--------------------------------
                          Annual Report to Shareholders
                        --------------------------------

                                 [LOGO OMITTED]
                                 PITCAIRN FUNDS



                             Diversified Value Fund

                                Select Value Fund

                               Small Cap Core Fund

                             Diversified Growth Fund

                               Select Growth Fund

                                 Small Cap Fund

                             Family Heritage(R) Fund

                            International Equity Fund

                                Taxable Bond Fund

                              Tax-Exempt Bond Fund





                               ------------------
                                October 31, 2002
                               ------------------

                                TABLE OF CONTENTS
                                -----------------

Letter to Shareholders .............................................   2
Management's Discussion & Analysis of Fund Performance
     Diversified Value Fund ........................................   4
     Select Value Fund .............................................   5
     Small Cap Core Fund ...........................................   6
     Diversified Growth Fund .......................................   8
     Select Growth Fund ............................................   9
     Small Cap Fund ................................................  10
     Family Heritage(R)Fund ........................................  12
     International Equity Fund .....................................  14
     Taxable Bond Fund .............................................  16
     Tax-Exempt Bond Fund ..........................................  17
Report of Independent Accountants ..................................  18
Statements of Net Assets
     Diversified Value Fund ........................................  19
     Select Value Fund .............................................  21
     Small Cap Core Fund ...........................................  23
     Diversified Growth Fund .......................................  26
     Select Growth Fund ............................................  28
     Small Cap Fund ................................................  29
     Family Heritage(R)Fund ........................................  32
     International Equity Fund .....................................  34
     Taxable Bond Fund .............................................  36
     Tax-Exempt Bond Fund ..........................................  38
Statements of Operations ...........................................  42
Statements of Changes in Net Assets ................................  44
Financial Highlights ...............................................  48
Notes to Financial Statements ......................................  55
Notice to Shareholders .............................................  60
Trustees and Officers ..............................................  61

              ----------------------------------------------------
              NOT FDIC INSURED. MAY LOSE VALUE. NO BANK GUARANTEE.
              ----------------------------------------------------

            Must be preceded or accompanied by a current prospectus.

Dear Pitcairn Funds Shareholder:

A barrage of challenging conditions plagued the U.S. economy, as well as domestic and international financial markets throughout the Pitcairn Funds' fiscal year (ended October 31, 2002). On the heels of a difficult 2001, 2002 was equally unsettling to investors. While the Pitcairn Funds have not been immune to the market's volatility, we are pleased that nearly half of our U.S. equity Funds outperformed their respective benchmarks. This year also marked some changes to the Funds as the Pitcairn Funds' Trustees approved the change in investment strategy and reorganization of our Small Cap Fund into the Small Cap Core Fund. The reorganization resulted in one Small Cap Fund effective after the close of business on October 31, 2002.

FINANCIAL MARKETS AND ECONOMIC REVIEW
The fourth quarter of calendar 2001 and most of 2002 witnessed the emergence of high-profile accounting scandals that rocked both stalwart Wall Street firms and corporate icons such as ENRON, WORLDCOM and TYCO INTERNATIONAL, among others. With tales of deception and greed that closely resembled a Hollywood movie script, investors were not amused as they felt the brunt of the decline when corporate earnings were continually adjusted downward. The resulting impact on the markets proved detrimental as an already unstable market environment only worsened.

Early in the Funds' fiscal year, both the U.S. and international stock markets reacted well to an injection of liquidity by the Fed in the aftermath of the attacks of September. In fact, in the last two months of calendar 2001, the U.S. stock market's total return was just over 9.5%. In addition, the last quarter of calendar 2001 marked the beginning of the recovery from the 2001 recession.

Early in 2002, however, stock markets stalled as liquidity growth stopped and questions about corporate accounting and governance metastasized beyond the failure of ENRON. For the remainder of the Funds' fiscal year, these concerns as well as gathering clouds on the geopolitical horizon, with the attendant rise in oil prices, served to create a pause in the recovery and a steep downdraft for the stock market. As equity prices weakened, the primary beneficiary was the government bond market, which saw yields drop to levels not seen in forty years. However, corporate bonds acted similarly to equities as worries about credit quality put downward pressure on corporate bond prices.

By most measures, the U.S. economy has held up given the constant threat of terrorism and war, coupled with the other weaknesses related to increasing oil prices, stagnant capital spending and concerns around the monetary policy. Responding to earlier Fed moves, the U.S. economy grew at a 5% rate in the first quarter of 2002. The second calendar quarter witnessed a slackening of growth with real GDP growing at a subdued 1.2% annual rate. Growth rebounded in the quarter ended September 30 to a 4% annual rate. Consumers helped maintain a robust pace of spending. Record low interest rates contributed to another record year for homebuilders and have also helped propel existing homeowners to refinance mortgages at a blistering place throughout most of the year.

PITCAIRN FUNDS
Unlike 2001, this fiscal year contained relatively modest disparities in return within the major asset classes. Both domestic and international equity markets again faced a year of poor absolute performance. For the twelve-month period, the Russell 3000(R) Index returned -14.36%, while the Morgan Stanley MSCI All Country World Free ex-U.S. Index, a benchmark for the international markets, returned -10.88%. In the fixed income arena the news was better. The Lehman U.S. Government/Credit Index, a benchmark for taxable bonds, posted a return of 5.48%, while the Lehman Municipal Bond Index, a tax-exempt benchmark, returned 5.87%.

For the fiscal year, several of the Pitcairn U.S. Equity Funds outperformed their benchmarks. In particular, our Select Growth Fund outperformed its benchmark, the Russell 1000(R) Growth Index, by 6.29 percentage points. We attribute our success to our investment management process, which requires our Funds to remain fully invested in the market and retain market weights in all industries. The predominant factor in adding value is our stock selection.

Our International Equity Fund lagged its benchmark, the Morgan Stanley MSCI All Country World Free ex-U.S. Index, by 3.8 percentage points, due primarily to an overweighting in country allocations to France, Italy and the Netherlands.

While our Tax-Exempt Bond Fund had strong absolute performance, just missing its benchmark objective, we experienced some difficulty with the returns of our Taxable Bond Fund. One of our holdings, PETRO GEO-SERVICES ASA, underperformed the corporate market early in the fiscal year. However, early in 2002, the company entered into an agreement to be acquired by VERITAS DGC, INC., a seismic and geophysical services company. Unfortunately, in July, VERITAS terminated the acquisition with the result that the bonds suffered a dramatic decline in price. Fortunately, the Fund is diversified among sectors and issuers and was able to achieve positive returns for the year despite the difficulties in the corporate sector.

LOOKING AHEAD
As we embark on a new fiscal year, we believe that there is much in the economic and financial environment about which to be optimistic. With interest rates near forty-year lows and the prospect of further growth in the economy and earnings, we feel that longer-term investments are attractively valued.

Sincerely,



/s/Jack Yates, III
Jack Yates, III
Executive Vice President
Chief Investment Officer

                         PITCAIRN DIVERSIFIED VALUE FUND
                         -------------------------------

OBJECTIVE:               Long-term capital appreciation.

INVESTMENT STRATEGY:     The Fund invests primarily in a diversified portfolio
                         of equity securities of large and mid capitalization companies designed to provide exposure to the value portion of the U.S. stock market.

FUND MANAGERS:           David T. Larrabee, Vice President, Pitcairn Investment
                         Management Catherine E. Rooney, Vice President,
                         Pitcairn Investment Management


FUND REVIEW AND OUTLOOK:
The Pitcairn Diversified Value Fund posted a return of -6.43% for the fiscal year ended October 31, 2002. Over the same period, our benchmark, the Russell 1000(R) Value Index, returned -10.02%.

Over the past year, the U.S. equity markets continued the slide that began in March of 2000. A sluggish economic recovery and lower than expected corporate earnings, compounded by concerns over potential military action in Iraq, have weighed on the equity markets. Technology and Telecommunication stocks continued to lead the market lower, and value stocks outperformed growth stocks by a considerable margin over the past twelve months. Our strong relative performance in the recent fiscal year was driven by a well-diversified mix of holdings. Regional bank, SOVEREIGN BANCORP (+47%); radio station operator, ENTERCOM (+46%); health care provider, UNITED HEALTH GROUP (+39%); and consumer products firm, FORTUNE BRANDS (+36%) were among the Fund's best performing stocks over the past year.

By design, the Diversified Value Fund is managed with a goal of producing returns in excess of its benchmark, while providing exposure to risk characteristics similar to that of the benchmark. Over the past two fiscal years, the Fund has outperformed its benchmark on an annual basis by 176 basis points. Heading into 2003, the Diversified Value Fund remains positioned in accordance with the goal of the Fund. Sector and industry exposures in the portfolio are closely aligned with the target benchmark. Risk exposures are tightly constrained and the goal is to generate excess returns through superior stock selection.


                          AVERAGE ANNUAL TOTAL RETURNS
                        (PERIODS ENDED OCTOBER 31, 2002)
--------------------------------------------------------------------------------
                                                              Annualized
                                      One Year                 Inception
                                       Return                  to Date*
--------------------------------------------------------------------------------
Pitcairn Diversified Value Fund        -6.43%                   -6.13%
--------------------------------------------------------------------------------
Russell 1000[R] Value Index            -10.02%                  -7.72%
--------------------------------------------------------------------------------

COMPARISON OF CHANGE IN THE VALUE OF A $10,000 INVESTMENT+
[LINE CHART OMITTED]
              PITCAIRN DIVERSIFIED VALUE FUND     RUSSELL 1000[R] VALUE INDEX
8/31/00       10,000                              10,000
10/31/00      10,358                              10,340
10/31/01       9,128                               9,113
10/31/02       8,541                               8,201




Past performance does not predict future results.
The Fund's comparative benchmark does not include the annual operating expenses incurred by the Fund.

*  Commenced operations on August 4, 2000.

+ The performance in the above graph does not reflect the deduction of taxes the shareholder will pay on fund distributions or the redemptions of fund shares.

                           PITCAIRN SELECT VALUE FUND
                           --------------------------

OBJECTIVE:               Long-term capital appreciation.

INVESTMENT STRATEGY:     The Fund  invests  primarily  in a  portfolio  of large
                         and mid capitalization U.S. equity securities that the Manager believes are priced below their true worth.

FUND MANAGER:            Catherine E. Rooney, Vice President, Pitcairn
                         Investment Management


FUND REVIEW AND OUTLOOK:
For the fiscal year ended October 31, 2002, the Pitcairn Select Value Fund posted a return of -15.77%, compared to the -10.02% return for its benchmark, the Russell 1000(R) Value Index.

The Select Value Fund's objective of a concentrated list of holdings and a higher risk profile worked against the Fund in the volatile markets of the past year. The Fund held some stocks that delivered spectacular returns during the fiscal year. Holdings appreciating by more than 25% included, ENSCO INTERNATIONAL, TITAN, PHELPS DODGE, ENTERCOM COMMUNICATIONS, JONES APPAREL GROUP, ILLINOIS TOOL WORKS, BRINKER INTERNATIONAL and CITIGROUP. Unfortunately, those strong returns were swamped by larger losses in a long list of securities that were mostly concentrated in the Technology and Telecommunications sectors. The market was very unforgiving of companies telegraphing bad news and share prices corrected rapidly. The Fund recorded significant losses in ELECTRONIC DATA SYSTEMS, COMPUWARE, GEORGIA PACIFIC, WORLDCOM, CALLAWAY GOLF, ADVANCED MICRO DEVICES and COMPUTER ASSOCIATES.

The focus of the Select Value Fund will continue to be on individual stock selection. We will continue to identify undervalued securities that we believe have a potential catalyst for price appreciation. Holdings will be concentrated to roughly 35 securities. The risk of the portfolio will exceed that of its target benchmark, Russell 1000(R) Value Index, as we expect this increased risk will lead to increased returns over time.


                          AVERAGE ANNUAL TOTAL RETURNS
                        (PERIODS ENDED OCTOBER 31, 2002)
--------------------------------------------------------------------------------
                                                                  Annualized
                                      One Year                     Inception
                                       Return                      to Date*
--------------------------------------------------------------------------------
Pitcairn Select Value Fund             -15.77%                      -7.00%
--------------------------------------------------------------------------------
Russell 1000[R] Value Index            -10.02%                      -8.22%
--------------------------------------------------------------------------------


COMPARISON OF CHANGE IN THE VALUE OF A $10,000 INVESTMENT+
[LINE CHART OMITTED]
                Pitcairn Select Value Fund          Russell 1000[R] Value Index
8/31/00         10,000                              10,000
10/31/00        10,840                              10,340
10/31/01         9,984                               9,113
10/31/02         8,409                               8,201

Past performance does not predict future results.
The Fund's comparative benchmark does not include the annual operating expenses incurred by the Fund.

*  Commenced operations on August 11, 2000.

+ The performance in the above graph does not reflect the deduction of taxes the shareholder will pay on fund distributions or the redemptions of fund shares.

                          PITCAIRN SMALL CAP CORE FUND
                          ----------------------------
                          Formerly Small Cap Value Fund

OBJECTIVE:               Long-term capital appreciation.

INVESTMENT STRATEGY:     The Fund invests in a diversified portfolio of small
                         capitalization companies with market values between $200 million and $1.4 billion.

FUND MANAGER:            Jack Yates, III, Executive Vice President and Chief
                         Investment Officer, Pitcairn Investment Management



FUND REVIEW AND OUTLOOK:
Significant changes occurred during the latter part of the fiscal year ended October 31, 2002 with regard to Pitcairn's Small Cap Core Fund, formerly known as the Small Cap Value Fund.

In July 2002, the Pitcairn Funds' Trustees approved changing the Small Cap Value Fund's principal investment strategy from a pure value to a core strategy -- blending both growth and value stocks in one portfolio. At the same time, they approved the reorganization of the Small Cap Fund into, and with, the Small Cap Core Fund so that there would be one small cap fund.

For the twelve months ended October 31, 2002, the Small Cap Core Fund returned -6.78%. Its new benchmark, the Russell 2000(R) Index, returned -11.57%, and its benchmark prior to August 1, 2002, the Russell 2000(R) Value Index, returned -2.53%. Primary factors that impacted the Fund's performance were the change in investment strategy during the last fiscal quarter and stock selection.

Some of the individual companies which contributed to the Fund's outperformance for the fiscal period, relative to the new benchmark, were: CHICO'S FAS (+123%), a manufacturer/retailer of casual comfort women's clothing; PENN NATIONAL GAMING (103%), a race track and casino operator; and REGIS (+37%), a consolidator of the hair care industry. Some of the detractors included: UNITED RENTALS (-26%), sold due to weak cash flow relative to earnings (the stock dropped a further 50%), ANDREW TELECOM (-39%), sold due to weak capital spending plans by the wireless service providers; and VISTEON (-44%), sold due to a weaker outlook for the automotive industry and expectations lowered by management.

Effective after the close of business on October 31, 2002, the reorganization of the two small cap funds took place, and the Small Cap Core Fund assumed the name Small Cap Fund. Looking ahead, the Small Cap Fund will be managed with a goal of producing returns in excess of its benchmark, while providing exposure to risk characteristics similar to that the Russell 2000(R) Index. The Fund remains positioned in accordance with its goal to deliver both the value and growth segments of the small cap market. Sector and industry exposures in the portfolio are closely aligned with the target benchmark. Risk exposures are tightly constrained and the goal is to generate excess returns through superior stock selection.

                          AVERAGE ANNUAL TOTAL RETURNS
                        (PERIODS ENDED OCTOBER 31, 2002)
--------------------------------------------------------------------------------
                                                                    Annualized
                                      One Year                       Inception
                                       Return                        to Date*
--------------------------------------------------------------------------------
Pitcairn Small Cap Core Fund           -6.78%                          0.18%
--------------------------------------------------------------------------------
Russell 2000[R] Value Index            -2.53%                          2.78%
--------------------------------------------------------------------------------
Russell 2000[R] Index                  -11.57%                        13.23%
--------------------------------------------------------------------------------


COMPARISON OF CHANGE IN THE VALUE OF A $10,000 INVESTMENT+
[LINE CHART OMITTED]
              Pitcairn Small     Russell          Russell 2000[R]
              Cap Value Fund     2000[R] Index    Value Index
8/31/00       10,000             10,000           10,000
10/31/00      10,039              9,273            9,907
10/31/01      10,621              8,095           10,774
10/31/02       9,901              7,159           10,592


Past performance does not predict future results.
The Fund's comparative benchmark does not include the annual operating expenses incurred by the Fund.

*  Commenced operations on August 25, 2000.

+ The performance in the above graph does not reflect the deduction of taxes the shareholder will pay on fund distributions or the redemptions of fund shares.

                        PITCAIRN DIVERSIFIED GROWTH FUND
                        --------------------------------



OBJECTIVE:               Long-term capital appreciation.

INVESTMENT STRATEGY:     The Fund invests primarily in a diversified portfolio
                         of equity securities of large and mid-capitalization companies and is designed to provide exposure to the growth portion of the U.S. stock market.

FUND MANAGER:            Eric M. Feder, Vice President, Pitcairn Investment
                         Management



FUND REVIEW AND OUTLOOK:
For the fiscal year ended October 31, 2002, the Pitcairn Diversified Growth Fund posted a return of -22.26%, while the Fund's benchmark, the Russell 1000(R) Growth Index, returned -19.62%.

The past twelve months have been particularly challenging for the U.S. equity market as concerns regarding the domestic and international economic slowdown, corporate malfeasance and the threat of war with Iraq resulted in negative investment returns throughout every capitalization segment. In a continuation of 2001, growth stocks lagged their value stock counterparts by a considerable margin. Despite these challenges, several individual stocks performed well during the year. Diversified technology company, TITAN (+32%); medical distributor, CARDINAL HEALTH (+23%); and media company, VIACOM (+22%) were among the Fund's best performers over the past twelve months.

In order to achieve the Fund's objective of long-term capital appreciation, the portfolio continues to invest in stocks that we believe are likely to offer the potential for above-average growth, in both revenues and earnings. In addition, the portfolio contains roughly 100 securities, and remains diversified across all sectors of the market. Currently the Technology and Health Care sectors are being emphasized due to the fact that the Russell 1000(R) Growth Index has substantial representation in these areas. Conversely, the portfolio is not significantly exposed to the Telecommunications and Utility segments of the market.

By design, the Diversified Growth Fund is managed with a goal of producing returns in excess of its benchmark, while providing exposure to risk characteristics similar to the Russell 1000(R) Growth Index. Going forward, the Fund will continue to capture the risk characteristics associated with the growth segment of the U.S. equity market, while emphasizing security selection as the primary driver of relative returns.



                          AVERAGE ANNUAL TOTAL RETURNS
                        (PERIODS ENDED OCTOBER 31, 2002)
--------------------------------------------------------------------------------
                                                                 Annualized
                                      One Year                    Inception
                                       Return                     to Date*
--------------------------------------------------------------------------------
Pitcairn Diversified Growth Fund       -22.26%                     -30.69%
--------------------------------------------------------------------------------
Russell 1000[R] Growth Index           -19.62%                     -30.04%
--------------------------------------------------------------------------------


COMPARISON OF CHANGE IN THE VALUE OF A $10,000 INVESTMENT+
[LINE CHART OMITTED]
             Pitcairn Diversified Growth Fund       Russell 1000[R] Growth Index
8/31/00      10,000                                  10,000
10/31/00      8,492                                   8,626
10/31/01      5,236                                   5,181
10/31/02      4,071                                   4,163



Past performance does not predict future results.
The Fund's comparative benchmark does not include the annual operating expenses incurred by the Fund.

*  Commenced operations on August 4, 2000.

+ The performance in the above graph does not reflect the deduction of taxes the shareholder will pay on fund distributions or the redemptions of fund shares.

                           PITCAIRN SELECT GROWTH FUND
                           ---------------------------

OBJECTIVE:               Long-term capital appreciation.

INVESTMENT STRATEGY:     The Fund invests primarily in a concentrated portfolio
                         of high quality, leading, large capitalization growth companies. The Manager seeks to identify leading companies with dramatic wealth creation potential.
                         Investments in companies that demonstrate these five attributes are emphasized: sustainable above average earnings growth, dominant leadership position in its business, clear mission and value-added focus, financial strength, and reasonable price relative to the market and relative to the growth prospects of that business.

FUND MANAGERS:           Frank M. Sands, Sr., CFA, Chief Investment Officer,
                         Sands Capital Management, Inc. Frank M. Sands, Jr.,
                         CFA, Director of Research, Sands Capital Management,
                         Inc.

FUND REVIEW AND OUTLOOK:
For the fiscal year ending October 31, 2002, the Pitcairn Select Growth Fund returned -13.33%, which compared favorably to the -19.62% return for its benchmark, the Russell 1000(R) Growth Index.

The Select Growth Fund invests in high quality, leading growth businesses. Well-experienced management and substantial financial strength characterize the companies owned by the Fund. During economic downturns, these companies focus their efforts on making their businesses stronger and more competitive. The companies accomplish this ambitious goal by continuing to fund research and development, by attracting and retaining the best human talent in their business spaces and by improving their competitive positions. Businesses in the Fund, such as DELL COMPUTER, WAL-MART STORES, KOHL'S and CAPITAL ONE FINANCIAL, are aggressively taking market share. Companies such as MICROSOFT, CISCO SYSTEMS, QUALCOMM, GENENTECH, and MEDTRONIC continue to invest in, and advance, their technology platforms. In addition, HARLEY-DAVIDSON, TIFFANY and STARBUCKS continue to attract new customers with their legendary brand names and superior products and services. Valuations in the worldwide equity markets, especially the U.S. market, have become much more reasonable than the valuations experienced over the preceding four years.

Looking ahead, the basic elements for economic growth remain strong. In the month of October 2002, as the U.S. equity markets began to improve, the Fund continues to look for outstanding companies that can be expected to be among the primary beneficiaries of future economic growth.



                          AVERAGE ANNUAL TOTAL RETURNS
                        (PERIODS ENDED OCTOBER 31, 2002)
--------------------------------------------------------------------------------
                                                                   Annualized
                                      One Year                      Inception
                                       Return                       to Date*
--------------------------------------------------------------------------------
Pitcairn Select Growth Fund            -13.33%                       -28.07%
--------------------------------------------------------------------------------
Russell 1000[R] Growth Index           -19.62%                       -30.37%
--------------------------------------------------------------------------------


COMPARISON OF CHANGE IN THE VALUE OF A $10,000 INVESTMENT+
[LINE CHART OMITTED]
             Pitcairn Select Growth Fund         Russell 1000[R] Growth Index
8/31/00      10,000                              10,000
10/31/00      8,715                               8,626
10/31/01      5,365                               5,181
10/31/02      4,650                               4,163




Past performance does not predict future results.
The Fund's comparative benchmark does not include the annual operating expenses incurred by the Fund.

*  Commenced operations on August 11, 2000.

+ The performance in the above graph does not reflect the deduction of taxes the shareholder will pay on fund distributions or the redemptions of fund shares.

                             PITCAIRN SMALL CAP FUND
                             -----------------------
                         Formerly Small Cap Growth Fund


OBJECTIVE:               Long-term capital appreciation.

INVESTMENT STRATEGY:     The Fund invests in a diversified portfolio of small
                         capitalization companies with market values between $200 million and $1.4 billion.

FUND MANAGER:            Jack Yates, III, Executive Vice President and Chief
                         Investment Officer, Pitcairn Investment Management


FUND REVIEW AND OUTLOOK:
Significant changes occurred during the fiscal year ended October 31, 2002 with regard to Pitcairn's Small Cap Fund, formerly known as the Small Cap Growth Fund.

In April 2002, the Pitcairn Funds' Trustees approved the termination of Standish Mellon as the sub-adviser of the Small Cap Growth Fund. Pitcairn Investment Management was approved to manage the Fund with a small cap core style. The name of the Fund was changed to the Pitcairn Small Cap Fund and Jack Yates, III, Executive Vice President and Chief Investment Officer of Pitcairn Investment Management assumed portfolio management duties.

After extensive analysis, it was concluded that a core investment strategy would provide shareholders the ability to deliver better risk-adjusted, after-tax returns. A core investment strategy also gives shareholders exposure to both small cap value and small cap growth stocks.

For the fiscal year ended October 31, 2002, the Pitcairn Small Cap Fund returned -21.09%. Its former benchmark, the Russell 2000 Growth(R) Index, returned -21.57%. Its new benchmark, the Russell 2000(R) Index, returned -11.57%. While the entire U.S. market experienced the volatility of a turbulent year, it was even more apparent in the small cap sector. During the first half of the fiscal year, when the Fund was pursuing a small cap growth strategy, the primary factor in the Fund's performance was the difficult environment for the small cap growth segment of the market, which the Fund was able to offset slightly by stock selection. After the Fund's change to a small cap core strategy, the primary factor affecting its performance was the addition of a value component to the investment strategy at a time when small cap value stocks, previously an area of strength in the market, experienced a decline.

Since the change in investment strategy, some of the individual companies which contributed to the Fund's performance for the period included: WERNER ENTERPRISES (+17%), a trucking company; FIRST BANCORP OF PUERTO RICO (+11%), a consumer oriented regional bank; and ZEBRA TECHNOLOGIES (+8%), a barcode printing company. Some of the detractors were: MSC.SOFTWARE (-57%), due to lower demand among its manufacturing client base; VISTEON (-57%), due to a weaker outlook for the automotive industry and expectations lowered by management; and WISER OIL (-49%), due to lower cash flows and lower commodity prices.

Effective after the close of business, October 31, 2002, the Small Cap Fund was reorganized into the Small Cap Core Fund.

                          AVERAGE ANNUAL TOTAL RETURNS
                        (PERIODS ENDED OCTOBER 31, 2002)
--------------------------------------------------------------------------------
                                                                   Annualized
                                      One Year                      Inception
                                       Return                       to Date*
--------------------------------------------------------------------------------
Pitcairn Small Cap Fund                -21.09%                       -29.24%
--------------------------------------------------------------------------------
Russell 2000[R] Growth Index           -21.57%                       -25.90%
--------------------------------------------------------------------------------
Russell 2000[R] Index                  -11.57%                       -11.87%
--------------------------------------------------------------------------------


COMPARISON OF CHANGE IN THE VALUE OF A $10,000 INVESTMENT+
[LINE CHART OMITTED]

            Pitcairn                    Russell 2000[R]          Russell 2000[R]
         Small Cap Fund                    Index                  Growth Index
8/31/00     10,000                        10,000                     10,000
10/31/00     8,800                         9,273                      8,731
10/31/01     5,038                         8,095                      5,981
10/31/02     3,976                         7,159                      4,691

Past performance does not predict future results.
The Fund's comparative benchmark does not include the annual operating expenses incurred by the Fund.

*  Commenced operations on August 11, 2000.

+ The performance in the above graph does not reflect the deduction of taxes the shareholder will pay on fund distributions or the redemptions of fund shares.

                        PITCAIRN FAMILY HERITAGE(R) FUND
                        --------------------------------

OBJECTIVE:               Long-term capital appreciation.

INVESTMENT STRATEGY:     The Fund invests primarily in a portfolio of equity
                         securities of companies designed to provide exposure to the overall U.S. equity market. The Family Heritage(R)
                         Fund invests primarily in U.S. equity securities of companies in which the founding family or a related foundation maintains ownership of at least 10% of the issuer's outstanding shares.

FUND MANAGERS:           Eric M. Feder, Vice President, Pitcairn Investment
                         Management David T. Larrabee, Vice President, Pitcairn
                         Investment Management


FUND REVIEW AND OUTLOOK:
For the fiscal year ended October 31, 2002, the Pitcairn Family Heritage(R) Fund returned -10.87%. Over the same period, the Wilshire 5000 Index, the Fund's benchmark, posted a return of -13.40%.

During the Fund's fiscal year, the U.S. equity markets continued the slide that began in March of 2000. A sluggish economic recovery and lower than expected corporate earnings, compounded by concerns over potential U.S. action against Iraq, have weighed on the equity markets over the past twelve months. Technology and Telecom stocks continued to lead the market down, and value stocks outperformed growth stocks by a considerable margin over the past year. The Wilshire All-Value Index returned -10.4% in the latest fiscal year while the Wilshire All-Growth Index returned -17.1%.

As might be expected, our strong relative performance in the recent fiscal year was driven largely by our more value-oriented holdings. Manufacturer, A.O. SMITH (+78%); consumer products maker, LANCASTER COLONY (+46%); and steel fabricator, WORTHINGTON INDUSTRIES (+45%) were among the Fund's best performers over the past year.

The Family Heritage(R) Fund invests primarily in U.S. equity securities of companies in which the founding family or related foundation maintains a significant ownership interest. Pitcairn continues to believe that this characteristic is associated with added investment return. Over the past five years, the Fund has returned 3.22% annually versus a return of 0.12% for the Wilshire 5000 Index.

The Fund's portfolio includes stocks that offer exposure to all sectors and capitalization ranges of the U.S. equity market. Exposures to various risk factors are closely managed with the main emphasis for portfolio management focused on specific stock selection. We focus on investing in companies with attractive relative valuations compared with their respective sectors and industries. Tax efficiency and risk controls continue to be important components of the portfolio management process.

                                         AVERAGE ANNUAL TOTAL RETURNS
                                       (PERIODS ENDED OCTOBER 31, 2002)
----------------------------------------------------------------------------------------------------------
                                                   Annualized    Annualized     Annualized     Annualized
                                      One Year       3 Year        5 Year         10 Year       Inception
                                       Return        Return        Return         Return         to Date
----------------------------------------------------------------------------------------------------------
Pitcairn Family Heritage[R] Fund*      -10.87%       -7.16%         3.22%          8.08%          9.13%
----------------------------------------------------------------------------------------------------------
Wilshire 5000 Index                    -13.40%       -11.32%        0.12%          9.37%         10.00%
----------------------------------------------------------------------------------------------------------


COMPARISON OF CHANGE IN THE VALUE OF A $10,000 INVESTMENT*+
[LINE CHART OMITTED]
              Pitcairn Family Heritage[R] Fund          Wilshire 5000 Index
10/31/92      10,000                                    10,000
10/93         10,679                                    11,778
10/94         10,633                                    12,074
10/95         11,720                                    15,183
10/96         13,593                                    18,494
10/97         18,562                                    24,336
10/98         22,126                                    27,935
10/99         27,177                                    35,106
10/00         30,797                                    37,978
10/01         24,401                                    28,271
10/02         21,748                                    24,483


Past performance does not predict future results.
The Fund's comparative benchmark does not include the annual operating expenses incurred by the Fund.

* For periods prior to August 4, 2000, when the Fund began operating, the performance data quoted represents past performance of the Adviser's similarly managed common trust fund, adjusted to reflect fees and expenses expected to be borne by the Pitcairn Family Heritage(R) Fund. The common trust fund was not a registered mutual fund, and therefore was not subject to certain investment and tax restrictions which may have adversely affected performance. The common trust fund changed its investment strategy in April, 1996, as described in the Fund's prospectus.

+ The performance in the above graph does not reflect the deduction of taxes the shareholder will pay on fund distributions or the redemptions of fund shares.

                       PITCAIRN INTERNATIONAL EQUITY FUND
                       ----------------------------------

OBJECTIVE:               Long-term capital appreciation.

INVESTMENT STRATEGY:     Investing primarily in a diversified portfolio of
                         equity securities of non-U.S. issuers.

FUND MANAGERS:           S. Dewey Keesler, Jr., Principal and Chief Investment
                         Officer Kathleen Harris, Principal and Portfolio
                         Manager/Research Analyst Oechsle International
                         Advisors, LLC


FUND REVIEW AND OUTLOOK:
International stock markets fell during the twelve months ended October 31, 2002. The Pitcairn International Equity Fund returned -14.68% for the period, while the Fund's benchmark, Morgan Stanley MSCI All Country World Free ex-U.S. Index, returned -10.88%.

Country allocation made a modestly negative contribution to performance for the one-year period. The portfolio benefited from an overweight position in South Korea, and from an underweight position in Spain. Unfortunately, these positive factors were negatively offset by overweight allocations to France, Italy and the Netherlands. Stock selection also contributed negatively for the period. Good selection was found in Italy, the Netherlands and Japan. Weak stock performance in France, Germany, Spain and Switzerland erased those positive gains.

Most sectors were down for the time period, with Information Technology (-22.22), Telecommunications (-20.90) and Health Care (-15.89) taking the biggest hits. Consumer Staples (+2.44) and Materials (+3.89) were able to add modest value to the portfolio.

In October, we saw some sharp recoveries in international equity markets, with particularly pronounced rebounds among some of the major casualties of recent months. While it would be premature to declare a turning point there is at least mounting evidence that investors have already priced in unduly pessimistic expectations for many companies. Our focus remains on identifying companies with unanticipated earnings prospects. We believe that the environment that has unfolded provides an opportunity to uncover quality companies with solid earnings potential. As investors look beyond short-term uncertainties, such companies offer substantial upside.

                                  AVERAGE ANNUAL TOTAL RETURNS
                                (PERIODS ENDED OCTOBER 31, 2002)
-------------------------------------------------------------------------------------------
                                                   Annualized    Annualized     Annualized
                                      One Year       3 Year        5 Year        Inception
                                       Return        Return        Return         to Date
-------------------------------------------------------------------------------------------
Pitcairn International Equity Fund*     -14.68%       -17.01%       -6.81%          0.55%
-------------------------------------------------------------------------------------------
Morgan Stanley MSCI All Country
World Free Ex-US Index                  -10.88%       -13.15%       -2.95%          2.40%
-------------------------------------------------------------------------------------------


COMPARISON OF CHANGE IN THE VALUE OF A $10,000 INVESTMENT*+
[LINE CHART OMITTED]

          Pitcairn International      Morgan Stanley MSCI
          Equity Fund                 All Country
5/31/93   10,000                      10,000
10/93     11,438                      10,916
10/94     13,738                      12,208
10/95     12,983                      11,979
10/96     14,402                      13,245
10/97     14,978                      13,890
10/98     14,578                      14,568
10/99     18,418                      18,248
10/00     18,388                      17,870
10/01     12,377                      13,415
10/02     10,526                      11,955

Past performance does not predict future results.
The Fund's comparative benchmark does not include the annual operating expenses incurred by the Fund.

* For periods prior to August 4, 2000, when the Fund began operating, the performance data quoted represents past performance of the Adviser's similarly managed common trust fund, adjusted to reflect fees and expenses expected to be borne by the Pitcairn International Equity Fund. The common trust fund was not a registered mutual fund, and therefore was not subject to certain investment and tax restrictions which may have adversely affected performance. The common trust fund changed its investment strategy in April, 1999, as described in the Fund's prospectus.

+ The performance in the above graph does not reflect the deduction of taxes the shareholder will pay on fund distributions or the redemptions of fund shares.

                           PITCAIRN TAXABLE BOND FUND
                           --------------------------
                     Formerly Government/Corporate Bond Fund


OBJECTIVE:               Income and capital appreciation consistent with prudent
                         investment risk and liquidity.

INVESTMENT STRATEGY:     The Fund invests primarily in a portfolio of
                         investment-grade fixed income securities without limitation as to their maturity.

FUND MANAGER:            John R. Raebiger, Jr., Vice President, Pitcairn
                         Investment Management


FUND REVIEW AND OUTLOOK:
For the twelve months ended October 31, 2002, the Pitcairn Taxable Bond Fund returned 1.46%. In comparison, the benchmark, the Lehman U.S. Government/Credit Index, returned 5.48%.

During this period, the weak economy, threat of war and weakening consumer confidence were major influences on the bond market. Accounting scandals and corporate executive abuses surfaced to cause investors to avoid new purchases of corporate bonds, as well as sell any name that surfaced in the headlines. When looking at the corporate bond portion of the portfolio, our style of finding quality issuers at reasonable values fell out of favor and lead to our underperformance. Names like TYCO INTERNATIONAL GROUP, HOUSEHOLD FINANCE and FORD MOTOR CREDIT were negatively impacted by headline news stories, downgrades, and overall investor skepticism.

Our holding of PETRO GEO-SERVICES ASA was an improving situation. The company was in the process of being taken over by a competitor, VERITAS DGC, a company that was in a better financial position. Our analysis indicated that the merger was proceeding as scheduled when the Board of Directors at VERITAS unexpectedly voted against the merger. As a result, the bonds of PETRO GEO deteriorated in price and were sold at a loss. Thanks to the diversification among sectors and issuers, the portfolio was able to achieve positive returns for the year despite the difficulties in the corporate sector.

The Taxable Bond Fund will continue to concentrate on top-tier, investment-grade quality securities. Overall, the average quality of the Fund's holdings continues to be double-A credit rating. In addition, we will continue to search for opportunities and anomalies in the marketplace while prudently managing the portfolio's risk.

                                         AVERAGE ANNUAL TOTAL RETURNS
                                      (PERIODS ENDED OCTOBER 31, 2002)
------------------------------------------------------------------------------------------------------
                                                Annualized     Annualized    Annualized    Annualized
                                   One Year       3 Year         5 Year        10 Year      Inception
                                    Return        Return         Return        Return        to Date
------------------------------------------------------------------------------------------------------
Pitcairn Taxable Bond Fund*          1.46%         7.91%          6.29%         6.62%         7.51%
------------------------------------------------------------------------------------------------------
Lehman U.S. Government/
Credit Index                         5.48%         9.22%          7.37%         7.50%         8.56%
------------------------------------------------------------------------------------------------------


COMPARISON OF CHANGE IN THE VALUE OF A $10,000 INVESTMENT*+
[LINE CHART OMITTED]
                Pitcairn Taxable                  Lehman U.S. Government
                Bond Fund                         /Credit Index
10/31/92        10,000                            10,000
10/93           11,261                            11,366
10/94           10,662                            10,839
10/95           12,333                            12,590
10/96           12,874                            13,269
10/97           13,994                            14,438
10/98           15,311                            15,920
10/99           15,107                            15,815
10/00           16,242                            16,940
10/01           18,709                            19,535
10/02           18,982                            20,606

Past performance does not predict future results.
The Fund's comparative benchmark does not include the annual operating expenses incurred by the Fund.

* For periods prior to August 4, 2000, when the Fund began operating, the performance data quoted represent past performance of the Adviser's similary managed collective trust fund, adjusted to reflect fees and expenses expected to be borne by the Pitcairn Government/Corporate Bond Fund. The collective trust fund was not a registered mutual fund, and therefore was not subject to certain investment and tax restrictions which may have adversely affected performance.

+ The performance in the above graph does not reflect the deduction of taxes the shareholder will pay on fund distributions or the redemptions of fund shares.

                          PITCAIRN TAX-EXEMPT BOND FUND
                          -----------------------------

OBJECTIVE:               Current income exempt from Federal income taxes and
                         capital appreciation, consistent with prudent investment risk and liquidity.

INVESTMENT STRATEGY:     The Fund invests primarily in a diversified portfolio
                         of investment grade obligations of tax-exempt issuers situated in the United States, its territories and possessions.

FUND MANAGER:            John R. Raebiger, Jr., Vice President, Pitcairn
                         Investment Management


FUND REVIEW AND OUTLOOK:
For the twelve months ended October 31, 2002, the Pitcairn Tax-exempt Bond Fund returned 5.41%. In comparison, the benchmark, the Lehman Brothers Municipal Bond Index, returned 5.87%.

During this period, the slow economic recovery and a flight to safety initially lead investors to the municipal market. Reduced tax receipts, low interest rates, and many large funding needs, especially in California and New York, resulted in a record amount of new issues. Due to the record level of supply, municipal yields levels traded at 90 to 100% of U.S. Treasury Bond yield levels. Our decision to under-weight California continues to benefit the portfolio, as California was the worst performing Lehman Brothers specialty state index.

The Tax-Exempt Bond Fund will continue to concentrate on top-tier, investment-grade quality securities. Overall, the average credit quality of the Fund's holdings continues to be a triple-A/double-A+ credit rating. We will continue to diligently manage the potential tax impact upon the Fund. In addition, we will maintain an ongoing search for opportunities and unique anomalies in the marketplace while prudently managing the portfolio's risks.


                                          AVERAGE ANNUAL TOTAL RETURNS
                                        (PERIODS ENDED OCTOBER 31, 2002)
------------------------------------------------------------------------------------------------------------
                                                   Annualized     Annualized      Annualized      Annualized
                                      One Year       3 Year         5 Year          10 Year        Inception
                                       Return        Return         Return          Return          to Date
------------------------------------------------------------------------------------------------------------
Pitcairn Tax-exempt Bond Fund*          5.41%         7.74%          5.47%           5.88%           6.19%
------------------------------------------------------------------------------------------------------------
Lehman Municipal Bond Index             5.87%         8.28%          6.14%           6.83%           7.55%
------------------------------------------------------------------------------------------------------------


COMPARISON OF CHANGE IN THE VALUE OF A $10,000 INVESTMENT*+
[LINE CHART OMITTED]
             PITCAIRN TAX-EXEMPT BOND FUND        LEHMAN MUNICIPAL BOND INDEX
10/31/92     10,000                               10,000
10/93        11,161                               11,407
10/94        11,010                               10,910
10/95        12,049                               12,530
10/96        12,599                               13,245
10/97        13,564                               14,371
10/98        14,548                               15,524
10/99        14,153                               15,247
10/00        15,225                               16,545
10/01        16,793                               18,285
10/02        17,702                               19,359

Past performance does not predict future results.
The Fund's comparative benchmark does not include the annual operating expenses incurred by the Fund.

* For periods prior to August 11, 2000, when the Fund began operating, the performance data quoted represents past performance of the Adviser's similarly managed common trust fund, adjusted to reflect fees and expenses expected to be borne by the Pitcairn Tax-Exempt Bond Fund. The common trust fund was not a registered mutual fund, and therefore was not subject to certain investment and tax restrictions which may have adversely affected performance. The common trust fund changed its investment strategy in January, 1997, as described in the Fund's prospectus.

+ The performance in the above graph does not reflect the deduction of taxes the shareholder will pay on fund distributions or the redemptions of fund shares.

REPORT OF INDEPENDENT ACCOUNTANTS
================================================================================
PITCAIRN FUNDS  OCTOBER 31, 2002



To the Shareholders and Trustees of
   Pitcairn Funds:

In our opinion, the accompanying statements of net assets (and the statements of assets and liabilities) and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Pitcairn Diversified Value Fund, Pitcairn Select Value Fund, Pitcairn Small Cap Core Fund, Pitcairn Diversified Growth Fund, Pitcairn Select Growth Fund, Pitcairn Small Cap Fund, Pitcairn Family Heritage(R) Fund, Pitcairn International Equity Fund, Pitcairn Taxable Bond Fund and Pitcairn Tax-Exempt Bond Fund (constituting Pitcairn Funds, hereafter referred to as the "Trust") at October 31, 2002, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2002 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.



PRICEWATERHOUSECOOPERS LLP
Philadelphia, Pennsylvania
December 10, 2002

STATEMENT OF NET ASSETS
================================================================================
PITCAIRN FUNDS  OCTOBER 31, 2002



DIVERSIFIED VALUE FUND
-------------------------------------------------------------
                                       SHARES     VALUE (000)
-------------------------------------------------------------
COMMON STOCK (98.7%)
ALCOHOL (0.3%)
   Anheuser-Busch                       6,860     $     362
                                                  ---------
APPAREL/TEXTILES (0.8%)
   Jones Apparel Group*                28,030           971
                                                  ---------
BANKS (19.1%)
   Bank of America                     53,285         3,719
   Bank of New York                    24,810           645
   Bank One                            35,480         1,368
   BB&T                                52,235         1,894
   Citigroup                          164,700         6,086
   FleetBoston Financial               75,585         1,768
   JPMorgan Chase                      50,955         1,057
   Mellon Financial                    39,025         1,104
   Old National Bancorp+               48,850         1,163
   US Bancorp                          89,635         1,890
   Wells Fargo                         53,665         2,709
                                                  ---------
                                                     23,403
                                                  ---------
CHEMICALS (2.1%)
   Dow Chemical                        28,320           736
   EI du Pont de Nemours               42,825         1,767
                                                  ---------
                                                      2,503
                                                  ---------
CLOTHING STORES (0.4%)
   Talbots+                            19,790           549
                                                  ---------
COMPUTER HARDWARE (1.8%)
   Hewlett-Packard                    119,120         1,882
   Pitney Bowes                         8,170           274
                                                  ---------
                                                      2,156
                                                  ---------
COMPUTER SOFTWARE (1.9%)
   Computer Associates International   28,050           417
   International Business Machines     24,580         1,940
                                                  ---------
                                                      2,357
                                                  ---------
CONSTRUCTION (0.5%)
   KB Home+                            12,990           613
                                                  ---------
DEFENSE & AEROSPACE (2.7%)
   Boeing                              24,835           739
   General Dynamics                    17,535         1,387
   Honeywell International             34,075           816
   Titan*                              30,560           394
                                                  ---------
                                                      3,336
                                                  ---------
DEPARTMENT STORES (1.2%)
   Federated Department Stores*        48,280         1,482
                                                  ---------
DIVERSIFIED MANUFACTURING (0.9%)
   3M                                   8,975         1,139
                                                  ---------
DRUGS (3.5%)
   Invitrogen*                         20,750           578
   Medicis Pharmaceutical, Cl A*+      19,295           886
   Merck                               51,460         2,791
                                                  ---------
                                                      4,255
                                                  ---------

-------------------------------------------------------------
                                       SHARES     VALUE (000)
-------------------------------------------------------------
ELECTRICAL UTILITIES (4.6%)
   FPL Group+                          27,475     $   1,621
   Pinnacle West Capital               53,010         1,511
   SCANA                               38,960         1,137
   Wisconsin Energy                    56,635         1,301
                                                  ---------
                                                      5,570
                                                  ---------
ELECTRONIC EQUIPMENT (2.1%)
   Dover                               29,265           734
   Emerson Electric                    23,460         1,131
   Motorola+                           42,840           393
   Tektronix*                          19,015           336
                                                  ---------
                                                      2,594
                                                  ---------
ENERGY RESERVES (7.5%)
   Devon Energy+                       48,205         2,434
   Exxon Mobil                        148,640         5,003
   Noble Energy                        48,215         1,755
                                                  ---------
                                                      9,192
                                                  ---------
FINANCIAL SERVICES (2.1%)
   American Express                    44,940         1,635
   Marsh & McLennan                    19,470           909
                                                  ---------
                                                      2,544
                                                  ---------
FOOD & BEVERAGE (2.2%)
   Conagra Foods                       45,891         1,113
   McCormick                           40,958           911
   Supervalu                           38,355           644
                                                  ---------
                                                      2,668
                                                  ---------
FORESTRY & PAPER (1.9%)
   Bemis                               36,530         1,903
   Weyerhaeuser                         9,915           449
                                                  ---------
                                                      2,352
                                                  ---------
GAS UTILITIES (1.3%)
   KeySpan+                            44,105         1,611
                                                  ---------
HOME PRODUCTS (3.2%)
   Fortune Brands                      30,755         1,539
   Procter & Gamble                    26,963         2,385
                                                  ---------
                                                      3,924
                                                  ---------
HOTELS (0.5%)
   Starwood Hotels & Resorts Worldwide 25,305           590
                                                  ---------
INDUSTRIAL PARTS (1.9%)
   Illinois Tool Works                 19,130         1,174
   United Technologies                 19,360         1,194
                                                  ---------
                                                      2,368
                                                  ---------
LIFE & HEALTH INSURANCE (1.6%)
   Torchmark                           53,910         1,930
                                                  ---------
MEDIA (3.8%)
   Clear Channel Communications*       27,390         1,015
   Entercom Communications*+           20,150           992
   Viacom, Cl B*                       23,045         1,028
   Walt Disney                         99,380         1,659
                                                  ---------
                                                      4,694
                                                  ---------

STATEMENT OF NET ASSETS
================================================================================
PITCAIRN FUNDS  OCTOBER 31, 2002



DIVERSIFIED VALUE FUND--CONCLUDED
-------------------------------------------------------------
                                       SHARES     VALUE (000)
-------------------------------------------------------------
MEDICAL PRODUCTS (0.6%)
   Kimberly-Clark                      14,260     $     734
                                                  ---------
METALS & MINING (0.6%)
   Alcoa                               35,855           791
                                                  ---------
MISCELLANEOUS BUSINESS SERVICES (0.4%)
   Alliance Data Systems*              27,640           470
                                                  ---------
MOTOR VEHICLES & PARTS (1.2%)
   Ford Motor+                         43,440           367
   Lear*                               30,150         1,102
                                                  ---------
                                                      1,469
                                                  ---------
OIL REFINING (2.9%)
   ChevronTexaco                       35,440         2,397
   ConocoPhillips                      23,360         1,133
                                                  ---------
                                                      3,530
                                                  ---------
PROPERTY & CAUSUALTY INSURANCE (5.8%)
   Allstate                            55,205         2,196
   American International Group        48,672         3,044
   St Paul Companies                   49,995         1,640
   Travelers Property Casualty, Cl A*+  6,649            89
   Travelers Property Casualty, Cl B*  13,661           185
                                                  ---------
                                                      7,154
                                                  ---------
PUBLISHING (1.7%)
   New York Times, Cl A                19,030           921
   Scholastic*+                        26,840         1,185
                                                  ---------
                                                      2,106
                                                  ---------
RAILROADS (0.7%)
   Norfolk Southern                    45,000           909
                                                  ---------
REAL ESTATE INVESTMENT TRUSTS (1.9%)
   AMB Property                        49,890         1,337
   Apartment Investment &
     Management, Cl A                  26,850           944
                                                  ---------
                                                      2,281
                                                  ---------
RESTUARANTS (0.8%)
   Brinker International*+             34,025           966
                                                  ---------
SECURITIES & ASSET MANAGEMENT (2.7%)
   Lehman Brothers Holdings            13,500           719
   Merrill Lynch                       33,010         1,253
   Morgan Stanley Dean Witter          34,505         1,343
                                                  ---------
                                                      3,315
                                                  ---------
SPECIALTY RETAIL (0.4%)
   Barnes & Noble*+                    22,740           480
                                                  ---------
TELEPHONE (7.3%)
   AT&T                                96,035         1,252
   BellSouth                           73,650         1,926
   CenturyTel                          28,615           811
   SBC Communications                  90,335         2,318
   Verizon Communications              68,705         2,594
                                                  ---------
                                                      8,901
                                                  ---------

-------------------------------------------------------------
                                       SHARES     VALUE (000)
-------------------------------------------------------------
THRIFTS (1.9%)
   Washington Mutual                   63,785     $   2,281
                                                  ---------
TOBACCO (1.0%)
   Philip Morris                       28,765         1,172
                                                  ---------
TRUCK, SEA & AIR FREIGHT (0.9%)
   FedEx                               19,885         1,058
                                                  ---------
Total Common Stock
     (Cost $138,566)                                120,780
                                                  ---------
REGISTERED INVESTMENT COMPANY (1.1%)
   iShares(R) Russell 1000(R) VaLUE
     Index Fund                        29,750         1,356
                                                  ---------
Total Registered Investment Company
     (Cost $1,319)                                    1,356
                                                  ---------
Total Investments (99.8%)
     (Cost $139,885)                                122,136
                                                  ---------
Other Assets and Liabilities, Net (0.2%)                255
                                                  ---------
Total Net Assets (100.0%)                          $122,391
                                                  =========
STATEMENT OF ASSETS AND LIABILITIES
Assets
   Investments at value                            $122,136
   Collateral received on securities loaned           9,727
   Other assets                                         962
                                                  ---------
Total Assets                                        132,825
                                                  ---------
Liabilities
   Payable for collateral on securities loaned        9,727
   Investment advisory fee payable                       57
   Administrative fee payable                             8
   Shareholder servicing fee payable                     25
   Accrued expenses and other liabilities               617
                                                  ---------
Total Liabilities                                    10,434
                                                  ---------
Total Net Assets                                   $122,391
                                                  =========
NET ASSETS CONSIST OF:
Portfolio Shares (unlimited authorization --
   no par value) based on 14,404,598
   outstanding shares of beneficial interest       $142,919
Undistributed net investment income                     277
Accumulated net realized loss on investments         (3,056)
Net unrealized depreciation on investments          (17,749)
                                                  ---------
Total Net Assets                                   $122,391
                                                  =========
Net Asset Value, Offering and Redemption
   Price Per Share                                    $8.50
                                                      =====
 * NON-INCOME PRODUCING SECURITY.
 + SOME OR ALL OF THIS SECURITY IS ON LOAN AT OCTOBER 31, 2002 (SEE NOTE 9 IN
   NOTES TO FINANCIAL STATEMENTS).
CL -- CLASS

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

================================================================================


SELECT VALUE FUND
-------------------------------------------------------------
                                       SHARES     VALUE (000)
-------------------------------------------------------------
COMMON STOCK (99.5%)
BANKS (17.3%)
   BB&T+                               69,955       $ 2,536
   Citigroup                           53,900         1,992
   FleetBoston Financial               84,375         1,973
   Mercantile Bankshares               47,875         1,864
                                                    -------
                                                      8,365
                                                    -------
CHEMICALS (5.2%)
   Church & Dwight+                    29,660         1,025
   EI du Pont de Nemours               35,725         1,474
                                                    -------
                                                      2,499
                                                    -------
COMPUTER HARDWARE (3.2%)
   Hewlett-Packard                     97,545         1,541
                                                    -------
COMPUTER SOFTWARE (2.1%)
   Autodesk                            86,240         1,009
                                                    -------
DEFENSE & AEROSPACE (3.6%)
   Honeywell International             42,080         1,007
   Titan*+                             57,790           745
                                                    -------
                                                      1,752
                                                    -------
DRUGS (3.9%)
   Merck                               35,035         1,900
                                                    -------
ELECTRICAL UTILITIES (1.9%)
   Pinnacle West Capital               32,565           928
                                                    -------
ELECTRONIC EQUIPMENT (1.2%)
   Emerson Electric                    11,935           575
                                                    -------
ENERGY RESERVES (4.9%)
   Devon Energy+                       24,585         1,242
   Noble Energy+                       31,450         1,144
                                                    -------
                                                      2,386
                                                    -------
ENVIRONMENTAL SERVICES (2.5%)
   Waste Management                    53,320         1,228
                                                    -------
FINANCIAL SERVICES (4.4%)
   American Express                    58,010         2,110
                                                    -------
FOOD & BEVERAGE (1.6%)
   Supervalu                           47,520           798
                                                    -------
GAS UTILITIES (4.0%)
   KeySpan+                            53,500         1,954
                                                    -------
LIFE & HEALTH INSURANCE (5.4%)
   Torchmark                           72,575         2,598
                                                    -------
MEDIA (1.9%)
   Clear Channel Communications*       25,450           943
                                                    -------
MISCELLANEOUS BUSINESS SERVICES (1.0%)
   Alliance Data Systems*              29,240           497
                                                    -------
OIL REFINING (3.8%)
   ChevronTexaco                       27,485         1,859
                                                    -------

-------------------------------------------------------------
                                     SHARES/FACE
                                    AMOUNT (000)  VALUE (000)
-------------------------------------------------------------
OIL SERVICES (2.5%)
   Pride International*+               86,920       $ 1,207
                                                    -------
PAPER & PAPER PRODUCTS (1.2%)
   International Paper                 16,325           570
                                                    -------
PROPERTY & CAUSUALTY INSURANCE (6.5%)
   American International Group        21,850         1,367
   MGIC Investment                     42,300         1,775
                                                    -------
                                                      3,142
                                                    -------
PUBLISHING (4.0%)
   Scholastic*+                        43,475         1,920
                                                    -------
RAILROADS (1.6%)
   Norfolk Southern                    38,945           787
                                                    -------
RETAIL (3.9%)
   Kroger*                             79,270         1,177
   O'Reilly Automotive*+               25,275           689
                                                    -------
                                                      1,866
                                                    -------
SPECIALTY RETAIL (2.5%)
   Barnes & Noble*+                    57,745         1,218
                                                    -------
TELEPHONE (5.8%)
   BellSouth                           34,765           909
   SBC Communications                  74,286         1,906
                                                    -------
                                                      2,815
                                                    -------
THRIFTS (3.6%)
   Washington Mutual                   48,840         1,747
                                                    -------
Total Common Stock
     (Cost $51,157)                                  48,214
                                                    -------
REGISTERED INVESTMENT COMPANY (0.3%)
   iShares(R) Russell 1000(R) VaLUE
     Index Fund                         2,725           124
                                                    -------
Total Registered Investment Company
     (Cost $124)                                        124
                                                    -------
REPURCHASE AGREEMENT (0.1%)
   Morgan Stanley Dean Witter
     1.55%, dated 10/31/02,
     matures 11/01/02,
     repurchase price $48,379
     (collateralized by various
     government obligations,
     total market value $49,346)          $48            48
                                                    -------
Total Repurchase Agreement
     (Cost $48)                                          48
                                                    -------
Total Investments (99.9%)
     (Cost $51,329)                                  48,386
                                                    -------
Other Assets and Liabilities, Net (0.1%)                 69
                                                    -------
Total Net Assets (100.0%)                           $48,455
                                                    =======

STATEMENT OF NET ASSETS
================================================================================
PITCAIRN FUNDS  OCTOBER 31, 2002



SELECT VALUE FUND--CONCLUDED
-------------------------------------------------------------
                                                  VALUE (000)
-------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES
Assets
   Investments at value                             $48,386
   Collateral received on securities loaned           8,458
   Other assets                                         703
                                                    -------
Total Assets                                         57,547
                                                    -------
Liabilities
   Payable for collateral on securities loaned        8,458
   Investment advisory fee payable                       19
   Administrative fee payable                             6
   Shareholder servicing fee payable                     10
   Accrued expenses and other liabilities               599
                                                    -------
Total Liabilities                                     9,092
                                                    -------
Total Net Assets                                    $48,455
                                                    =======

NET ASSETS CONSIST OF:
Portfolio Shares (unlimited authorization --
   no par value) based on 5,798,374
   outstanding shares of beneficial interest        $54,136
Undistributed net investment income                     116
Accumulated net realized loss on investments         (2,854)
Net unrealized depreciation on investments           (2,943)
                                                    -------
Total Net Assets                                    $48,455
                                                    =======
Net Asset Value, Offering and Redemption
   Price Per Share                                    $8.36
                                                      =====
 * NON-INCOME PRODUCING SECURITY.

 + SOME OR ALL OF THIS SECURITY IS ON LOAN AT OCTOBER 31, 2002 (SEE NOTE 9 IN
   NOTES TO FINANCIAL STATEMENTS).


    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

================================================================================


SMALL CAP CORE FUND
-------------------------------------------------------------
                                       SHARES     VALUE (000)
-------------------------------------------------------------
COMMON STOCK (92.8%)
APPAREL/TEXTILES (1.2%)
   Wolverine World Wide                37,330       $   601
                                                    -------
BANKS (7.0%)
   Alabama National Bancorp+           17,400           810
   First Bancorp (Puerto Rico)         21,900           548
   Hibernia, Cl A                      36,530           720
   Provident Bankshares                62,374         1,410
                                                    -------
                                                      3,488
                                                    -------
CHEMICALS (1.5%)
   Airgas*+                            27,115           414
   Aptargroup                          11,340           317
                                                    -------
                                                        731
                                                    -------
CLOTHING STORES (2.7%)
   Chico's FAS*+                       70,226         1,355
                                                    -------
COMPUTER HARDWARE (4.9%)
   Kronos*+                            33,590         1,206
   Zebra Technologies, Cl A*+          20,195         1,242
                                                    -------
                                                      2,448
                                                    -------
COMPUTER SOFTWARE (0.7%)
   Ansys*+                             18,172           356
                                                    -------
CONSTRUCTION (2.5%)
   Catellus Development*               23,710           422
   Meritage*+                           9,670           387
   Trex*+                              16,180           461
                                                    -------
                                                      1,270
                                                    -------
CONSUMER DURABLES (0.8%)
   Furniture Brands International*     18,515           419
                                                    -------
DEFENSE & AEROSPACE (1.9%)
   Teledyne Technologies*              67,500           975
                                                    -------
DRUGS (6.6%)
   Endo Pharmaceuticals Holdings*+    108,750           737
   Enzon*+                             58,440         1,134
   Invitrogen*                         17,140           478
   Pharmaceutical Resources*+          25,600           603
   Serologicals*+                      35,396           341
                                                    -------
                                                      3,293
                                                    -------
ELECTRICAL UTILITIES (1.4%)
   PNM Resources                       32,750           722
                                                    -------
ENERGY RESERVES (1.0%)
   Forest Oil*+                        20,080           501
                                                    -------

-------------------------------------------------------------
                                       SHARES     VALUE (000)
-------------------------------------------------------------
FINANCIAL SERVICES (3.4%)
   Apex Mortgage Capital+              55,660       $   358
   Federal Agricultural Mortgage,
     Cl C*+                            35,800         1,119
   Metris+                             75,010           214
                                                    -------
                                                      1,691
                                                    -------
FOOD & BEVERAGE (2.7%)
   American Italian Pasta, Cl A*+      10,322           356
   Cott*+                              53,680           993
                                                    -------
                                                      1,349
                                                    -------
GAS UTILITIES (2.8%)
   Energen+                            12,276           342
   New Jersey Resources+               33,273         1,051
                                                    -------
                                                      1,393
                                                    -------
INDUSTRIAL PARTS (2.2%)
   Circor International                52,776           731
   Manitowoc+                          16,690           394
                                                    -------
                                                      1,125
                                                    -------
INFORMATION SERVICES (1.5%)
   Factset Research Systems+           27,333           748
                                                    -------
LABORATORY EQUIPMENT (2.1%)
   Fisher Scientific International*+   36,420         1,042
                                                    -------
LEISURE (3.0%)
   Penn National Gaming*+              73,560         1,526
                                                    -------
LIFE & HEALTH INSURANCE (1.0%)
   Stancorp Financial Group             8,900           481
                                                    -------
MACHINERY (3.4%)
   Lincoln Electric Holdings           19,361           456
   Wilson Greatbatch Technologies*+    44,103         1,233
                                                    -------
                                                      1,689
                                                    -------
MEDIA (1.7%)
   Aeroflex*                           40,140           232
   Cumulus Media, Cl A*                37,330           640
                                                    -------
                                                        872
                                                    -------
MEDICAL PRODUCTS (4.0%)
   Cooper+                             20,955         1,111
   Respironics*                        27,680           884
                                                    -------
                                                      1,995
                                                    -------
MEDICAL SERVICES (2.0%)
   Triad Hospitals*                    28,130         1,027
                                                    -------
METALS & MINING (1.0%)
   Gibraltar Steel                     24,422           501
                                                    -------

STATEMENT OF NET ASSETS
================================================================================
PITCAIRN FUNDS  OCTOBER 31, 2002


SMALL CAP CORE FUND--CONCLUDED
-------------------------------------------------------------
                                       SHARES     VALUE (000)
-------------------------------------------------------------
MISCELLANEOUS CONSUMER SERVICES (0.9%)
   G&K Services, Cl A                  14,350       $   461
                                                    -------
MOTOR VEHICLES & PARTS (0.8%)
   Harsco                              16,430           421
                                                    -------
OIL SERVICES (1.2%)
   Veritas DGC*+                       70,040           616
                                                    -------
PROPERTY & CAUSUALTY INSURANCE (2.4%)
   IPC Holdings*                       38,770         1,208
                                                    -------
PUBLISHING (1.1%)
   Scholastic*                         12,720           562
                                                    -------
RAILROADS (1.5%)
   Genesee & Wyoming, Cl A*+           33,320           730
                                                    -------
REAL ESTATE INVESTMENT TRUSTS (4.1%)
   Heritage Property Investment Trust  51,622         1,231
   SL Green Realty+                    27,595           805
                                                    -------
                                                      2,036
                                                    -------
RESTUARANTS (1.3%)
   Applebees International             26,560           632
                                                    -------
SCHOOLS (1.4%)
   Sylvan Learning Systems*+           46,920           717
                                                    -------
SEMICONDUCTORS (2.8%)
   Dupont Photomasks*                   7,220           151
   Genesis Microchip*+                 38,445           450
   Kulicke & Soffa Industries*+        77,286           290
   Veeco Instruments*+                 42,160           505
                                                    -------
                                                      1,396
                                                    -------
SPECIALTY RETAIL (4.0%)
   Haverty Furniture+                  43,534           559
   Regis                               29,045           849
   School Specialty*+                  23,733           574
                                                    -------
                                                      1,982
                                                    -------
TELECOMMUNICATIONS EQUIPMENT (3.3%)
   Commonwealth Telephone
     Enterprises*                      17,560           648
   Inet Technologies*+                 86,670           513
   j2 Global Communications*+          17,302           475
                                                    -------
                                                      1,636
                                                    -------
THRIFTS (2.6%)
   Webster Financial                   40,137         1,301
                                                    -------

-------------------------------------------------------------
                                    SHARES/FACE
                                    AMOUNT (000)  VALUE (000)
-------------------------------------------------------------
TRUCK, SEA & AIR FREIGHT (2.4%)
   Gulfmark Offshore*+                 23,965       $   367
   Werner Enterprises                  40,173           821
                                                    -------
                                                      1,188
                                                    -------
Total Common Stock
     (Cost $42,160)                                  46,484
                                                    -------
REGISTERED INVESTMENT COMPANIES (5.8%)
   iShares(R) Russell 2000(R) Growth
     Index Fund                        61,136         2,415
   iShares(R)Russell 2000(R)
     Index Fund                         6,796           506
                                                    -------
Total Registered Investment Companies
     (Cost $2,909)                                    2,921
                                                    -------
SECURITIES PLEDGED (SOLD SHORT) (0.0%)
   MPS Group*                         221,372         1,193
   MPS Group*                        (221,372)       (1,193)
   Wachovia                            52,361         1,822
   Wachovia                           (52,361)       (1,822)
                                                    -------
Total Securities Sold Short
     (Cost -$5,420)                                      --
                                                    -------
REPURCHASE AGREEMENT (0.3%)
   Morgan Stanley Dean Witter
     1.55%, dated 10/31/02,
     matures 11/01/02, repurchase
     price $156,446 (collateralized by
     various government obligations,
     total market value $159,574)     $   156           156
                                                    -------
Total Repurchase Agreement
     (Cost $156)                                        156
                                                    -------
WARRANTS (0.0%)
   Imperial Credit Industries,
     Expire 01/30/08                   17,236            --
                                                    -------
Total Warrants
     (Cost $0)                                           --
                                                    -------
Total Investments (98.9%)
     (Cost $39,805)                                  49,561
                                                    -------
Other Assets and Liabilities, Net (1.1%)                535
                                                    -------
Total Net Assets (100.0%)                           $50,096
                                                    =======

================================================================================

-------------------------------------------------------------
                                                  VALUE (000)
-------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES
Assets
   Investments at value                             $49,561
   Collateral received on securities loaned          18,854
   Deposits for securities sold short                 3,010
   Other assets                                          48
                                                    -------
Total Assets                                         71,473
                                                    -------
Liabilities
   Payable for collateral on securities loaned       18,854
   Margin loans payable to brokers                    2,435
   Investment advisory fee payable                       32
   Administrative fee payable                             6
   Shareholder servicing fee payable                     11
   Accrued expenses and other liabilities                39
                                                    -------
Total Liabilities                                    21,377
                                                    -------
Total Net Assets                                    $50,096
                                                    =======

NET ASSETS CONSIST OF:
Portfolio Shares (unlimited authorization --
   no par value) based on 5,077,513
   outstanding shares of beneficial interest        $41,426
Undistributed net investment income                      17
Accumulated net realized loss on investments         (1,103)
Net unrealized appreciation on investments            9,756
                                                    -------
Total Net Assets                                    $50,096
                                                    =======
Net Asset Value, Offering and Redemption
   Price Per Share                                    $9.87
                                                      =====
 * NON-INCOME PRODUCING SECURITY.

 + SOME OR ALL OF THIS SECURITY IS ON LOAN AT OCTOBER 31, 2002 (SEE NOTE 9 IN
   NOTES TO FINANCIAL STATEMENTS).

CL -- CLASS

AMOUNTS DESIGNATED AS "--" ROUND TO $0.

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

STATEMENT OF NET ASSETS
================================================================================
PITCAIRN FUNDS  OCTOBER 31, 2002



DIVERSIFIED GROWTH FUND
-------------------------------------------------------------
                                       SHARES     VALUE (000)
-------------------------------------------------------------
COMMON STOCK (97.5%)
ALCOHOL (0.5%)
   Anheuser-Busch                       7,255      $    383
                                                   --------
BANKS (3.3%)
   Citigroup                           29,055         1,074
   Fifth Third Bancorp                 16,375         1,040
   State Street                        13,840           572
                                                   --------
                                                      2,686
                                                   --------
CHEMICALS (0.0%)
   Monsanto                                 1            --
                                                   --------
CLOTHING STORES (0.3%)
   Abercrombie & Fitch, Cl A*          15,455           275
                                                   --------
COMPUTER HARDWARE (4.3%)
   Brocade Communications Systems*+    12,490            86
   Cisco Systems*                     161,372         1,804
   Dell Computer*                      51,765         1,481
   Network Appliance*+                 19,165           172
                                                   --------
                                                      3,543
                                                   --------
COMPUTER SOFTWARE (9.0%)
   International Business Machines     15,602         1,232
   Microsoft*                          94,476         5,052
   Oracle*                             89,414           911
   Veritas Software*                   11,891           181
                                                   --------
                                                      7,376
                                                   --------
CONSTRUCTION (0.4%)
   DR Horton+                          15,602           301
                                                   --------
DEFENSE & AEROSPACE (1.4%)
   Boeing                              11,468           341
   General Dynamics                     4,755           376
   Titan*+                             31,131           402
                                                   --------
                                                      1,119
                                                   --------
DEPARTMENT STORES (4.9%)
   Kohl's*                             10,968           641
   Wal-Mart Stores                     63,798         3,416
                                                   --------
                                                      4,057
                                                   --------
DIVERSIFIED MANUFACTURING (6.3%)
   3M                                   4,365           554
   General Electric                   183,942         4,644
                                                   --------
                                                      5,198
                                                   --------
DRUGS (18.5%)
   Abbott Laboratories                 20,555           861
   Amgen*                              20,034           933
   Chiron*+                            15,981           631
   Eli Lilly                           18,255         1,013
   Johnson & Johnson                   48,515         2,850
   King Pharmaceuticals*               27,700           425
   Medimmune*                          16,530           422
   Merck                               26,838         1,456
   Pfizer                             130,988         4,162

-------------------------------------------------------------
                                       SHARES     VALUE (000)
-------------------------------------------------------------
   Pharmacia                           26,548      $  1,142
   Schering-Plough                     21,935           468
   Wyeth                               25,715           861
                                                   --------
                                                     15,224
                                                   --------
ELECTRONIC EQUIPMENT (1.2%)
   Motorola                            44,095           404
   Qualcomm*                           17,958           620
                                                   --------
                                                      1,024
                                                   --------
ENTERTAINMENT (0.5%)
   AOL Time Warner*                    29,007           428
                                                   --------
FINANCIAL SERVICES (5.0%)
   American Express                    22,095           804
   Fannie Mae                          14,905           996
   Freddie Mac                         19,807         1,220
   MBNA                                53,898         1,095
                                                   --------
                                                      4,115
                                                   --------
FOOD & BEVERAGE (6.4%)
   Coca-Cola                           42,318         1,967
   Constellation Brands, Cl A*          8,965           227
   PepsiCo                             38,568         1,701
   Sara Lee                            33,880           774
   Sysco                               18,920           599
                                                   --------
                                                      5,268
                                                   --------
GROCERY STORES (0.3%)
   Safeway*                            12,481           288
                                                   --------
HOME PRODUCTS (3.4%)
   Colgate-Palmolive                    9,015           496
   Estee Lauder, Cl A+                 21,357           622
   Gillette                            12,779           382
   Procter & Gamble                    14,309         1,265
                                                   --------
                                                      2,765
                                                   --------
INDUSTRIAL PARTS (0.8%)
   Illinois Tool Works                 10,565           649
                                                   --------
INFORMATION SERVICES (2.6%)
   Automatic Data Processing           13,680           582
   First Data                          18,920           661
   Paychex                             21,765           627
   Total System Services+              22,843           310
                                                   --------
                                                      2,180
                                                   --------
INTERNET SERVICES (0.3%)
   eBay*+                               4,445           281
                                                   --------
LEISURE (0.9%)
   Harley-Davidson                     14,380           752
                                                   --------
MEDIA (1.6%)
   Clear Channel Communications*       18,965           703
   Viacom, Cl B*                       13,056           582
                                                   --------
                                                      1,285
                                                   --------

-------------------------------------------------------------
                                       SHARES     VALUE (000)
-------------------------------------------------------------
MEDICAL PRODUCTS (3.7%)
   Baxter International                18,220      $    456
   Guidant*                            14,510           429
   Medtronic                           38,250         1,713
   Waters*+                            16,951           427
                                                   --------
                                                      3,025
                                                   --------
MEDICAL SERVICES (3.9%)
   AdvancePCS*+                        19,800           497
   Cardinal Health                      9,275           642
   Health Management
     Associates, Cl A*                 48,845           934
   Lincare Holdings*                   21,435           730
   UnitedHealth Group                   4,950           450
                                                   --------
                                                      3,253
                                                   --------
MISCELLANEOUS BUSINESS SERVICES (0.9%)
   Acxiom*+                            14,040           177
   Alliance Data Systems*+             14,340           244
   Manpower+                           10,185           347
                                                   --------
                                                        768
                                                   --------
OIL SERVICES (1.5%)
   Anadarko Petroleum                   9,300           414
   National-Oilwell*+                  22,502           469
   Smith International*                10,073           315
                                                   --------
                                                      1,198
                                                   --------
PROPERTY & CAUSUALTY INSURANCE (1.8%)
   American International Group        24,039         1,504
                                                   --------
PUBLISHING (0.8%)
   Scholastic*+                        15,800           698
                                                   --------
RESTUARANTS (0.8%)
   Starbucks*+                         29,165           695
                                                   --------
SEMICONDUCTORS (5.4%)
   Advanced Micro Devices*+            27,284           167
   Applied Materials*                  31,926           480
   Broadcom, Cl A*+                    12,575           151
   Intel                              134,223         2,322
   Novellus Systems*+                  13,207           417
   Texas Instruments                   38,644           613
   Xilinx*                             13,857           263
                                                   --------
                                                      4,413
                                                   --------
SPECIALTY RETAIL (5.0%)
   Barnes & Noble*+                    17,605           371
   Dollar Tree Stores*+                21,382           562
   Home Depot                          51,387         1,484
   Lowe's                               9,960           416
   Staples*                            49,905           770
   Walgreen                            14,095           476
                                                   --------
                                                      4,079
                                                   --------
TOBACCO (1.1%)
   Philip Morris                       22,505           917
                                                   --------

-------------------------------------------------------------
                                     SHARES/FACE
                                    AMOUNT (000)  VALUE (000)
-------------------------------------------------------------
TRUCK, SEA & AIR FREIGHT (0.7%)
   United Parcel Service, Cl B          9,030      $    542
                                                   --------
Total Common Stock
     (Cost $116,648)                                 80,289
                                                   --------
REGISTERED INVESTMENT COMPANY (2.5%)
   iShares(R) S&P MidCap 400/BARRA
     Growth Index Fund                 22,245         2,029
                                                   --------
Total Registered Investment Company
     (Cost $1,939)                                    2,029
                                                   --------
REPURCHASE AGREEMENT (0.0%)
   Morgan Stanley Dean Witter
     1.55%, dated 10/31/02,
     matures 11/01/02,
     repurchase price $32,068
     (collateralized by various
     government obligations,
     total market value $32,709)          $32            32
                                                   --------
Total Repurchase Agreement
     (Cost $32)                                          32
                                                   --------
Total Investments (100.0%)
     (Cost $118,619)                                 82,350
                                                   --------
Other Assets and Liabilities, Net (0.0%)                 18
                                                   --------
Total Net Assets (100.0%)                          $ 82,368
                                                   ========
STATEMENT OF ASSETS AND LIABILITIES
Assets
   Investments at value                            $ 82,350
   Collateral received on securities loaned           6,877
   Other assets                                         110
                                                   --------
Total Assets                                         89,337
                                                   --------
Liabilities
   Payable for collateral on securities loaned        6,877
   Investment advisory fee payable                       37
   Administrative fee payable                             6
   Shareholder servicing fee payable                     17
   Accrued expenses and other liabilities                32
                                                   --------
Total Liabilities                                     6,969
                                                   --------
Total Net Assets                                   $ 82,368
                                                   ========
NET ASSETS CONSIST OF:
Portfolio Shares (unlimited authorization --
   no par value) based on 18,702,790
   outstanding shares of beneficial interest       $180,596
Accumulated net realized loss on investments        (61,959)
Net unrealized depreciation on investments          (36,269)
                                                   --------
Total Net Assets                                   $ 82,368
                                                   ========
Net Asset Value, Offering and Redemption
   Price Per Share                                    $4.40
                                                      =====
 * NON-INCOME PRODUCING SECURITY.

 + SOME OR ALL OF THIS SECURITY IS ON LOAN AT OCTOBER 31, 2002 (SEE NOTE 9 IN
   NOTES TO FINANCIAL STATEMENTS).

CL -- CLASS

AMOUNTS DESIGNATED AS "--" ROUND TO $0.

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

STATEMENT OF NET ASSETS
================================================================================
PITCAIRN FUNDS  OCTOBER 31, 2002



SELECT GROWTH FUND
-------------------------------------------------------------
                                       SHARES     VALUE (000)
-------------------------------------------------------------
COMMON STOCK (99.8%)
ADVANCED TECHNOLOGY:
   COMMUNICATIONS/NETWORKING (8.3%)
   Cisco Systems*                     144,100       $ 1,611
   Qualcomm*                           32,100         1,108
                                                    -------
                                                      2,719
                                                    -------
ADVANCED TECHNOLOGY:
   SYSTEMS/SERVERS/SOFTWARE (13.7%)
   Advent Software*+                   26,200           370
   Dell Computer*                      55,400         1,585
   Microsoft*                          47,500         2,540
                                                    -------
                                                      4,495
                                                    -------
CONSUMER DISCRETIONARY (30.1%)
   Bed Bath & Beyond*                  19,800           702
   eBay*+                              36,400         2,302
   Home Depot                          38,600         1,115
   Kohl's*                             21,600         1,262
   Starbucks*+                         58,500         1,395
   Tiffany                             34,500           903
   Wal-Mart Stores                     28,900         1,548
   Walgreen                            19,600           661
                                                    -------
                                                      9,888
                                                    -------
DIVERSIFIED (3.7%)
   General Electric                    48,300         1,220
                                                    -------
FINANCIAL SERVICES (13.9%)
   Capital One Financial+              43,000         1,310
   First Data                          58,300         2,037
   MBNA                                25,900           526
   Moody's                             14,900           702
                                                    -------
                                                      4,575
                                                    -------
HEALTH CARE (20.1%)
   Allergan                            12,500           681
   Amgen*                              14,200           661
   Genentech*                          32,600         1,111
   Johnson & Johnson                   16,500           969
   Medtronic                           40,600         1,819
   Pfizer                              42,800         1,360
                                                    -------
                                                      6,601
                                                    -------
SEMICONDUCTORS (2.2%)
   Intel                               40,700           704
                                                    -------
SPECIALTY PRODUCTS (7.8%)
   Harley-Davidson                     49,100         2,568
                                                    -------
Total Common Stock
     (Cost $43,889)                                  32,770
                                                    -------

-------------------------------------------------------------
                                        FACE
                                    AMOUNT (000)  VALUE (000)
-------------------------------------------------------------
REPURCHASE AGREEMENT (0.3%)
   Morgan Stanley Dean Witter
     1.55%, dated 10/31/02,
     matures 11/01/02,
     repurchase price $86,985
     (collateralized by various
     government obligations,
     total market value $88,724)          $87       $    87
                                                    -------
Total Repurchase Agreement
     (Cost $87)                                          87
                                                    -------
Total Investments (100.1%)
     (Cost $43,976)                                  32,857
                                                    -------
Other Assets and Liabilities, Net (-0.1%)               (39)
                                                    -------
Total Net Assets (100.0%)                           $32,818
                                                    =======
STATEMENT OF ASSETS AND LIABILITIES
Assets
   Investments at value                             $32,857
   Collateral received on securities loaned           4,962
   Other assets                                           1
                                                    -------
Total Assets                                         37,820
                                                    -------
Liabilities
   Payable for collateral on securities loaned        4,962
   Investment advisory fee payable                       14
   Administrative fee payable                             6
   Shareholder servicing fee payable                      7
   Accrued expenses and other liabilities                13
                                                    -------
Total Liabilities                                     5,002
                                                    -------
Total Net Assets                                    $32,818
                                                    =======
NET ASSETS CONSIST OF:
Portfolio Shares (unlimited authorization --
   no par value) based on 6,820,849
   outstanding shares of beneficial interest        $65,526
Accumulated net realized loss on investments        (21,589)
Net unrealized depreciation on investments          (11,119)
                                                    -------
Total Net Assets                                    $32,818
                                                    =======
Net Asset Value, Offering and Redemption
   Price Per Share                                    $4.81
                                                      =====
 * NON-INCOME PRODUCING SECURITY.

 + SOME OR ALL OF THIS SECURITY IS ON LOAN AT OCTOBER 31, 2002 (SEE NOTE 9 IN
   NOTES TO FINANCIAL STATEMENTS).


    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

================================================================================


SMALL CAP FUND
-------------------------------------------------------------
                                       SHARES     VALUE (000)
-------------------------------------------------------------
COMMON STOCK (99.0%)
APPAREL/TEXTILES (1.2%)
   Wolverine World Wide+               19,050       $   307
                                                    -------
BANKS (7.6%)
   Alabama National Bancorp             8,878           413
   First Bancorp (Puerto Rico)         18,490           463
   Hibernia, Cl A                      18,639           368
   Provident Bankshares                31,828           719
                                                    -------
                                                      1,963
                                                    -------
CHEMICALS (2.1%)
   Airgas*                             13,837           211
   Aptargroup                           5,788           162
   OM Group+                            6,360            41
   Solutia+                            30,191           134
                                                    -------
                                                        548
                                                    -------
CLOTHING STORES (2.7%)
   Chico's FAS*+                       36,074           696
                                                    -------
COMPUTER HARDWARE (4.9%)
   Kronos*+                            17,025           611
   Zebra Technologies, Cl A*           10,306           634
                                                    -------
                                                      1,245
                                                    -------
COMPUTER SOFTWARE (2.1%)
   Ansys*+                              9,355           183
   MSC.Software*+                      61,975           347
                                                    -------
                                                        530
                                                    -------
CONSTRUCTION (2.5%)
   Catellus Development*               12,098           216
   Meritage*+                           4,932           197
   Trex*                                8,255           235
                                                    -------
                                                        648
                                                    -------
CONSUMER DURABLES (0.8%)
   Furniture Brands International*      9,449           214
                                                    -------
DEFENSE & AEROSPACE (1.9%)
   Teledyne Technologies*              34,444           498
                                                    -------
DRUGS (6.6%)
   Endo Pharmaceuticals Holdings*+     55,492           376
   Enzon*+                             30,432           590
   Invitrogen*+                         8,748           244
   Pharmaceutical Resources*+          13,062           308
   Serologicals*+                      18,183           175
                                                    -------
                                                      1,693
                                                    -------
ELECTRICAL UTILITIES (1.4%)
   PNM Resources                       16,709           368
                                                    -------

-------------------------------------------------------------
                                       SHARES     VALUE (000)
-------------------------------------------------------------
ENERGY RESERVES (1.0%)
   Forest Oil*+                        10,245       $   256
                                                    -------
FINANCIAL SERVICES (3.4%)
   Apex Mortgage Capital+              28,400           183
   Federal Agricultural Mortgage,
     Cl C*+                            18,268           571
   Metris+                             38,610           110
                                                    -------
                                                        864
                                                    -------
FOOD & BEVERAGE (2.7%)
   American Italian Pasta, Cl A*+       5,314           183
   Cott*+                              27,389           507
                                                    -------
                                                        690
                                                    -------
GAS UTILITIES (2.8%)
   Energen+                             6,395           179
   New Jersey Resources+               16,978           536
                                                    -------
                                                        715
                                                    -------
INDUSTRIAL PARTS (2.2%)
   Circor International+               27,155           376
   Manitowoc                            8,518           201
                                                    -------
                                                        577
                                                    -------
INFORMATION SERVICES (1.5%)
   Factset Research Systems+           14,203           388
                                                    -------
LABORATORY EQUIPMENT (2.1%)
   Fisher Scientific International*+   18,584           532
                                                    -------
LEISURE (3.5%)
   Nautilus Group*+                     9,363           128
   Penn National Gaming*+              37,538           779
                                                    -------
                                                        907
                                                    -------
LIFE & HEALTH INSURANCE (1.0%)
   Stancorp Financial Group             4,543           245
                                                    -------
MACHINERY (3.4%)
   Lincoln Electric Holdings           10,082           237
   Wilson Greatbatch Technologies*+    22,693           635
                                                    -------
                                                        872
                                                    -------
MEDIA (2.0%)
   Aeroflex*+                          20,482           119
   Cumulus Media, Cl A*                22,777           390
                                                    -------
                                                        509
                                                    -------
MEDICAL PRODUCTS (4.2%)
   Cooper+                             10,695           567
   Respironics*                        16,099           514
                                                    -------
                                                      1,081
                                                    -------

STATEMENT OF NET ASSETS
================================================================================
PITCAIRN FUNDS  OCTOBER 31, 2002



SMALL CAP FUND--CONCLUDED
-------------------------------------------------------------
                                       SHARES     VALUE (000)
-------------------------------------------------------------
MEDICAL SERVICES (2.0%)
   Triad Hospitals*                    14,355       $   524
                                                    -------
METALS & MINING (1.0%)
   Gibraltar Steel                     12,462           256
                                                    -------
MISCELLANEOUS CONSUMER SERVICES (0.9%)
   G&K Services, Cl A+                  7,320           235
                                                    -------
MOTOR VEHICLES & PARTS (1.9%)
   Harsco                               8,385           215
   Visteon+                            42,963           283
                                                    -------
                                                        498
                                                    -------
OIL SERVICES (1.2%)
   Veritas DGC*+                       35,737           315
                                                    -------
PROPERTY & CAUSUALTY INSURANCE (2.4%)
   IPC Holdings*                       19,781           617
                                                    -------
PUBLISHING (1.1%)
   Scholastic*                          6,490           287
                                                    -------
RAILROADS (1.5%)
   Genesee & Wyoming, Cl A*+           17,000           372
                                                    -------
REAL ESTATE INVESTMENT TRUSTS (5.5%)
   Heritage Property Investment Trust  26,341           628
   Kilroy Realty                       17,913           386
   SL Green Realty                     14,081           411
                                                    -------
                                                      1,425
                                                    -------
RESTUARANTS (1.3%)
   Applebees International             13,555           322
                                                    -------
SCHOOLS (1.5%)
   Sylvan Learning Systems*+           24,381           372
                                                    -------
SEMICONDUCTORS (2.8%)
   Dupont Photomasks*                   3,686            77
   Genesis Microchip*+                 20,020           234
   Kulicke & Soffa Industries*+        40,260           151
   Veeco Instruments*+                 21,514           258
                                                    -------
                                                        720
                                                    -------
SPECIALTY RETAIL (4.0%)
   Haverty Furniture+                  22,317           287
   Regis                               14,822           433
   School Specialty*+                  12,212           295
                                                    -------
                                                      1,015
                                                    -------
TELECOMMUNICATIONS EQUIPMENT (3.3%)
   Commonwealth Telephone Enterprises*+ 8,958           331
   Inet Technologies*+                 44,223           262
   j2 Global Communications*+           9,016           247
                                                    -------
                                                        840
                                                    -------

-------------------------------------------------------------
                                     SHARES/FACE
                                    AMOUNT (000)  VALUE (000)
-------------------------------------------------------------
THRIFTS (2.6%)
   Webster Financial                   20,482       $   664
                                                    -------
TRUCK, SEA & AIR FREIGHT (2.4%)
   Gulfmark Offshore*+                 12,338           189
   Werner Enterprises                  20,500           419
                                                    -------
                                                        608
                                                    -------
Total Common Stock
     (Cost $29,691)                                  25,416
                                                    -------
REGISTERED INVESTMENT COMPANY (0.8%)
   iShares(R) Russell 2000(R) GroWTH
     Index Fund                         5,314           210
                                                    -------
Total Registered Investment Company
     (Cost $206)                                        210
                                                    -------
REPURCHASE AGREEMENT (0.0%)
   Morgan Stanley Dean Witter
     1.55%, dated 10/31/02,
     matures 11/01/02,
     repurchase price $5,893
     (collateralized by various
     government obligations,
     total market value $6,011)            $6             6
                                                    -------
Total Repurchase Agreement
     (Cost $6)                                            6
                                                    -------
Total Investments (99.8%)
     (Cost $29,903)                                  25,632
                                                    -------
Other Assets and Liabilities, Net (0.2%)                 55
                                                    -------
Total Net Assets (100.0%)                           $25,687
                                                    =======
STATEMENT OF ASSETS AND LIABILITIES
Assets
   Investments at value                             $25,632
   Collateral received on securities loaned          10,251
   Other assets                                          97
                                                    -------
Total Assets                                         35,980
                                                    -------
Liabilities
   Payable for collateral on securities loaned       10,251
   Investment advisory fee payable                       11
   Administrative fee payable                             6
   Shareholder servicing fee payable                      5
   Accrued expenses and other liabilities                20
                                                    -------
Total Liabilities                                    10,293
                                                    -------
Total Net Assets                                    $25,687
                                                    =======

================================================================================



-------------------------------------------------------------
                                                  VALUE (000)
-------------------------------------------------------------
NET ASSETS CONSIST OF:
Portfolio Shares (unlimited authorization --
   no par value) based on 5,536,780
   outstanding shares of beneficial interest        $53,116
Accumulated net realized loss on investments        (23,158)
Net unrealized depreciation on investments           (4,271)
                                                    -------
Total Net Assets                                    $25,687
                                                    =======
Net Asset Value, Offering and Redemption
   Price Per Share                                    $4.64
                                                      =====
 * NON-INCOME PRODUCING SECURITY.

 + SOME OR ALL OF THIS SECURITY IS ON LOAN AT OCTOBER 31, 2002 (SEE NOTE 9 IN
   NOTES TO FINANCIAL STATEMENTS).

CL -- CLASS




    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

STATEMENT OF NET ASSETS
================================================================================
PITCAIRN FUNDS  OCTOBER 31, 2002



FAMILY HERITAGE(R) FUND
-------------------------------------------------------------
                                       SHARES     VALUE (000)
-------------------------------------------------------------
COMMON STOCK (91.9%)
APPAREL/TEXTILES (0.9%)
   Nike, Cl B                          12,365       $   583
                                                    -------
BANKS (6.6%)
   Commerce Bancshares+                45,349         1,886
   Irwin Financial+                    56,760           823
   Northern Trust                      48,366         1,684
                                                    -------
                                                      4,393
                                                    -------
CHEMICALS (1.5%)
   Sigma-Aldrich+                      22,246         1,018
                                                    -------
COMPUTER HARDWARE (3.2%)
   Dell Computer*                      23,916           684
   Hewlett-Packard                     91,930         1,453
                                                    -------
                                                      2,137
                                                    -------
COMPUTER SOFTWARE (7.0%)
   Microsoft*                          68,895         3,684
   Oracle*                             91,600           933
                                                    -------
                                                      4,617
                                                    -------
CONSTRUCTION (0.7%)
   Toll Brothers*                      22,530           461
                                                    -------
DEFENSE & AEROSPACE (2.0%)
   General Dynamics                    16,716         1,323
                                                    -------
DEPARTMENT STORES (4.5%)
   Wal-Mart Stores                     56,061         3,002
                                                    -------
DRUGS (6.4%)
   Eli Lilly                           50,125         2,782
   King Pharmaceuticals*               33,000           506
   Medicis Pharmaceutical, Cl A*+      20,960           962
                                                    -------
                                                      4,250
                                                    -------
ELECTRONIC EQUIPMENT (2.5%)
   Danaher                             10,480           606
   Qualcomm*                           30,340         1,048
                                                    -------
                                                      1,654
                                                    -------
ENERGY RESERVES (2.5%)
   Amerada Hess                        22,265         1,142
   Vintage Petroleum                   49,989           480
                                                    -------
                                                      1,622
                                                    -------
ENTERTAINMENT (1.4%)
   Carnival+                           34,628           904
                                                    -------
FINANCIAL SERVICES (2.5%)
   Financial Federal*+                 59,590         1,670
                                                    -------
FOOD & BEVERAGE (2.7%)
   Campbell Soup                       49,905         1,052
   Tootsie Roll Industries+            23,236           733
                                                    -------
                                                      1,785
                                                    -------

-------------------------------------------------------------
                                       SHARES     VALUE (000)
-------------------------------------------------------------
FORESTRY & PAPER (1.7%)
   Bemis                               22,007       $ 1,146
                                                    -------
GROCERY STORES (0.7%)
   Albertson's                         19,901           444
                                                    -------
HEAVY ELECTRICAL EQUIPMENT (2.5%)
   Hubbell, Cl B                       19,308           655
   Molex, Cl A                         41,875           973
                                                    -------
                                                      1,628
                                                    -------
HOME PRODUCTS (4.1%)
   Estee Lauder, Cl A                  33,075           963
   Lancaster Colony                    38,337         1,743
                                                    -------
                                                      2,706
                                                    -------
HOTELS (0.5%)
   Marriott International, Cl A        10,679           330
                                                    -------
INDUSTRIAL PARTS (2.0%)
   Illinois Tool Works                 14,742           905
   WW Grainger                          9,193           446
                                                    -------
                                                      1,351
                                                    -------
INDUSTRIAL SERVICES (0.3%)
   United Rentals*                     29,001           177
                                                    -------
INFORMATION SERVICES (2.9%)
   Factset Research Systems+           29,103           796
   Paychex                             38,555         1,111
                                                    -------
                                                      1,907
                                                    -------
INTERNET SERVICES (1.2%)
   Yahoo*+                             53,320           795
                                                    -------
LEISURE (1.2%)
   International Speedway, Cl A+       20,554           800
                                                    -------
MEDIA (2.7%)
   COX Communications, Cl A*+          40,473         1,109
   Viacom, Cl B*                       14,741           658
                                                    -------
                                                      1,767
                                                    -------
MEDICAL PRODUCTS (4.0%)
   Hillenbrand Industries+             14,707           765
   Stryker*                            23,525         1,484
   West Pharmaceutical Services        20,200           388
                                                    -------
                                                      2,637
                                                    -------
MEDICAL SERVICES (1.9%)
   Albany Molecular Research*+         27,380           423
   Universal Health Services, Cl B*    17,840           865
                                                    -------
                                                      1,288
                                                    -------
METALS & MINING (1.4%)
   Worthington Industries+             48,690           917
                                                    -------
MOTOR VEHICLES & PARTS (0.4%)
   Ford Motor+                         34,242           290
                                                    -------

================================================================================

-------------------------------------------------------------
                                       SHARES     VALUE (000)
-------------------------------------------------------------
OIL REFINING (1.6%)
   Kerr-McGee                          24,570       $ 1,069
                                                    -------
OIL SERVICES (0.7%)
   Global Industries*                 109,400           438
                                                    -------
PROPERTY & CAUSUALTY INSURANCE (6.2%)
   Berkshire Hathaway, Cl B*              906         2,229
   Erie Indemnity, Cl A                23,685           946
   Philadelphia Consolidated Holding*+  9,941           333
   Progressive                         10,509           578
                                                    -------
                                                      4,086
                                                    -------
PUBLISHING (1.1%)
   Scholastic*                         16,570           732
                                                    -------
REAL ESTATE INVESTMENT TRUSTS (1.4%)
   SL Green Realty+                    30,730           897
                                                    -------
SECURITIES & ASSET MANAGEMENT (2.3%)
   Charles Schwab                      68,195           626
   Federated Investors, Cl B           33,840           907
                                                    -------
                                                      1,533
                                                    -------
SEMICONDUCTORS (1.8%)
   Broadcom, Cl A*+                    12,210           146
   Marvell Technology Group Ltd.*+     28,801           467
   Mattson Technology*+                67,200           135
   Vishay Intertechnology*             40,796           420
                                                    -------
                                                      1,168
                                                    -------
SPECIALTY RETAIL (1.8%)
   Best Buy*                           14,545           300
   Fastenal+                           26,304           893
                                                    -------
                                                      1,193
                                                    -------
THRIFTS (1.4%)
   Flagstar Bancorp+                   48,000           924
                                                    -------
TRUCK, SEA & AIR FREIGHT (1.2%)
   Werner Enterprises                  38,066           778
                                                    -------
WIRELESS TELECOMMUNICATIONS (0.5%)
   Telephone & Data Systems             6,795           346
                                                    -------
Total Common Stock
     (Cost $77,753)                                  60,766
                                                    -------
REGISTERED INVESTMENT COMPANIES (4.3%)
   iShares(R) Dow Jones US
     Telecommunications Sector
     Index Fund                        59,488         1,100
   iShares(R) Dow Jones US Utilities
     Sector Index Fund+                37,560         1,735
                                                    -------
Total Registered Investment Companies
     (Cost $3,809)                                    2,835
                                                    -------

-------------------------------------------------------------
                                     SHARES/FACE
                                    AMOUNT (000)  VALUE (000)
-------------------------------------------------------------
UNIT INVESTMENT TRUSTS (3.7%)
   Financial Select Sector SPDR Fund   91,170       $ 2,056
   SPDR Trust Series 1                  4,500           398
                                                    -------
Total Unit Investment Trusts
     (Cost $2,428)                                    2,454
                                                    -------
REPURCHASE AGREEMENT (0.8%)
   Morgan Stanley Dean Witter
     1.55%, dated 10/31/02,
     matures 11/01/02, repurchase
     price $530,410 (collateralized by
     various government obligations,
     total market value $541,013)        $530           530
                                                    -------
Total Repurchase Agreement
     (Cost $530)                                        530
                                                    -------
Total Investments (100.7%)
     (Cost $84,520)                                  66,585
                                                    -------
Other Assets and Liabilities, Net (-0.7%)              (459)
                                                    -------
Total Net Assets (100.0%)                           $66,126
                                                    =======
STATEMENT OF ASSETS AND LIABILITIES
Assets
   Investments at value                             $66,585
   Collateral received on securities loaned          14,160
   Other assets                                          33
                                                    -------
Total Assets                                         80,778
                                                    -------
Liabilities
   Payable for collateral on securities loaned       14,160
   Investment advisory fee payable                       41
   Administrative fee payable                             6
   Shareholder servicing fee payable                     14
   Accrued expenses and other liabilities               431
                                                    -------
Total Liabilities                                    14,652
                                                    -------
Total Net Assets                                    $66,126
                                                    =======
NET ASSETS CONSIST OF:
Portfolio Shares (unlimited authorization --
   no par value) based on 9,489,171
   outstanding shares of beneficial interest        $92,152
Accumulated net realized loss on investments         (8,091)
Net unrealized depreciation on investments          (17,935)
                                                    -------
Total Net Assets                                    $66,126
                                                    =======
Net Asset Value, Offering and Redemption
   Price Per Share                                    $6.97
                                                      =====
 * NON-INCOME PRODUCING SECURITY.

 + SOME OR ALL OF THIS SECURITY IS ON LOAN AT OCTOBER 31, 2002 (SEE NOTE 9 IN
   NOTES TO FINANCIAL STATEMENTS).

CL -- CLASS

LTD. -- LIMITED

SPDR -- STANDARD & POOR'S DEPOSITARY RECEIPT

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

STATEMENT OF NET ASSETS
================================================================================
PITCAIRN FUNDS  OCTOBER 31, 2002



INTERNATIONAL EQUITY FUND
-------------------------------------------------------------
                                       SHARES     VALUE (000)
-------------------------------------------------------------
FOREIGN COMMON STOCK (97.2%)
AUSTRALIA (1.8%)
   BHP Billiton                       279,788     $   1,505
                                                  ---------
BELGIUM (0.0%)
   Fortis                                  51             1
   Fortis Bank Nederland Holding*       3,125            --
   Fortis Strips VVPR*                     45            --
                                                  ---------
                                                          1
                                                  ---------
BRAZIL (0.0%)
   Tele Celular Sul Participacoes ADR       2            --
   Tele Centro Oeste Celular
     Participacoes ADR                      7            --
   Tele Leste Celular
     Participacoes ADR                      2            --
   Tele Nordeste Celular
     Participacoes ADR                      3            --
   Tele Norte Celular
     Participacoes ADR*+                    1            --
   Telemig Celular Participacoes ADR+       3            --
                                                  ---------
                                                         --
                                                  ---------
CHINA (1.5%)
   China Mobile (Hong Kong)*          500,500         1,229
                                                  ---------
FRANCE (18.7%)
   Accor                               38,391         1,363
   Aventis                             38,025         2,276
   Carrefour                           37,356         1,734
   L'Oreal                             18,701         1,393
   LVMH Moet Hennessy
     Louis Vuitton                     30,732         1,380
   Pernod-Ricard                        6,231           631
   Sanofi-Synthelabo                   31,121         1,903
   Schneider Electric                  28,948         1,342
   Suez                                53,935           948
   TotalFinaElf                        14,151         1,949
   Valeo                               24,529           723
                                                  ---------
                                                     15,642
                                                  ---------
GERMANY (2.2%)
   Muenchener Rueckversicherungs        5,775           738
   Volkswagen+                         30,347         1,144
                                                  ---------
                                                      1,882
                                                  ---------
HONG KONG (1.0%)
   Sun Hung Kai Properties            137,000           854
                                                  ---------

-------------------------------------------------------------
                                       SHARES     VALUE (000)
-------------------------------------------------------------
ITALY (9.1%)
   ENI-Ente Nazionale Idrocarburi     146,263     $   2,031
   Gucci Group ADR+                    18,835         1,702
   IntesaBci                          495,440           841
   Mediaset                           239,057         1,669
   TIM                                302,681         1,406
                                                  ---------
                                                      7,649
                                                  ---------
JAPAN (18.7%)
   Bridgestone                        148,000         1,845
   Canon                               45,000         1,660
   East Japan Railway                     224         1,020
   Honda Motor                         42,200         1,512
   Ito-Yokado                          31,000           967
   Matsushita Electric Industrial     125,000         1,310
   Nissan Motor                       393,200         3,020
   Nomura Holdings                     93,000         1,070
   ORIX                                13,800           781
   Pioneer                             25,700           439
   Rohm                                 9,650         1,215
   Shin-Etsu Chemical                  24,800           765
                                                  ---------
                                                     15,604
                                                  ---------
NETHERLANDS (9.4%)
   Heineken                            21,587           867
   Koninklijke Philips Electronics     51,633           925
   Royal KPN*                         165,703         1,050
   Unilever                            22,575         1,448
   VNU                                 77,125         2,071
   Wolters Kluwer                      84,162         1,476
                                                  ---------
                                                      7,837
                                                  ---------
SINGAPORE (1.5%)
   United Overseas Bank               172,000         1,305
                                                  ---------
SOUTH KOREA (4.1%)
   Kookmin Bank ADR*                   13,577           439
   KT ADR                              36,970           759
   Samsung Electronics                  4,626         1,310
   SK Telecom ADR+                     43,891           881
                                                  ---------
                                                      3,389
                                                  ---------
SPAIN (1.4%)
   Telefonica*                        119,715         1,136
                                                  ---------
SWITZERLAND (3.0%)
   Adecco                              21,399           841
   Novartis                            42,848         1,634
                                                  ---------
                                                      2,475
                                                  ---------

-------------------------------------------------------------
                                     SHARES/FACE
                                    AMOUNT (000)  VALUE (000)
-------------------------------------------------------------
THAILAND (0.0%)
   Siam Commercial Bank Warrants*      59,533      $      4
                                                   --------
TURKEY (0.1%)
   Turkcell Iletism Hizmet ADR*         4,289            66
                                                   --------
UNITED KINGDOM (24.7%)
   AstraZeneca                         55,999         2,090
   BAA                                117,407         1,048
   BAE Systems                        386,109         1,125
   British Sky Broadcasting*          203,170         1,918
   BT Group                           275,212           781
   Cadbury Schweppes                  184,187         1,199
   GlaxoSmithKline+                    86,889         1,658
   HSBC Holdings                      137,321         1,530
   Imperial Tobacco Group              91,828         1,437
   Kingfisher                         418,998         1,465
   Marks & Spencer Group              227,341         1,331
   Next                                57,304           798
   Reed Elsevier                      326,057         2,880
   Royal Bank of Scotland Group        57,638         1,356
                                                   --------
                                                     20,616
                                                   --------
Total Foreign Common Stock
     (Cost $92,600)                                  81,194
                                                   --------
REPURCHASE AGREEMENT (2.6%)
   JP Morgan Chase
     1.86%, dated 10/31/02,
     matures 11/01/02, repurchase
     price $2,123,213 (collateralized
     by various government
     obligations, total market
     value $2,166,841)                 $2,123         2,123
                                                   --------
Total Repurchase Agreement
     (Cost $2,123)                                    2,123
                                                   --------
Total Investments (99.8%)
     (Cost $94,723)                                  83,317
                                                   --------
Other Assets and Liabilities, Net (0.2%)                196
                                                    -------
Total Net Assets (100.0%)                           $83,513
                                                    =======

-------------------------------------------------------------
                                                  VALUE (000)
-------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES
Assets
   Investments at value                             $83,317
   Collateral received on securities loaned           4,119
   Other assets                                         337
                                                    -------
Total Assets                                         87,773
                                                    -------
Liabilities
   Payable for collateral on securities loaned        4,119
   Investment advisory fee payable                       46
   Administrative fee payable                             7
   Shareholder servicing fee payable                     17
   Accrued expenses and other liabilities                71
                                                    -------
Total Liabilities                                     4,260
                                                    -------
Total Net Assets                                    $83,513
                                                    =======

NET ASSETS CONSIST OF:
Portfolio Shares (unlimited authorization --
   no par value) based on 15,956,654
   outstanding shares of beneficial interest       $135,955
Undistributed net investment income                     455
Accumulated net realized loss on investments        (41,504)
Net unrealized appreciation on forward foreign
   currency contracts, foreign currencies and
   translation of other assets and liabilities
   denominated in foreign currencies                     13
Net unrealized depreciation on investments          (11,406)
                                                   --------
Total Net Assets                                   $ 83,513
                                                   ========
Net Asset Value, Offering and Redemption
   Price Per Share                                    $5.23
                                                      =====
 * NON-INCOME PRODUCING SECURITY.

 + SOME OR ALL OF THIS SECURITY IS ON LOAN AT OCTOBER 31, 2002 (SEE NOTE 9 IN
   NOTES TO FINANCIAL STATEMENTS).

ADR -- AMERICAN DEPOSITARY RECEIPT

AMOUNTS DESIGNATED AS "--" ROUND TO $0.


    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

STATEMENT OF NET ASSETS
================================================================================
PITCAIRN FUNDS  OCTOBER 31, 2002



TAXABLE BOND FUND
-------------------------------------------------------------
                                    FACE AMOUNT
                                       (000)      VALUE (000)
-------------------------------------------------------------
U.S. TREASURY OBLIGATIONS (20.2%)
   U.S. Treasury Bonds+
     8.750%, 05/15/17                  $  815       $ 1,160
     8.125%, 08/15/19                   1,627         2,225
     7.875%, 02/15/21                     615           827
     7.625%, 11/15/22                     913         1,209
     7.500%, 11/15/16                     830         1,070
     4.875%, 02/15/12                   1,500         1,618
                                                    -------
Total U.S. Treasury Obligations
     (Cost $7,188)                                    8,109
                                                    -------
U.S. GOVERNMENT AGENCY OBLIGATIONS (24.7%)
   FHLB
     4.875%, 11/15/06+                  1,500         1,609
     2.500%, 11/21/17                     500           500
   FHLB, Ser JT08
     5.865%, 09/02/08                     430           480
   FHLMC
     6.250%, 03/05/12                   1,500         1,635
   FHLMC, Ser QB
     5.500%, 02/15/15                   1,500         1,574
   FNMA
     8.200%, 03/10/16                   1,000         1,326
     5.500%, 07/18/12                   1,000         1,048
     5.000%, 01/15/07+                    500           539
   Tennessee Valley Authority, Ser B
     6.235%, 07/15/45                   1,175         1,175
                                                    -------
Total U.S. Government Agency Obligations
     (Cost $9,197)                                    9,886
                                                    -------
ASSET-BACKED SECURITIES (13.2%)
   American Express Credit Account,
     Ser 2000-1, Cl A
     7.200%, 09/17/07                     904         1,002
   American Express Master Trust,
     Ser 1998-1, Cl A
     5.900%, 04/15/04                   1,321         1,351
   MBNA Master Credit Card Trust,
     Ser 1998-J, Cl A
     5.250%, 02/15/06                   1,514         1,561
   Standard Credit Card Master Trust,
     Ser 1994-2, Cl A
     7.250%, 04/07/06                   1,199         1,366
                                                    -------
Total Asset-Backed Securities
     (Cost $5,003)                                    5,280
                                                    -------


-------------------------------------------------------------
                                    FACE AMOUNT
                                       (000)      VALUE (000)
-------------------------------------------------------------
CORPORATE BONDS (37.5%)
AUDIO/VIDEO PRODUCTS (3.0%)
   Harman International
     7.320%, 07/01/07                  $1,143       $ 1,214
                                                    -------
DIVERSIFIED MANUFACTURING (3.9%)
   Tyco International Group+
     7.000%, 06/15/28                   2,000         1,580
                                                    -------
DRUGS (3.9%)
   Bristol-Myers Squibb+
     4.750%, 10/01/06                   1,500         1,575
                                                    -------
FINANCIAL SERVICES (18.8%)
   Associates MTN
     7.580%, 04/12/04                   1,360         1,462
   CIT Group+
     7.750%, 04/02/12                   1,000         1,022
   Ford Motor Credit
     7.600%, 08/01/05+                    600           582
     7.375%, 10/28/09                     904           818
   General Motors Acceptance Corp.+
     6.875%, 09/15/11                   1,537         1,401
   Household Finance
     5.875%, 02/01/09                     904           782
   Lehman Brothers Holdings
     7.000%, 02/01/08                   1,316         1,460
                                                    -------
                                                      7,527
                                                    -------
INSURANCE (2.5%)
   St. Paul Companies
     8.125%, 04/15/10                     904           987
                                                    -------
OIL EXPLORATION & PRODUCTION (2.7%)
   Burlington Resources Finance 144a
     5.600%, 12/01/06                   1,000         1,068
                                                    -------
REAL ESTATE INVESTMENT TRUSTS (1.3%)
   Kimco Realty, Ser B MTN
     7.620%, 10/20/04                     465           502
                                                    -------
WIRELESS TELECOMMUNICATIONS (1.4%)
   New England Telephone & Telegraph
     7.650%, 06/15/07                     500           560
                                                    -------
Total Corporate Bonds
     (Cost $14,838)                                  15,013
                                                    -------

================================================================================



-------------------------------------------------------------
                                       FACE
                                   AMOUNT (000)   VALUE (000)
-------------------------------------------------------------
REPURCHASE AGREEMENT (4.8%)
   JP Morgan Chase
     1.86%, dated 10/31/02,
     matures 11/01/02, repurchase
     price $1,939,357 (collateralized
     by various government obligations,
     total market value $1,980,686)    $1,939       $ 1,939
                                                    -------
Total Repurchase Agreement
     (Cost $1,939)                                    1,939
                                                    -------
Total Investments (100.4%)
     (Cost $38,165)                                  40,227
                                                    -------
Other Assets and Liabilities, Net (-0.4%)              (169)
                                                    -------
Total Net Assets (100.0%)                           $40,058
                                                    =======
STATEMENT OF ASSETS AND LIABILITIES
Assets
   Investments at value                             $40,227
   Collateral received on securities loaned          10,748
   Receivable for investment securities sold            532
   Other assets                                         591
                                                    -------
Total Assets                                         52,098
                                                    -------
Liabilities
   Payable for collateral on securities loaned       10,748
   Investment advisory fee payable                        6
   Administrative fee payable                             6
   Shareholder servicing fee payable                      8
   Payable for investment securities purchased        1,065
   Accrued expenses and other liabilities               207
                                                    -------
Total Liabilities                                    12,040
                                                    -------
Total Net Assets                                    $40,058
                                                    =======
NET ASSETS CONSIST OF:
Portfolio Shares (unlimited authorization --
   no par value) based on 3,826,743
   outstanding shares of beneficial interest        $39,426
Accumulated net realized loss on investments         (1,430)
Net unrealized appreciation on investments            2,062
                                                    -------
Total Net Assets                                    $40,058
                                                    =======
Net Asset Value, Offering and Redemption
   Price Per Share                                   $10.47
                                                     ======

 + SOME OR ALL OF THIS SECURITY IS ON LOAN AT OCTOBER 31, 2002 (SEE NOTE 9 IN
   NOTES TO FINANCIAL STATEMENTS).

CL -- CLASS

FHLB -- FEDERAL HOME LOAN BANK

FHLMC -- FEDERAL HOME LOAN MORTGAGE CORPORATION

FNMA -- FEDERAL NATIONAL MORTGAGE ASSOCIATION

MTN -- MEDIUM TERM NOTE SER -- SERIES




    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

STATEMENT OF NET ASSETS
================================================================================
PITCAIRN FUNDS  OCTOBER 31, 2002



TAX-EXEMPT BOND FUND
-------------------------------------------------------------
                                    FACE AMOUNT
                                       (000)      VALUE (000)
-------------------------------------------------------------
MUNICIPAL BONDS (98.4%)
ALABAMA (0.9%)
   Bessemer, Alabama RB, AMBAC
     5.600%, 02/01/30                  $1,000     $   1,052
                                                  ---------
ARIZONA (1.4%)
   Pima County, School District GO,
     FGIC Callable 07/01/04 @ 101
     5.875%, 07/01/14                   1,500         1,603
                                                  ---------
CALIFORNIA (7.3%)
   Community College Finance Authority
     RB, Mission Community College,
     MBIA Callable 05/01/07 @ 102
     5.500%, 05/01/17                   1,000         1,081
   Health Facilities Financing
     Authority RB, St. Francis Memorial
     Hospital, Ser C, ETM
     5.875%, 11/01/23                   2,000         2,308
   Public Works RB, Department of
     Corrections, Ser A, AMBAC
     Callable 01/01/06 @ 102
     5.400%, 01/01/09                   1,000         1,098
   San Francisco Bay Area RB
     Callable 01/01/06 @ 101
     5.250%, 07/01/17                   1,000         1,061
   San Jose, Liberty Parks and
     Public Safety Projects GO
     Callable 09/01/12 @ 100
     5.000%, 09/01/17                   1,000         1,050
   Stockton Housing Facility RB,
     O'Connor Woods Project,
     Ser A, ETM, GNMA
     Callable 03/20/03 @ 102
     5.200%, 09/20/09                     790           814
   University of California RB, Multi-
     Purpose Projects, Ser F, FGIC
     Callable 09/01/06 @ 101
     5.000%, 09/01/12                   1,000         1,065
                                                  ---------
                                                      8,477
                                                  ---------
CONNECTICUT (0.9%)
   Housing Finance Authority RB,
     Sub-Ser E-1, GOA
     Callable 11/15/06 @102
     5.900%, 05/15/15                   1,000         1,055
                                                  ---------
DELAWARE (0.9%)
   Delaware State, Economic Development
     Authority, Pollution Control RB,
     Delmarva Power, AMBAC
     4.900%, 05/01/26                   1,000         1,077
                                                  ---------
DISTRICT OF COLUMBIA (1.2%)
   District of Columbia RB, Howard
     University Project, MBIA
     5.500%, 10/01/16                   1,000         1,123


-------------------------------------------------------------
                                    FACE AMOUNT
                                       (000)      VALUE (000)
-------------------------------------------------------------
   Washington D.C., Convention Center
     Authority RB, Dedicated Tax
     Revenue, Senior Lien, AMBAC
     5.250%, 10/01/09                  $  200     $     222
                                                  ---------
                                                      1,345
                                                  ---------
FLORIDA (1.3%)
   Tampa Water & Sewer Revenue
     RB Pre-refunded @ 101
     5.500%, 10/01/29                   1,300         1,493
                                                  ---------
GEORGIA (3.0%)
   Henry County, Water & Sewer
     Authority RB, AMBAC
     6.150%, 02/01/20                   2,000         2,383
   Municipal Electric Authority RB,
     Project One, Ser A, MBIA
     5.000%, 01/01/12                   1,000         1,091
                                                  ---------
                                                      3,474
                                                  ---------
HAWAII (1.9%)
   Honolulu, City & County GO,
     Ser B, ETM
     8.000%, 10/01/10                   1,680         2,199
                                                  ---------
ILLINOIS (10.6%)
   Chicago GO, FGIC
     Callable 01/01/08 @ 102
     5.500%, 01/01/21                   1,500         1,584
   Chicago, Board of Education GO,
     School Reform Board, Ser A, FGIC
     5.250%, 12/01/20                   1,000         1,084
   Chicago, O'Hare International
     Airport RB, 2nd Lien, Ser C, MBIA
     4.900%, 01/01/07                   1,000         1,046
   Chicago, Park District GO, Aquarium
     & Museum Project, FGIC
     Callable 01/01/08 @ 100
     5.500%, 01/01/10                   1,000         1,091
   Health Facilities Authority RB,
     Hospital Sisters Services Project,
     Ser A, MBIA
     Callable 06/01/08 @ 101
     5.250%, 06/01/12                   1,000         1,073
   Metropolitan Pier & Exposition
     Authority RB, Illinois Dedicated
     State Tax Revenue, AMBAC
     5.125%, 06/01/13                   1,200         1,278
   Metropolitan Pier & Exposition
     Authority RB, Illinois Dedicated
     State Tax Revenue, FGIC
     5.500%, 12/15/23                     500           544
   Metropolitan Pier & Exposition
     Authority RB, Illinois Dedicated
     State Tax Revenue, FGIC, ETM
     5.500%, 12/15/23                     500           553
   Regional Transportation Authority
     GO, FSA
     5.750%, 06/01/23                   1,500         1,678

================================================================================


-------------------------------------------------------------
                                    FACE AMOUNT
                                       (000)      VALUE (000)
-------------------------------------------------------------
   Southern Illinois University RB,
     Medical Facilities System Project,
     MBIA Callable 04/01/07 @ 102
     5.875%, 04/01/23                  $1,000     $   1,085
   Will County, Illinois Community
     School District GO, FSA
     5.23%, 11/01/12 (A)                2,000         1,308
                                                  ---------
                                                     12,324
                                                  ---------
INDIANA (2.9%)
   Indianapolis, Public Improvement
     Authority RB, Ser A
     Callable 01/01/10 @ 101
     6.000%, 01/01/25                   1,000         1,105
   Indianapolis, Utility District
     Authority RB, Ser B, FGIC
     4.000%, 06/01/13                   1,000         1,007
   Transportation Finance Authority
     RB, Ser A, MBIA
     6.800%, 12/01/16                   1,000         1,240
                                                  ---------
                                                      3,352
                                                  ---------
KANSAS (3.9%)
   Burlington, Pollution Control
     Authority RB, Kansas Gas &
     Electric Project, MBIA
     Callable 06/01/01 @ 102
     7.000%, 06/01/31                   1,000         1,020
   Kansas State, Department
     Transportation Highway RB,
     Ser A,
     Callable 09/01/10 @ 100
     5.750%, 09/01/12                   3,000         3,450
                                                  ---------
                                                      4,470
                                                  ---------
LOUISIANA (3.0%)
   New Orleans GO, FGIC
     5.500%, 12/01/17                   1,000         1,133
   Public Facilities Authority RB,
     Franciscan Missionaries Project,
     Ser A, FSA
     5.500%, 07/01/11                   2,115         2,371
                                                  ---------
                                                      3,504
                                                  ---------
MASSACHUSETTS (6.7%)
   State Construction Agency GO, Ser B,
     FSA Pre-refunded @ 100
     5.500%, 03/01/16                   2,000         2,287
   State Housing Finance Agency RB,
     Ser B, MBIA
     Callable 06/01/08 @ 101
     5.300%, 12/01/17                   1,000         1,033
   State Special Obligation RB,
     Consolidated Loan, Ser A
     Callable 06/01/08 @ 101
     5.000%, 06/01/15                   1,000         1,049
   State Turnpike Authority RB,
     Ser A, ETM, FGIC
     5.125%, 01/01/23                   2,000         2,138


-------------------------------------------------------------
                                    FACE AMOUNT
                                       (000)      VALUE (000)
-------------------------------------------------------------
   State Water Resources Authority RB,
     Ser D, MBIA, GOA
     6.000%, 08/01/14                  $1,060     $   1,253
                                                  ---------
                                                      7,760
                                                  ---------
MICHIGAN (3.0%)
   Parchment, School District GO,
     MBIA
     5.000%, 05/01/25                   1,000         1,025
   State Building Authority RB,
     Facilities Program, Ser I,
     AMBAC
     5.500%, 10/01/05                   1,000         1,094
   State Hospital Finance Authority RB,
     Genesys Health System Project,
     Ser A Pre-refunded @ 102
     8.100%, 10/01/05                   1,175         1,392
                                                  ---------
                                                      3,511
                                                  ---------
MISSISSIPPI (0.9%)
   Developing Bank RB, Capital Project
     & Equipment Acquisition,
     Ser A2, AMBAC
     5.000%, 07/01/24                   1,000         1,019
                                                  ---------
NEVADA (5.1%)
   Clark County, Industrial Development
     Nevada Power RB, AMBAC
     Callable 10/01/02 @ 102
     7.200%, 10/01/22                   2,000         2,084
   Clark County, Refunding & Transit
     Improvement GO, MBIA
     Callable 06/01/04 @ 101
     6.200%, 06/01/19                   1,400         1,512
   Las Vegas, New Convention &
     Visitors Center RB, AMBAC
     Callable 07/01/09 @ 101
     6.000%, 07/01/13                   2,000         2,268
                                                  ---------
                                                      5,864
                                                  ---------
NEW JERSEY (0.6%)
   New Jersey State, GO, Ser D
     6.000%, 02/15/11                     150           176
   New Jersey State, Transportation
     System RB
     5.625%, 06/15/14                     500           571
                                                  ---------
                                                        747
                                                  ---------
NEW MEXICO (1.5%)
   Santa Fe County RB, Correctional
     Facilities Project
     6.000%, 02/01/27                   1,500         1,733
                                                  ---------
NEW YORK (6.2%)
   Nassau County, Comb Sewer
     Districts GO, Ser F, MBIA
     5.300%, 07/01/06                     250           275
   New York City, Municipal Assistance
     Authority RB, Ser G
     6.000%, 07/01/07                   1,800         2,054

STATEMENT OF NET ASSETS
================================================================================
PITCAIRN FUNDS  OCTOBER 31, 2002



TAX-EXEMPT BOND FUND--CONCLUDED
-------------------------------------------------------------
                                    FACE AMOUNT
                                       (000)      VALUE (000)
-------------------------------------------------------------
   New York City, Municipal Water &
     Sewer Authority RB, Ser A
     6.000%, 06/15/25                  $  190      $    212
   New York City, Transitional Finance
     Authority RB, Ser A
     5.500%, 11/01/26                   2,000         2,221
   New York City, Transportation
     Authority RB, Livinston Plaza
     Project, FSA
     5.400%, 01/01/18                   1,000         1,097
   New York State GO
     7.000%, 11/15/02                     175           175
   New York State, Mortgage Agency RB,
     Homeowner Mortgage, Ser 80
     Callable 03/01/09 @ 101
     5.100%, 10/01/17                   1,000         1,009
   New York State, Power Authority
     Revenue & General Purpose RB,
     Ser W
     6.700%, 01/01/04                     100           106
                                                  ---------
                                                      7,149
                                                  ---------
NORTH CAROLINA (2.8%)
   North Carolina, Eastern Municipal
     Power Authority RB, Ser B, AMBAC
     Callable 01/01/06 @ 102
     5.125%, 01/01/12                   2,000         2,120
   North Carolina, Eastern Municipal
     Power Authority RB, Ser B, MBIA
     Callable 01/01/07 @ 102
     5.800%, 01/01/16                   1,000         1,104
                                                  ---------
                                                      3,224
                                                  ---------
OKLAHOMA (4.4%)
   Oaklahoma City, Water Utilities
     Authority RB, Ser A
     Callable 07/01/09 @ 100
     5.000%, 07/01/24                   3,000         3,011
   Oklahoma State, Health Systems
     Industries Authority RB, Integris
     Baptist Project, Ser D, AMBAC
     Callable 08/15/06 @ 102
     5.000%, 08/15/14                   2,000         2,070
                                                  ---------
                                                      5,081
                                                  ---------
PENNSYLVANIA (11.3%)
   Allegheny County, Pittsburgh
     International Airport RB,
     Ser B, MBIA
     Callable 01/01/08 @ 101
     5.000%, 01/01/17                   2,000         2,040
   Derry Township, Industrial &
     Commercial Development RB,
     Arena Project, Ser A
     5.375%, 11/01/30                   1,700         1,821
   Pennsylvania State, Finance
     Authority RB, Municipal
     Capital Improvements
     Program
     Callable 11/01/03 @ 102
     6.600%, 11/01/09                   1,285         1,356


-------------------------------------------------------------
                                    FACE AMOUNT
                                       (000)      VALUE (000)
-------------------------------------------------------------
   Pennsylvania State, Higher
     Educational Facilities
     Authority RB,
     Drexel University
     6.800%, 05/01/06                  $1,350     $   1,408
   Pennsylvania State, Higher
     Educational Facilities
     Authority RB,
     Drexel University
     Pre-refunded @ 102
     6.800%, 05/01/06                     210           219
   Pennsylvania State, Higher
     Educational Facilities
     Authority RB,
     Saint Joseph's University,
     Callable 05/01/06 @ 100
     5.000%, 05/01/11                   1,500         1,532
   Philadelphia, Authority
     for Industrial Development
     Lease Revenue RB,
     Ser B, FSA,
     Callable 10/01/11 @ 101
     5.500%, 10/01/12                   1,500         1,710
   Philadelphia, Hospital & Higher
     Education Authority RB,
     Presbyterian Medical
     Center Project, ETM
     6.500%, 12/01/11                   1,300         1,523
   Philadelphia, Water & Waste
     Water RB, FGIC
     10.000%, 06/15/05                    700           829
   Philadelphia, Water & Waste
     Water RB, MBIA
     6.250%, 08/01/09                     525           618
                                                  ---------
                                                     13,056
                                                  ---------
RHODE ISLAND (1.0%)
   Rhode Island, Depositors Economic
     Protection Authority RB, Special
     Obligation, Ser A, ETM
     6.375%, 08/01/22                   1,000         1,220
                                                  ---------
SOUTH CAROLINA (1.9%)
   Piedmont, Municipal Power Agency
     Authority RB, South Carolina
     Electric Project, MBIA, ETM
     6.250%, 01/01/09                   1,000         1,169
   Spartanburg County, School District
     GO, No. 007, SCSDE
     5.000%, 03/01/18                   1,000         1,054
                                                  ---------
                                                      2,223
                                                  ---------
TEXAS (9.2%)
   Dallas Texas Area Rapid
     Transportation RB,
     Senior Lien, AMBAC,
     Callable 12/01/11 @ 100
     5.000%, 12/01/26                   1,600         1,592
   Duncanville Texas, Independent
     School District, Unlimited
     General Obligation, PSF-GTD,
     Callable 02/15/13 @ 100
     5.290%, 02/15/28                   1,000           997
   Fort Worth, Texas Water & Sewer RB
     Callable 08/15/10 @ 100
     5.750%, 02/15/14                   2,000         2,240

-------------------------------------------------------------
                                    FACE AMOUNT
                                       (000)      VALUE (000)
-------------------------------------------------------------
   Fort Worth, Texas Water & Sewer RB,
     Callable 02/15/12 @100
     5.625%, 02/15/15                  $1,000      $  1,113
   Garland, Texas GO, MBIA
     7.125%, 02/15/03                     205           208
   Harris County, Healthcare Facilities
     Development Authority RB, Christus
     Health Project, Ser A, MBIA
     Callable 07/01/09 @ 101
     5.375%, 07/01/24                   1,850         1,878
   Harris County, Healthcare Facilities
     Development Authority RB,
     Hermann Hospital Project, MBIA
     Pre-refunded 10/01/04 @ 101
     6.375%, 10/01/24                   1,000         1,095
   Houston, Water & Sewer Systems
     Authority RB, Junior Lien, Ser C,
     FGIC Callable 12/01/07 @ 101
     5.375%, 12/01/27                   1,140         1,177
   Laredo Texas GO, Ser A, MBIA
     8.625%, 08/15/03                     295           311
                                                   --------
                                                     10,611
                                                   --------
VIRGINIA (0.9%)
   Virginia State, Housing Development
     Authority RB, Ser B
     Callable 07/01/10 @ 100
     5.500%, 01/01/16                   1,000         1,044
                                                   --------
WASHINGTON (2.8%)
   Central Puget Sound, Regional
     Transportation Authority RB, Sales
     Tax & Motor Project, FGIC
     5.250%, 02/01/21                   1,000         1,054
   Clark County, School District
     No. 177 GO, AMBAC
     5.250%, 12/01/14                   1,000         1,110
   Washington State GO, Ser B,
     Pre-refunded 05/01/04 @ 100
     5.750%, 05/01/10                      20            21
   Washington State, Public Power
     Supply Systems RB, Ser A, MBIA
     Callable 07/01/04 @ 102
     5.000%, 07/01/09                   1,000         1,046
                                                   --------
                                                      3,231
                                                   --------
WISCONSIN (0.9%)
   Milwaukee County GO, Ser A, MBIA
     Callable 10/01/07 @ 100
     5.250%, 10/01/08                   1,000         1,093
                                                   --------
Total Municipal Bonds
     (Cost $105,729)                                113,991
                                                   --------

-------------------------------------------------------------
                                       SHARES     VALUE (000)
-------------------------------------------------------------
REGISTERED INVESTMENT COMPANY (0.5%)
   SEI Institutional
     Tax-Free Portfolio               614,321      $    614
                                                   --------
Total Registered InvestmentCompany
     (Cost $614)                                        614
                                                   --------
Total Investments (98.9%)
     (Cost $106,343)                                114,605
                                                   --------
OTHER ASSETS AND LIABILITIES (1.1%)
Other assets                                          1,786
Investment advisory fee payable                         (17)
Administrative fee payable                               (8)
Shareholder servicing fee payable                       (25)
Other Liabilities                                      (436)
                                                   --------
Total Other Assets and Liabilities, Net               1,300
                                                   --------
Total Net Assets (100.0%)                          $115,905
                                                   ========
NET ASSETS CONSIST OF:
Portfolio Shares (unlimited authorization --
   no par value) based on 10,819,098
   outstanding shares of beneficial interest       $107,240
Undistributed net investment income                     109
Accumulated net realized long term capital
   gain on investments                                  294
Net unrealized appreciation on investments            8,262
                                                   --------
Total Net Assets                                   $115,905
                                                   ========
Net Asset Value, Offering and Redemption
   Price Per Share                                   $10.71
                                                     ======
ETM -- ESCROWED TO MATURITY
GNMA -- GOVERNMENT NATIONAL MORTGAGE ASSOCIATION
GO -- GENERAL OBLIGATION
GOA -- GENERAL OBLIGATION OF AUTHORITY
RB -- REVENUE BOND
SER -- SERIES

THE FOLLOWING ORGANIZATIONS HAVE PROVIDED UNDERLYING CREDIT SUPPORT FOR SECURITIES LISTED ABOVE, AS INDICATED.

AMBAC -- AMERICAN MUNICIPAL BOND ASSURANCE CORPORATION
FGIC -- FINANCIAL GUARANTY INSURANCE CORPORATION
FSA -- FINANCIAL SECURITY ASSURANCE
MBIA -- MUNICIPAL BOND INSURANCE ASSOCIATION
SCSDE -- SOUTH CAROLINA SCHOOL DISTRICT ENHANCEMENT

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

STATEMENTS OF OPERATIONS (000)
================================================================================
PITCAIRN FUNDS FOR THE YEAR ENDED OCTOBER 31, 2002


                                                                            DIVERSIFIED          SELECT            SMALL CAP
                                                                               VALUE              VALUE              CORE
                                                                               FUND               FUND               FUND
                                                                           -------------        --------           ----------
INCOME:
   Dividends ...............................................................  $ 2,976            $ 1,124           $ 1,048
   Interest ................................................................       20                 14                48
   Securities Lending ......................................................       25                 13                59
   Less: Foreign Taxes Withheld ............................................       --                 --                (3)
                                                                              -------            -------           -------
   Total Income ............................................................    3,021              1,151             1,152
                                                                              -------            -------           -------
EXPENSES:
   Investment Advisory Fees ................................................      968                414               433
   Administration Fees .....................................................      111                 70                70
   Shareholder Servicing Fees ..............................................      346                148               155
   Transfer Agent Fees .....................................................       19                 18                18
   Professional Fees .......................................................       66                 27                29
   Reorganization Expenses .................................................       --                 --                60
   Registration Fees .......................................................        8                  4                 4
   Custody Fees ............................................................       12                  7                12
   Printing Expense ........................................................       10                  4                 4
   Trustee Fees ............................................................       13                  6                 6
   Insurance and Other Expenses ............................................       11                  5                 5
                                                                              -------            -------           -------
   Total Operating Expenses ................................................    1,564                703               796
   Less: Investment Advisory Fees  Waived ..................................     (155)               (98)              (58)
                                                                              -------            -------           -------
   Total Net Operating Expenses ............................................    1,409                605               738
   Interest Expense ........................................................       --                 --                56
                                                                              -------            -------           -------
   Total Expenses ..........................................................    1,409                605               794
                                                                              -------            -------           -------
   Net Investment Income (Loss) ............................................    1,612                546               358
                                                                              -------            -------           -------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Net Realized Gain (Loss) on Securities Sold .............................   (2,869)            (2,697)             (956)
   Net Realized Loss on Foreign Currency Transactions ......................       --                 --                --
   Net Change in Unrealized Appreciation on Translation of Foreign Currency
     and Other Assets and Liabilities Denominated in Foreign Currency ......       --                 --                --
   Net Change in Unrealized Appreciation (Depreciation) on Investments .....   (6,801)            (6,939)           (2,239)
                                                                              -------            -------           -------
   Total Net Realized and Unrealized Gain (Loss) on Investments ............   (9,670)            (9,636)           (3,195)
                                                                              -------            -------           -------
   Net Increase (Decrease) in Net Assets from Operations ...................  $(8,058)           $(9,090)          $(2,837)
                                                                              =======            =======           =======


                                                                                  DIVERSIFIED       SELECT
                                                                                    GROWTH          GROWTH        SMALL CAP
                                                                                     FUND            FUND           FUND
                                                                                 -------------     --------      -----------
INCOME:
   Dividends ..............................................................       $    843         $    176       $   239
   Interest ...............................................................              9                4            13
   Securities Lending .....................................................             14                3            46
   Less: Foreign Taxes Withheld ...........................................             --               (2)           --
                                                                                  --------         --------       -------
   Total Income ...........................................................            866              181           298
                                                                                  --------         --------       -------
EXPENSES:
   Investment Advisory Fees ...............................................            701              333           313
   Administration Fees ....................................................             82               70            70
   Shareholder Servicing Fees .............................................            250               98            82
   Transfer Agent Fees ....................................................             18               18            18
   Professional Fees ......................................................             47               18            16
   Reorganization Expenses ................................................             --               --            30
   Registration Fees ......................................................              7                2             2
   Custody Fees ...........................................................              9                9            17
   Printing Expense .......................................................              8                3             3
   Trustee Fees ...........................................................              9                4             3
   Insurance and Other Expenses ...........................................              8                3             3
                                                                                  --------         --------       -------
   Total Operating Expenses ...............................................          1,139              558           557
   Less: Investment Advisory Fees  Waived .................................           (124)            (105)         (101)
                                                                                  --------         --------       -------
   Total Net Operating Expenses ...........................................          1,015              453           456
   Interest Expense .......................................................             --               --            --
                                                                                  --------         --------       -------
   Total Expenses .........................................................          1,015              453           456
                                                                                  --------         --------       -------
   Net Investment Income (Loss) ...........................................           (149)            (272)         (158)
                                                                                  --------         --------       -------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Net Realized Gain (Loss) on Securities Sold ............................        (35,541)         (11,995)       (3,163)
   Net Realized Loss on Foreign Currency Transactions .....................             --               --            --
   Net Change in Unrealized Appreciation on Translation of Foreign Currency
     and Other Assets and Liabilities Denominated in Foreign Currency .....             --               --            --
   Net Change in Unrealized Appreciation (Depreciation) on Investments ....         12,098            7,148        (3,440)
                                                                                  --------         --------       -------
   Total Net Realized and Unrealized Gain (Loss) on Investments ...........        (23,443)          (4,847)       (6,603)
                                                                                  --------         --------       -------
   Net Increase (Decrease) in Net Assets from Operations ..................       $(23,592)        $ (5,119)      $(6,761)
                                                                                  ========         ========       =======


                                                                               FAMILY       INTERNATIONAL      TAXABLE    TAX-EXEMPT
                                                                              HERITAGE(R)       EQUITY          BOND         BOND
                                                                                FUND             FUND           FUND         FUND
                                                                              -----------   -------------     --------   -----------
INCOME:
   Dividends ..............................................................   $   774          $  1,988       $    --       $   --
   Interest ...............................................................         4                31         2,243        5,368
   Securities Lending .....................................................        53                68            31           --
   Less: Foreign Taxes Withheld ...........................................        --              (143)           --           --
                                                                              -------          --------        ------       ------
   Total Income ...........................................................       831             1,944         2,274        5,368
                                                                              -------          --------        ------       ------
EXPENSES:
   Investment Advisory Fees ...............................................       688               946           148          336
   Administration Fees ....................................................        70                82            70           90
   Shareholder Servicing Fees .............................................       191               249            93          280
   Transfer Agent Fees ....................................................        18                18            18           18
   Professional Fees ......................................................        37                46            19           65
   Reorganization Expenses ................................................        --                --            --           --
   Registration Fees ......................................................         4                 6             2            6
   Custody Fees ...........................................................         7                97             4            7
   Printing Expense .......................................................         6                 7             3            9
   Trustee Fees ...........................................................         7                 9             4           11
   Insurance and Other Expenses ...........................................         9                14             3            8
                                                                              -------          --------        ------       ------
   Total Operating Expenses ...............................................     1,037             1,474           364          830
   Less: Investment Advisory Fees  Waived .................................       (69)             (161)          (74)        (157)
                                                                              -------          --------        ------       ------
   Total Net Operating Expenses ...........................................       968             1,313           290          673
   Interest Expense .......................................................        --                --            --           --
                                                                              -------          --------        ------       ------
   Total Expenses .........................................................       968             1,313           290          673
                                                                              -------          --------        ------       ------
   Net Investment Income (Loss) ...........................................      (137)              631         1,984        4,695
                                                                              -------          --------        ------       ------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Net Realized Gain (Loss) on Securities Sold ............................    (2,721)          (24,989)       (1,404)         295
   Net Realized Loss on Foreign Currency Transactions .....................        --               (64)           --           --
   Net Change in Unrealized Appreciation on Translation of Foreign Currency
     and Other Assets and Liabilities Denominated in Foreign Currency .....        --                17            --           --
   Net Change in Unrealized Appreciation (Depreciation) on Investments ....    (5,068)           10,252            82        1,012
                                                                              -------          --------        ------       ------
   Total Net Realized and Unrealized Gain (Loss) on Investments ...........    (7,789)          (14,784)       (1,322)       1,307
                                                                              -------          --------        ------       ------
   Net Increase (Decrease) in Net Assets from Operations ..................   $(7,926)         $(14,153)       $  662       $6,002
                                                                              =======          ========        ======       ======

Amounts designated as "--" round to $0.





    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.


                                     42 & 43

STATEMENTS OF CHANGES IN NET ASSETS (000)
================================================================================
PITCAIRN FUNDS FOR THE YEARS ENDED OCTOBER 31,


                                                                               DIVERSIFIED VALUE FUND          SELECT VALUE FUND
                                                                              ------------------------     -------------------------
                                                                               2002            2001          2002            2001
                                                                              --------       --------      --------       ----------
OPERATIONS:
   Net Investment Income (Loss) ............................................  $  1,612       $  1,429      $    546       $    564
   Net Realized Gain (Loss) on Investments .................................    (2,869)            59        (2,697)           (14)
   Net Change in Unrealized Appreciation (Depreciation) on Investments .....    (6,801)       (20,730)       (6,939)        (5,740)
                                                                              --------       --------      --------       --------
     Increase (Decrease) in Net Assets from Operations .....................    (8,058)       (19,242)       (9,090)        (5,190)
                                                                              --------       --------      --------       --------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net Investment Income ...................................................    (1,613)        (1,402)         (516)          (560)
   Net Realized Gains ......................................................        --             --            --             --
                                                                              --------       --------      --------       --------
   Total Distributions .....................................................    (1,613)        (1,402)         (516)          (560)
                                                                              --------       --------      --------       --------
CAPITAL TRANSACTIONS:
     Proceeds from Shares Issued ...........................................     7,317         11,211         6,016         15,933
     Reinvestment of Distributions .........................................       154             97            92             83
     Cost of Shares Repurchased ............................................   (15,176)       (16,720)       (9,033)       (11,672)
                                                                              --------       --------      --------       --------
   Increase (Decrease) in Net Assets From Capital Transactions .............    (7,705)        (5,412)       (2,925)         4,344
                                                                              --------       --------      --------       --------
     Total Decrease in Net Assets ..........................................   (17,376)       (26,056)      (12,531)        (1,406)
NET ASSETS:
   Beginning of Year .......................................................   139,767        165,823        60,986         62,392
                                                                              --------       --------      --------       --------
   End of Year .............................................................  $122,391       $139,767      $ 48,455       $ 60,986
                                                                              ========       ========      ========       ========
SHARE TRANSACTIONS:
     Shares Issued .........................................................       793          1,090           594          1,439
     Shares Issued in Lieu of Distributions ................................        17              9             9              7
     Shares Repurchased ....................................................    (1,621)        (1,649)         (899)        (1,045)
                                                                              --------       --------      --------       --------
   Increase (Decrease) in Shares ...........................................      (811)          (550)         (296)           401
                                                                              ========       ========      ========       ========

                                                                               SMALL CAP CORE FUND      DIVERSIFIED GROWTH FUND
                                                                              ----------------------    ------------------------
                                                                                2002          2001        2002           2001
                                                                              ---------     --------    --------       ---------
OPERATIONS:
   Net Investment Income (Loss) ............................................  $    358      $    645    $   (149)      $   (574)
   Net Realized Gain (Loss) on Investments .................................      (956)        1,711     (35,541)       (25,505)
   Net Change in Unrealized Appreciation (Depreciation) on Investments .....    (2,239)        1,792      12,098        (40,034)
                                                                              --------      --------    --------       --------
     Increase (Decrease) in Net Assets from Operations .....................    (2,837)        4,148     (23,592)       (66,113)
                                                                              --------      --------    --------       --------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net Investment Income ...................................................      (494)         (649)         --             --
   Net Realized Gains ......................................................        --            --          --             --
                                                                              --------      --------    --------       --------
   Total Distributions .....................................................      (494)         (649)         --             --
                                                                              --------      --------    --------       --------
CAPITAL TRANSACTIONS:
     Proceeds from Shares Issued ...........................................     1,381         3,105       7,978         12,363
     Reinvestment of Distributions .........................................        48            39          --             --
     Cost of Shares Repurchased ............................................   (10,229)      (12,067)     (9,159)       (14,069)
                                                                              --------      --------    --------       --------
   Increase (Decrease) in Net Assets From Capital Transactions .............    (8,800)       (8,923)     (1,181)        (1,706)
                                                                              --------      --------    --------       --------
     Total Decrease in Net Assets ..........................................   (12,131)       (5,424)    (24,773)       (67,819)
NET ASSETS:
   Beginning of Year .......................................................    62,227        67,651     107,141        174,960
                                                                              --------      --------    --------       --------
   End of Year .............................................................  $ 50,096      $ 62,227    $ 82,368       $107,141
                                                                              ========      ========    ========       ========
SHARE TRANSACTIONS:
     Shares Issued .........................................................       119           276       1,530          1,810
     Shares Issued in Lieu of Distributions ................................         4             4          --             --
     Shares Repurchased ....................................................      (877)       (1,093)     (1,750)        (1,948)
                                                                              --------      --------    --------       --------
   Increase (Decrease) in Shares ...........................................      (754)         (813)       (220)          (138)
                                                                              ========      ========    ========       ========


                                                                                 SELECT GROWTH FUND
                                                                               -----------------------
                                                                                 2002          2001
                                                                               ---------     ---------
OPERATIONS:
   Net Investment Income (Loss) ............................................   $   (272)     $   (286)
   Net Realized Gain (Loss) on Investments .................................    (11,995)       (9,561)
   Net Change in Unrealized Appreciation (Depreciation) on Investments .....      7,148       (12,762)
                                                                               --------      --------
     Increase (Decrease) in Net Assets from Operations .....................     (5,119)      (22,609)
                                                                               --------      --------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net Investment Income ...................................................         --            --
   Net Realized Gains ......................................................         --           (21)
                                                                               --------      --------
   Total Distributions .....................................................         --           (21)
                                                                               --------      --------
CAPITAL TRANSACTIONS:
     Proceeds from Shares Issued ...........................................      7,021        18,226
     Reinvestment of Distributions .........................................         --             9
     Cost of Shares Repurchased ............................................     (8,410)      (11,073)
                                                                               --------      --------
   Increase (Decrease) in Net Assets From Capital Transactions .............     (1,389)        7,162
                                                                               --------      --------
     Total Decrease in Net Assets ..........................................     (6,508)      (15,468)
NET ASSETS:
   Beginning of Year .......................................................     39,326        54,794
                                                                               --------      --------
   End of Year .............................................................   $ 32,818      $ 39,326
                                                                               ========      ========
SHARE TRANSACTIONS:
     Shares Issued .........................................................      1,201         2,625
     Shares Issued in Lieu of Distributions ................................         --             1
     Shares Repurchased ....................................................     (1,468)       (1,613)
                                                                               --------      --------
   Increase (Decrease) in Shares ...........................................       (267)        1,013
                                                                               ========      ========

Amounts designated as "--" round to $0.






    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.


                                     44 & 45

STATEMENTS OF CHANGES IN NET ASSETS (000)
================================================================================
PITCAIRN FUNDS FOR THE YEARS ENDED OCTOBER 31,


                                                                                                      SMALL CAP FUND
                                                                                                ------------------------
                                                                                                  2002            2001
                                                                                                ---------       --------
OPERATIONS:
   Net Investment Income (Loss) .............................................................    $  (158)      $   (403)
   Net Realized Gain (Loss) on Investments ..................................................     (3,163)       (16,824)
   Net Realized Gain (Loss) on Foreign Currency Transactions ................................         --             --
   Net Change in Unrealized Appreciation on Foreign Currency and
     Translation of Other Assets and Liabilities Denominated in Foreign Currency ............         --             --
   Net Change in Unrealized Appreciation (Depreciation) on Investments ......................     (3,440)        (9,905)
                                                                                                 -------       --------
   Increase (Decrease) in Net Assets from Operations ........................................     (6,761)       (27,132)
                                                                                                 -------       --------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net Investment Income ....................................................................         --             --
   Net Realized Gains .......................................................................         --             --
                                                                                                 -------       --------
   Total Distributions ......................................................................         --             --
                                                                                                 -------       --------
CAPITAL SHARE TRANSACTIONS:
     Proceeds from Shares Issued ............................................................      2,996          2,774
     Proceeds from Shares Issued in Connection with Fund Reorganization(1) ..................         --             --
     Reinvestment of Distributions ..........................................................         --             --
     Cost of Shares Repurchased .............................................................     (4,914)        (6,568)
                                                                                                 -------       --------
   Increase (Decrease) in Net Assets From Capital Share Transactions ........................     (1,918)        (3,794)
                                                                                                 -------       --------
     Total Increase (Decrease) in Net Assets ................................................     (8,679)       (30,926)
NET ASSETS:
   Beginning of Year ........................................................................     34,366         65,292
                                                                                                 -------       --------
   End of Year ..............................................................................    $25,687       $ 34,366
                                                                                                 =======       ========
SHARE TRANSACTIONS:
     Shares Issued ..........................................................................        527            371
     Shares Issued in Connection with Fund Reorganization(1) ................................         --             --
     Shares Issued in Lieu of Cash Distributions ............................................         --             --
     Shares Repurchased .....................................................................       (832)          (888)
                                                                                                 -------       --------
   Increase (Decrease) in Shares ............................................................       (305)          (517)
                                                                                                 =======       ========

                                                                                   FAMILY HERITAGE(R)FUND  INTERNATIONAL EQUITY FUND
                                                                                   ----------------------  -------------------------
                                                                                      2002         2001       2002          2001
                                                                                   ---------    ---------   --------      --------
OPERATIONS:
   Net Investment Income (Loss) .................................................  $   (137)    $   (170)   $    631    $    224
   Net Realized Gain (Loss) on Investments ......................................    (2,721)      (3,749)    (24,989)    (16,513)
   Net Realized Gain (Loss) on Foreign Currency Transactions ....................        --           --         (64)      1,303
   Net Change in Unrealized Appreciation on Foreign Currency and
     Translation of Other Assets and Liabilities Denominated in Foreign Currency         --           --          17          12
   Net Change in Unrealized Appreciation (Depreciation) on Investments ..........    (5,068)     (16,763)     10,252     (40,426)
                                                                                   --------     --------    --------    --------
   Increase (Decrease) in Net Assets from Operations ............................    (7,926)     (20,682)    (14,153)    (55,400)
                                                                                   --------     --------    --------    --------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net Investment Income ........................................................        --           --      (1,095)       (449)
   Net Realized Gains ...........................................................        --           --          --        (490)
                                                                                   --------     --------    --------    --------
   Total Distributions ..........................................................        --           --      (1,095)       (939)
                                                                                   --------     --------    --------    --------
CAPITAL SHARE TRANSACTIONS:
     Proceeds from Shares Issued ................................................     4,396        7,197      11,630       6,468
     Proceeds from Shares Issued in Connection with Fund Reorganization(1) ......        --           --          --          --
     Reinvestment of Distributions ..............................................        --           --         112         212
     Cost of Shares Repurchased .................................................    (7,639)      (7,640)    (21,758)    (16,593)
                                                                                   --------     --------    --------    --------
   Increase (Decrease) in Net Assets From Capital Share Transactions ............    (3,243)        (443)    (10,016)     (9,913)
                                                                                   --------     --------    --------    --------
     Total Increase (Decrease) in Net Assets ....................................   (11,169)     (21,125)    (25,264)    (66,252)
NET ASSETS:
   Beginning of Year ............................................................    77,295       98,420     108,777     175,029
                                                                                   --------     --------    --------    --------
   End of Year ..................................................................  $ 66,126     $ 77,295    $ 83,513    $108,777
                                                                                   ========     ========    ========    ========
SHARE TRANSACTIONS:
     Shares Issued ..............................................................       553          782       1,925         871
     Shares Issued in Connection with Fund Reorganization(1) ....................        --           --          --          --
     Shares Issued in Lieu of Cash Distributions ................................        --           --          18          24
     Shares Repurchased .........................................................      (948)        (866)     (3,561)     (2,180)
                                                                                   --------     --------    --------    --------
   Increase (Decrease) in Shares ................................................      (395)         (84)     (1,618)     (1,285)
                                                                                   ========     ========    ========    ========


                                                                                         TAXABLE BOND FUND     TAX-EXEMPT BOND FUND
                                                                                       --------------------    --------------------
                                                                                         2002        2001        2002        2001
                                                                                       -------     --------    --------    --------
OPERATIONS:
   Net Investment Income (Loss) ....................................................   $ 1,984     $  2,131    $  4,695    $  4,495
   Net Realized Gain (Loss) on Investments .........................................    (1,404)         438         295         110
   Net Realized Gain (Loss) on Foreign Currency Transactions .......................        --           --          --          --
   Net Change in Unrealized Appreciation on Foreign Currency and
     Translation of Other Assets and Liabilities Denominated in Foreign Currency ...        --           --          --          --
   Net Change in Unrealized Appreciation (Depreciation) on Investments .............        82        2,722       1,012       5,256
                                                                                       -------     --------    --------    --------
   Increase (Decrease) in Net Assets from Operations ...............................       662        5,291       6,002       9,861
                                                                                       -------     --------    --------    --------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net Investment Income ...........................................................    (1,990)      (2,164)     (4,690)     (4,536)
   Net Realized Gains ..............................................................      (285)          --         (61)         --
                                                                                       -------     --------    --------    --------
   Total Distributions .............................................................    (2,275)      (2,164)     (4,751)     (4,536)
                                                                                       -------     --------    --------    --------
CAPITAL SHARE TRANSACTIONS:
     Proceeds from Shares Issued ...................................................    11,993        5,300      10,287       8,999
     Proceeds from Shares Issued in Connection with Fund Reorganization(1) .........        --           --          --       7,654
     Reinvestment of Distributions .................................................       548          416          79          46
     Cost of Shares Repurchased ....................................................    (6,432)     (10,493)     (8,783)     (8,140)
                                                                                       -------     --------    --------    --------
   Increase (Decrease) in Net Assets From Capital Share Transactions ...............     6,109       (4,777)      1,583       8,559
                                                                                       -------     --------    --------    --------
     Total Increase (Decrease) in Net Assets .......................................     4,496       (1,650)      2,834      13,884
NET ASSETS:
   Beginning of Year ...............................................................    35,562       37,212     113,071      99,187
                                                                                       -------     --------    --------    --------
   End of Year .....................................................................   $40,058     $ 35,562    $115,905    $113,071
                                                                                       =======     ========    ========    ========
SHARE TRANSACTIONS:
     Shares Issued .................................................................     1,150          511         979         845
     Shares Issued in Connection with Fund Reorganization(1) .......................        --           --          --         725
     Shares Issued in Lieu of Cash Distributions ...................................        53           40           7           4
     Shares Repurchased ............................................................      (616)      (1,000)       (837)       (785)
                                                                                       -------     --------    --------    --------
   Increase (Decrease) in Shares ...................................................       587         (449)        149         789
                                                                                       =======     ========    ========    ========

(1) Net asset value of shares issued in connection in the acquisition of the net assets of Kala Investment Corporation (see Note 10 in the Notes to Financial Statements).

Amounts designated as "--" round to $0.







    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.


                                     46 & 47

FINANCIAL HIGHLIGHTS
================================================================================
PITCAIRN FUNDS

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                                                         DIVERSIFIED VALUE FUND
                                                                                ----------------------------------------
                                                                                  For the        For the       For the
                                                                                Year Ended     Year Ended   Period Ended
                                                                                 10/31/02       10/31/01     10/31/00(1)
                                                                                ----------     ----------   ------------
NET ASSET VALUE, BEGINNING OF PERIOD ..........................................   $   9.19      $  10.52     $  10.00
                                                                                  --------      --------     --------
INCOME FROM INVESTMENT OPERATIONS:
   Net Investment Income ......................................................       0.10          0.09         0.01(4)
   Net Realized and Unrealized Gains (Losses) on Investments ..................      (0.69)        (1.33)        0.51(4)
                                                                                  --------      --------     --------
     Total from Investment Operations .........................................      (0.59)        (1.24)        0.52
                                                                                  --------      --------     --------
LESS DISTRIBUTIONS:
   Distributions from Net Investment Income ...................................      (0.10)        (0.09)          --
   Distributions from Realized Gains ..........................................         --            --           --
                                                                                   -------      --------     --------
     Total Distributions ......................................................      (0.10)        (0.09)          --
                                                                                   -------      --------     --------
NET ASSET VALUE, END OF PERIOD ................................................    $  8.50      $   9.19     $  10.52
                                                                                   =======      ========     ========

TOTAL RETURN ..................................................................      (6.43)%      (11.87)%       5.24%+

RATIOS/SUPPLEMENTAL DATA
   Net Assets, End of Period (in 000's) .......................................   $122,391      $139,767     $165,823
   Ratio of Expenses to Average Net Assets ....................................       1.02%         1.00%        1.00%*
   Ratio of Expenses (Excluding Interest Expense) to Average Net Assets .......       1.02%         1.00%        1.00%*
   Ratio of Net Investment Income to Average Net Assets .......................       1.17%         0.92%        0.73%*
   Ratio of Expenses Before Fee Waivers to Average Net Assets .................       1.13%         1.16%        1.22%*
   Ratio of Net Investment Income Before Fee Waivers to
       Average Net Assets .....................................................       1.06%         0.76%        0.51%*
   Portfolio Turnover Rate ....................................................         26%           48%          12%

                                                                                            SELECT VALUE FUND
                                                                                ------------------------------------------
                                                                                  For the         For the         For the
                                                                                Year Ended      Year Ended     Period Ended
                                                                                 10/31/02        10/31/01       10/31/00(2)
                                                                                ----------      ----------     ------------
NET ASSET VALUE, BEGINNING OF PERIOD ..........................................   $ 10.01         $ 10.96         $ 10.00
                                                                                  -------         -------         -------
INCOME FROM INVESTMENT OPERATIONS:
   Net Investment Income ......................................................      0.09            0.09            0.02
   Net Realized and Unrealized Gains (Losses) on Investments ..................     (1.65)          (0.95)           0.95
                                                                                  -------         -------         -------
     Total from Investment Operations .........................................     (1.56)          (0.86)           0.97
                                                                                  -------         -------         -------
LESS DISTRIBUTIONS:
   Distributions from Net Investment Income ...................................     (0.09)          (0.09)          (0.01)
   Distributions from Realized Gains ..........................................        --              --              --
                                                                                  -------         -------         -------
     Total Distributions ......................................................     (0.09)          (0.09)          (0.01)
                                                                                  -------         -------         -------
NET ASSET VALUE, END OF PERIOD ................................................   $  8.36         $ 10.01         $ 10.96
                                                                                  =======         =======         =======

TOTAL RETURN ..................................................................    (15.77)%         (7.90)%          9.70%+

RATIOS/SUPPLEMENTAL DATA
   Net Assets, End of Period (in 000's) .......................................   $48,455         $60,986         $62,392
   Ratio of Expenses to Average Net Assets ....................................      1.02%           1.00%           1.00%*
   Ratio of Expenses (Excluding Interest Expense) to Average Net Assets .......      1.02%           1.00%           1.00%*
   Ratio of Net Investment Income to Average Net Assets .......................      0.92%           0.85%           0.95%*
   Ratio of Expenses Before Fee Waivers to Average Net Assets .................      1.19%           1.19%           1.33%*
   Ratio of Net Investment Income Before Fee Waivers to
       Average Net Assets .....................................................      0.75%           0.66%           0.62%*
   Portfolio Turnover Rate ....................................................       110%            104%             27%


                                                                                              SMALL CAP CORE FUND
                                                                                  ---------------------------------------------
                                                                                    For the          For the          For the
                                                                                  Year Ended       Year Ended      Period Ended
                                                                                   10/31/02         10/31/01        10/31/00(3)
                                                                                  ----------       ----------      ------------
NET ASSET VALUE, BEGINNING OF PERIOD ..........................................     $ 10.67          $ 10.18          $ 10.00
                                                                                    -------          -------          -------
INCOME FROM INVESTMENT OPERATIONS:
   Net Investment Income ......................................................        0.07             0.10             0.02
   Net Realized and Unrealized Gains (Losses) on Investments ..................       (0.78)            0.49             0.16
                                                                                    -------          -------          -------
     Total from Investment Operations .........................................       (0.71)            0.59             0.18
                                                                                    -------          -------          -------
LESS DISTRIBUTIONS:
   Distributions from Net Investment Income ...................................       (0.09)           (0.10)              --
   Distributions from Realized Gains ..........................................          --               --               --
                                                                                    -------          -------          -------
     Total Distributions ......................................................       (0.09)           (0.10)              --
                                                                                    -------          -------          -------
NET ASSET VALUE, END OF PERIOD ................................................     $  9.87          $ 10.67          $ 10.18
                                                                                    =======          =======          =======

TOTAL RETURN ..................................................................       (6.78)%           5.80%            1.80%+

RATIOS/SUPPLEMENTAL DATA
   Net Assets, End of Period (in 000's) .......................................     $50,096          $62,227          $67,651
   Ratio of Expenses to Average Net Assets ....................................        1.28%            1.16%            1.22%*
   Ratio of Expenses (Excluding Interest Expense) to Average Net Assets .......        1.19%            1.00%            1.00%*
   Ratio of Net Investment Income to Average Net Assets .......................        0.58%            0.93%            1.11%*
   Ratio of Expenses Before Fee Waivers to Average Net Assets .................        1.38%            1.19%            1.33%*
   Ratio of Net Investment Income Before Fee Waivers to
       Average Net Assets .....................................................        0.48%            0.74%            0.78%*
   Portfolio Turnover Rate ....................................................          93%              96%              10%

 +   Returns are for the period indicated and have not been annualized.
 *   Annualized
(1)  Commenced operations on August 4, 2000.
(2)  Commenced operations on August 11, 2000.
(3)  Commenced operations on August 25, 2000.
(4) Per share net investment income and net realized and unrealized gain calculated using average shares.
Amounts designated as "--" round to $0.









    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.


                                     48 & 49

FINANCIAL HIGHLIGHTS
================================================================================
PITCAIRN FUNDS

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD




                                                                                          DIVERSIFIED GROWTH FUND
                                                                                  ----------------------------------------
                                                                                    For the        For the      For the
                                                                                  Year Ended     Year Ended   Period Ended
                                                                                   10/31/02       10/31/01     10/31/00(1)
                                                                                  ----------     ----------   ------------
NET ASSET VALUE, BEGINNING OF PERIOD ...........................................   $  5.66        $   9.18     $  10.00
                                                                                   -------        --------     --------
INCOME FROM INVESTMENT OPERATIONS:
   Net Investment Loss .........................................................     (0.01)          (0.03)       (0.01)
   Net Realized and Unrealized Gains (Losses) on Investments ...................     (1.25)          (3.49)       (0.81)
                                                                                   -------        --------     --------
     Total from Investment Operations ..........................................     (1.26)          (3.52)       (0.82)
                                                                                   -------        --------     --------
LESS DISTRIBUTIONS:
   Distributions from Net Investment Income ....................................        --              --           --
   Distributions from Realized Gains ...........................................        --              --           --
                                                                                   -------        --------     --------
     Total Distributions .......................................................        --              --           --
                                                                                   -------        --------     --------
NET ASSET VALUE, END OF PERIOD .................................................   $  4.40        $   5.66     $   9.18
                                                                                   =======        ========     ========

TOTAL RETURN ...................................................................    (22.26)%        (38.34)%      (8.20)%+

RATIOS/SUPPLEMENTAL DATA
   Net Assets, End of Period (in 000's) ........................................   $82,368        $107,141     $174,960
   Ratio of Expenses to Average Net Assets .....................................      1.01%           1.00%        1.00%*
   Ratio of Net Investment Loss to Average Net Assets ..........................     (0.15)%         (0.44)%      (0.68)%*
   Ratio of Expenses Before Fee Waivers to Average Net Assets ..................      1.14%           1.17%        1.22%*
   Ratio of Net Investment Loss Before Fee Waivers to
      Average Net Assets .......................................................     (0.28)%         (0.61)%      (0.90)%*
   Portfolio Turnover Rate .....................................................        35%             37%           6%


                                                                                              SELECT GROWTH FUND
                                                                                 --------------------------------------------
                                                                                  For the        For the        For the
                                                                                 Year Ended     Year Ended    Period Ended
                                                                                  10/31/02       10/31/01      10/31/00(2)
                                                                                 ----------     ----------    ------------
NET ASSET VALUE, BEGINNING OF PERIOD ...........................................  $  5.55        $  9.02        $ 10.00
                                                                                  -------        -------        -------
INCOME FROM INVESTMENT OPERATIONS:
   Net Investment Loss .........................................................    (0.04)         (0.04)         (0.01)
   Net Realized and Unrealized Gains (Losses) on Investments ...................    (0.70)         (3.43)         (0.97)
                                                                                  -------        -------        -------
     Total from Investment Operations ..........................................    (0.74)         (3.47)         (0.98)
                                                                                  -------        -------        -------
LESS DISTRIBUTIONS:
   Distributions from Net Investment Income ....................................       --             --             --
   Distributions from Realized Gains ...........................................       --             --             --
                                                                                  -------        -------        -------
     Total Distributions .......................................................       --             --             --
                                                                                  -------        -------        -------
NET ASSET VALUE, END OF PERIOD .................................................  $  4.81        $  5.55        $  9.02
                                                                                  =======        =======        =======

TOTAL RETURN ...................................................................   (13.33)%       (38.44)%        (9.80)%+

RATIOS/SUPPLEMENTAL DATA
   Net Assets, End of Period (in 000's) ........................................  $32,818        $39,326        $54,794
   Ratio of Expenses to Average Net Assets .....................................     1.16%          1.15%          1.15%*
   Ratio of Net Investment Loss to Average Net Assets ..........................    (0.69)%        (0.63)%        (0.61)%*
   Ratio of Expenses Before Fee Waivers to Average Net Assets ..................     1.43%          1.43%          1.50%*
   Ratio of Net Investment Loss Before Fee Waivers to
      Average Net Assets .......................................................    (0.96)%        (0.91)%        (0.96)%*
   Portfolio Turnover Rate .....................................................       24%            37%            13%


                                                                                                SMALL CAP FUND
                                                                                   ----------------------------------------
                                                                                    For the        For the       For the
                                                                                   Year Ended     Year Ended   Period Ended
                                                                                    10/31/02       10/31/01     10/31/00(2)
                                                                                   ----------     ----------   ------------
NET ASSET VALUE, BEGINNING OF PERIOD ...........................................     $  5.88        $ 10.27        $ 10.00
                                                                                     -------        -------        -------
INCOME FROM INVESTMENT OPERATIONS:
   Net Investment Loss .........................................................       (0.03)         (0.07)         (0.02)
   Net Realized and Unrealized Gains (Losses) on Investments ...................       (1.21)         (4.32)          0.29
                                                                                     -------        -------        -------
     Total from Investment Operations ..........................................       (1.24)         (4.39)          0.27
                                                                                     -------        -------        -------
LESS DISTRIBUTIONS:
   Distributions from Net Investment Income ....................................          --             --             --
   Distributions from Realized Gains ...........................................          --             --             --
                                                                                     -------        -------        -------
     Total Distributions .......................................................          --             --             --
                                                                                     -------        -------        -------
NET ASSET VALUE, END OF PERIOD .................................................     $  4.64        $  5.88        $ 10.27
                                                                                     =======        =======        =======

TOTAL RETURN ...................................................................      (21.09)%       (42.75)%         2.70%+

RATIOS/SUPPLEMENTAL DATA
   Net Assets, End of Period (in 000's) ........................................     $25,687        $34,366        $65,292
   Ratio of Expenses to Average Net Assets .....................................        1.39%          1.25%          1.25%*
   Ratio of Net Investment Loss to Average Net Assets ..........................       (0.48)%        (0.91)%        (0.71)%*
   Ratio of Expenses Before Fee Waivers to Average Net Assets ..................        1.69%          1.54%          1.54%*
   Ratio of Net Investment Loss Before Fee Waivers to
      Average Net Assets .......................................................       (0.78)%        (1.20)%        (1.00)%*
   Portfolio Turnover Rate .....................................................         286%           184%            29%

 +   Returns are for the period indicated and have not been annualized.
 *   Annualized
(1)  Commenced operations on August 4, 2000.
(2)  Commenced operations on August 11, 2000.
Amounts designated as "--" round to $0.




    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.


                                     50 & 51

FINANCIAL HIGHLIGHTS
================================================================================
PITCAIRN FUNDS

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD



                                                                                         FAMILY HERITAGE(R) FUND
                                                                                 ---------------------------------------

                                                                                   For the       For the      For the
                                                                                 Year Ended    Year Ended   Period Ended
                                                                                   10/31/02      10/31/01    10/31/00(1)
                                                                                 ----------     ----------   -----------
NET ASSET VALUE, BEGINNING OF PERIOD ..........................................    $  7.82       $  9.87      $ 10.00
                                                                                   -------       -------      -------
INCOME FROM INVESTMENT OPERATIONS:
   Net Investment Income (Loss) ...............................................      (0.01)        (0.02)       (0.01)
   Net Realized and Unrealized Gains (Losses) on Investments ..................      (0.84)        (2.03)       (0.12)
                                                                                   -------       -------      -------
     Total from Investment Operations .........................................      (0.85)        (2.05)       (0.13)
                                                                                   -------       -------      -------
LESS DISTRIBUTIONS:
   Distributions from Net Investment Income ...................................         --            --           --
   Distributions from Realized Gains ..........................................         --            --           --
                                                                                   -------       -------      -------
     Total Distributions ......................................................         --            --           --
                                                                                   -------       -------      -------
NET ASSET VALUE, END OF PERIOD ................................................    $  6.97       $  7.82      $  9.87
                                                                                   =======       =======      =======

TOTAL RETURN ..................................................................     (10.87)%       (20.77)%     (1.30)%+

RATIOS/SUPPLEMENTAL DATA
   Net Assets, End of Period (in 000's) .......................................    $66,126       $77,295      $98,420
   Ratio of Expenses to Average Net Assets ....................................       1.27%         1.20%        1.20%*
   Ratio of Net Investment Income (Loss) to Average Net Assets ................      (0.18)%       (0.19)%      (0.29)%*
   Ratio of Expenses Before Fee Waivers to Average Net Assets .................       1.36%         1.37%        1.44%*
   Ratio of Net Investment Income (Loss) Before Fee Waivers to
       Average Net Assets .....................................................      (0.27)%       (0.36)%      (0.53)%*
   Portfolio Turnover Rate ....................................................         24%           37%           1%

                                                                                           INTERNATIONAL EQUITY FUND
                                                                                 ---------------------------------------------

                                                                                  For the           For the         For the
                                                                                 Year Ended        Year Ended     Period Ended
                                                                                  10/31/02          10/31/01       10/31/00(1)
                                                                                 ----------        ----------     ------------
NET ASSET VALUE, BEGINNING OF PERIOD ..........................................   $  6.19          $   9.28       $   10.00
                                                                                  --------         --------        --------
INCOME FROM INVESTMENT OPERATIONS:
   Net Investment Income (Loss) ...............................................      0.04              0.01           (0.01)
   Net Realized and Unrealized Gains (Losses) on Investments ..................     (0.94)            (3.05)          (0.71)
                                                                                  --------         --------        --------
     Total from Investment Operations .........................................     (0.90)            (3.04)          (0.72)
                                                                                  --------         --------        --------
LESS DISTRIBUTIONS:
   Distributions from Net Investment Income ...................................     (0.06)            (0.02)             --
   Distributions from Realized Gains ..........................................        --             (0.03)             --
                                                                                  --------         --------        --------
     Total Distributions ......................................................     (0.06)            (0.05)             --
                                                                                  --------         --------        --------
NET ASSET VALUE, END OF PERIOD ................................................   $  5.23          $   6.19        $   9.28
                                                                                  =======          ========        ========

TOTAL RETURN ..................................................................    (14.68)%          (32.91)%         (7.20)%+

RATIOS/SUPPLEMENTAL DATA
   Net Assets, End of Period (in 000's) .......................................   $83,513          $108,777        $175,029
   Ratio of Expenses to Average Net Assets ....................................      1.32%             1.25%           1.25%*
   Ratio of Net Investment Income (Loss) to Average Net Assets ................      0.63%             0.16%          (0.37)%*
   Ratio of Expenses Before Fee Waivers to Average Net Assets .................      1.48%             1.45%           1.53%*
   Ratio of Net Investment Income (Loss) Before Fee Waivers to
       Average Net Assets .....................................................      0.47%            (0.04)%         (0.65)%*
   Portfolio Turnover Rate ....................................................        69%               44%             10%


                                                                                              TAXABLE BOND FUND
                                                                                --------------------------------------------

                                                                                 For the          For the         For the
                                                                                Year Ended       Year Ended     Period Ended
                                                                                 10/31/02         10/31/01       10/31/00(1)
                                                                                ----------       ----------     ------------
NET ASSET VALUE, BEGINNING OF PERIOD ..........................................  $ 10.98          $ 10.09          $ 10.00
                                                                                 -------          -------          -------
INCOME FROM INVESTMENT OPERATIONS:
   Net Investment Income (Loss) ...............................................     0.56             0.59             0.15
   Net Realized and Unrealized Gains (Losses) on Investments ..................    (0.42)            0.90             0.09
                                                                                 -------          -------          -------
     Total from Investment Operations .........................................     0.14             1.49             0.24
                                                                                 -------          -------          -------
LESS DISTRIBUTIONS:
   Distributions from Net Investment Income ...................................    (0.56)           (0.60)           (0.15)
   Distributions from Realized Gains ..........................................    (0.09)              --               --
                                                                                 -------          -------          -------
     Total Distributions ......................................................    (0.65)           (0.60)           (0.15)
                                                                                 -------          -------          -------
NET ASSET VALUE, END OF PERIOD ................................................  $ 10.47          $ 10.98          $ 10.09
                                                                                 =======          =======          =======

TOTAL RETURN ..................................................................     1.46%           15.19%            2.36%+

RATIOS/SUPPLEMENTAL DATA
   Net Assets, End of Period (in 000's) .......................................  $40,058          $35,562          $37,212
   Ratio of Expenses to Average Net Assets ....................................     0.78%            0.70%            0.70%*
   Ratio of Net Investment Income (Loss) to Average Net Assets ................     5.35%(2)        (5.63%            6.51%*
   Ratio of Expenses Before Fee Waivers to Average Net Assets .................     0.98%            0.99%            1.10%*
   Ratio of Net Investment Income (Loss) Before Fee Waivers to
       Average Net Assets .....................................................     5.15%(2)         5.34%            6.11%
   Portfolio Turnover Rate ....................................................       58%              54%               7%

  +  Returns are for the period indicated and have not been annualized.
  *  Annualized
(1)  Commenced operations on August 4, 2000.
(2) See Note 2 in Notes to Financial Statements "Adoption of New Accounting Standards".
Amounts designated as "--" round to $0.



    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.





                                     52 & 53

FINANCIAL HIGHLIGHTS
================================================================================
PITCAIRN FUNDS

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD



                                                                                              TAX-EXEMPT BOND FUND
                                                                                ---------------------------------------------
                                                                                  For the          For the         For the
                                                                                Year Ended       Year Ended     Period Ended
                                                                                  10/31/02         10/31/01       10/31/00(1)
                                                                                ----------       ----------     ------------
NET ASSET VALUE, BEGINNING OF PERIOD ........................................     $  10.60        $  10.04         $ 10.00
                                                                                  --------        --------         -------
INCOME FROM INVESTMENT OPERATIONS:
   Net Investment Income ....................................................         0.44            0.45            0.10
   Net Realized and Unrealized Gains on Investments .........................         0.12            0.57            0.04
                                                                                  --------        --------         -------
     Total from Investment Operations .......................................         0.56            1.02            0.14
                                                                                  --------        --------         -------
LESS DISTRIBUTIONS:
   Distributions from Net Investment Income .................................        (0.44)          (0.46)          (0.10)
   Distributions from Realized Gains ........................................        (0.01)             --              --
                                                                                  --------        --------         -------
     Total Distributions ....................................................        (0.45)          (0.46)          (0.10)
                                                                                  --------        --------         -------
NET ASSET VALUE, END OF PERIOD ..............................................     $  10.71        $  10.60         $ 10.04
                                                                                  ========        ========         =======

TOTAL RETURN ................................................................         5.41%          10.30%           1.43%+

RATIOS/SUPPLEMENTAL DATA
   Net Assets, End of Period (in 000's) .....................................     $115,905        $113,071         $99,187
   Ratio of Expenses to Average Net Assets ..................................         0.60%           0.60%           0.60%*
   Ratio of Net Investment Income to Average Net Assets .....................         4.19%(2)        4.35%           4.88%*
   Ratio of Expenses Before Fee Waivers to Average Net Assets ...............         0.74%           0.77%           0.86%*
   Ratio of Net Investment Income Before Fee Waivers to
       Average Net Assets ...................................................         4.05%(2)        4.18%           4.62%*
   Portfolio Turnover Rate ..................................................           14%             23%             10%


  +  Returns are for the period indicated and have not been annualized.
  *  Annualized
(1)  Commenced operations on August 11, 2000.
(2) See Note 2 in Notes to Financial Statements "Adoption of New Accounting Standards".
Amounts designated as "--" round to $0.






    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

NOTES TO FINANCIAL STATEMENTS
================================================================================
PITCAIRN FUNDS  OCTOBER 31, 2002



1. Organization

Pitcairn Funds (the "Trust") is an open-end management investment company registered under the Investment Company Act of 1940. The Trust was established as a Delaware business trust on March 24, 2000. Ten series of shares (each "a Fund" and collectively "the Funds") have been established under the Trust's Declaration of Trust. The Declaration of Trust authorizes the issuance of an unlimited number of shares of beneficial interest of each Fund. Pitcairn Funds include Diversified Value Fund, Select Value Fund, Small Cap Core Fund (formerly Small Cap Value Fund), Diversified Growth Fund, Select Growth Fund, Small Cap Fund (formerly Small Cap Growth Fund), Family Heritage(R) Fund, International Equity Fund, (the "Equity Funds"), Taxable Bond Fund (formerly Government/Corporate Bond Fund) and Tax-Exempt Bond Fund (the "Bond Funds"). The assets of each Fund are segregated, and a shareholder's interest is limited to the Fund in which shares are held. The Funds' prospectus provides a description of each Fund's investment objectives, policies and strategies.

2. Significant Accounting Policies

The following is a summary of the significant accounting policies consistently followed by the Funds. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of net assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported results of operations during the reporting period. Actual results could differ from those estimates.

     SECURITY VALUATION -- Investments in equity securities that are traded on a national securities exchange (or reported on NASDAQ national market system), including foreign securities, are stated at the last quoted sales price at the end of regular trading, if readily available for such securities on each business day. Other equity securities traded in the over-the-counter market and listed equity securities for which no sale was reported on that date are stated at the last quoted bid price. Debt obligations exceeding sixty days to maturity for which market quotations are readily available are valued at the most recent bid price determined by employing methodologies that utilize actual market transactions, broker-supplied valuations, or other electronic data processing techniques. Debt obligations with sixty days or less until maturity may be valued at their amortized cost. When market quotations are not readily available, securities are valued at fair value as determined in good faith by procedures established and approved by the Board of Trustees.

     SECURITY TRANSACTIONS AND RELATED INCOME -- Security transactions are accounted for on the date the security is purchased or sold (trade date). Dividend income is recognized on the ex-dividend date, and interest income is accrued when earned. Costs used in determining realized gains and losses on the sales of investment securities are those of the specific securities sold. Purchase discounts and premiums on securities held by the Funds are accreted and amortized to maturity using the effective interest method.

     REPURCHASE AGREEMENTS -- In connection with a master repurchase agreement facility, the Funds invest in repurchase agreements secured by government securities. Securities pledged as collateral for repurchase agreements are held by the custodian bank until maturity of the repurchase agreements. Provisions of the repurchase agreements and procedures adopted by the Trust require that the market value of the collateral be sufficient to cover principal and interest in the event of default by the counterparty.

     If the counterparty defaults and the value of the collateral declines or if the counterparty enters an insolvency proceeding, realization of the collateral by the Fund may be delayed or limited.

     SECURITIES SOLD SHORT -- A Fund may sell a security short that is identical to a security held in the respective Fund's investment portfolio by borrowing and selling the identical security in the secondary market. The Fund records the borrowed securities sold short at market value in its investment portfolio. Where a Fund sells short in this manner, the cash proceeds from the short sale are held on deposit as collateral for the borrowed securities. Until a short position is closed, changes in the value of the securities sold short are reflected as unrealized gains or losses in the Statement of Operations of the Fund.

     FOREIGN CURRENCY TRANSLATION -- The books and records of the International Equity Fund are translated into U.S. dollars on the following basis:

         (1) market value of investment securities, assets and liabilities at the current rate of exchange; and

         (2) purchases and sales of investment securities, income and expenses at the relevant rates of exchange prevailing on the respective dates of such transactions.

     The International Equity Fund does not isolate that portion of gains and losses on investments in equity securities that is due to changes in the foreign exchange rates from that which is due to changes in market prices of equity securities.

     FORWARD FOREIGN CURRENCY CONTRACTS -- The International Equity Fund may enter into forward foreign currency contracts as hedges against specific transactions. All commitments are "marked-to-market" daily at the applicable foreign exchange rate, and any resulting unrealized gains or losses are recorded currently. The International Equity Fund realizes gains and losses at the time forward contracts are extinguished. Unrealized gains or losses on outstanding positions in forward foreign currency contracts held at the close of the year are recognized as ordinary income or loss for federal tax purposes. As of October 31, 2002, there were no forward foreign currency contracts outstanding.

================================================================================
PITCAIRN FUNDS  OCTOBER 31, 2002



     EXPENSES -- Expenses that are directly related to one of the Funds are charged directly to that Fund. Other operating expenses of the Trust are prorated to the Funds on the basis of relative net assets.

     FOREIGN WITHHOLDING TAXES -- A Fund may be subject to taxes imposed by countries in which it invests with respect to its investment in issuers existing or operating in such countries. Such taxes are generally based on income earned. A Fund accrues such taxes when the related income is earned.

     DISTRIBUTIONS -- Distributions to shareholders are recorded on the ex-dividend date.

     ADOPTION OF NEW ACCOUNTING STANDARDS -- The Funds adopted the provisions of the American Institute of Certified Public Accountants revised Audit and Accounting Guide "Audits of Investment Companies" (the "Guide"), as required on November 1, 2001. The Guide requires that a Fund accrete market discount on all applicable fixed income securities. Upon adoption of this principle on November 1, 2001, the Tax-Exempt Bond Fund was required to adjust the cost of its fixed income securities by $72,990, which represents the cumulative amount of accretion that would have been recognized had accretion been in effect from the purchase date of each holding through October 31, 2001. The Statement of Changes in Net Assets and Financial Highlights for prior periods have not been restated to reflect this change. The effect of this change on the Statement of Operations of the Tax-Exempt Bond Fund for the year ended October 31, 2002 was an increase in net investment income of $35,926 (less than $0.01 per share) and a decrease in unrealized gains of $35,926 (less than $0.01 per share). The effect of this change on the financial highlights for the year ended October 31, 2002, was as follows: an increase in net investment income to average net assets from 4.16% to 4.19% and an increase in net investment income before waivers to average net assets from 4.02% to 4.05%. Because the Tax-Exempt Bond Fund determines its required distributions under Federal income tax laws, the adoptions of this principle has not affected the amount of distributions paid to shareholders.

     In addition, prior to November 1, 2001, the Taxable Bond Fund recorded pay-down gains and losses on mortgage-backed and asset-backed securities as realized gains and losses. Subsequent to the adoption of the Guide, the Taxable Bond Fund reflects pay-down gains and losses as adjustments to interest income. The implementation of this change had no impact on total net assets or the net asset value, but resulted in a $5,835 increase in interest income and a corresponding decrease in realized gains of the Taxable Bond Fund for the year ended October 31, 2002. The effect of this change on the financial highlights for the year ended October 31, 2002, was as follows: an increase in net investment income to average net assets from 5.33% to 5.35% and an increase in net investment income before waivers to average net assets from 5.13% to 5.15%. The Statement of Changes in Net Assets and Financial Highlights for the period periods have not been restated to reflect this change.

3. Investment Advisory, Administration, Shareholder Services and Distribution Agreements

Pitcairn Investment Management (the "Adviser"), a division of Pitcairn Trust Company ("PTC"), serves as Investment Adviser to each Fund pursuant to an investment advisory agreement dated August 4, 2000 (the "Advisory Agreement") with the Trust. For its services, the Adviser is entitled to a fee, that is calculated daily and paid monthly, at an annual rate based on the average daily net assets of each Fund. In the interest of limiting expenses of the Funds, the Adviser has entered into an expense limitation agreement with the Trust (the "Expense Limitation Agreement"), pursuant to which it has agreed to waive or limit its fees and to assume other expenses so that the total annual operating expenses of the Funds are limited to a specified percentage of the average daily net assets of each Fund, through the fiscal year ending October 31, 2003. This limitation is net of securities lending revenue, if any, and exclusive of interest, taxes, brokerage fees and commissions, and extraordinary expenses.

Each Fund may at a later date reimburse the Adviser for the fees waived or limited and other expenses assumed and paid by the Adviser pursuant to the Expense Limitation Agreement during any of the previous two fiscal years, provided that the Fund has reached sufficient asset size to permit such reimbursement to be made without causing the total annual expense ratio of the Fund to exceed the percentage limits stated in the following table, and the Adviser remains the investment adviser to the Fund. Consequently, no reimbursement by the Fund will be made unless the Fund's assets exceed $10 million; the Fund's total annual operating expense ratio is less than the percentage stated in the following chart; and the payment of such reimbursement has been approved by the Trust's Board of Trustees. The advisory fee, expense limitations, and amounts which are subject to recapture through October 31, 2004, are as follows:


                                               FEES SUBJECT
                                               TO RECAPTURE
                             ADVISORY EXPENSE THROUGH  THROUGH
FUND                            FEE     CAP   10/31/03 10/31/04
----                         -------- ------- -------- --------
Diversified Value Fund           0.70%  1.00% $249,076 $154,726
Select Value Fund                0.70   1.00   129,289   98,360
Small Cap Core Fund              0.70   1.00   126,349   57,892
Diversified Growth Fund          0.70   1.00   226,448  124,045
Select Growth Fund               0.85   1.15   126,584  105,478
Small Cap Fund                   0.95   1.25   124,059   68,507
Family Heritage(R) Fund          0.90   1.20   147,620   68,740
International Equity Fund        0.95   1.25   281,204  161,088
Taxable Bond Fund                0.40   0.70   107,215   74,230
Tax-Exempt Bond Fund             0.30   0.60   180,771  157,408

While Pitcairn Investment Management serves as the overall investment adviser to the Funds, it has engaged specialty portfolio managers to make investment decisions for all or a portion of certain Funds. The Adviser has engaged Oechsle International Advisors, LLC to serve as the portfolio manager to the International Equity Fund and Sands Capital Management, Inc. to serve as the portfolio manager for the Select Growth Fund. Prior to April 25, 2002 Standish Mellon Asset Management Company LLC (formerly Standish, Ayer & Wood, Inc.) served as the portfolio manager to the Small Cap Growth Fund. Effective April 25, 2002 Pitcairn Investment

================================================================================



Management assumed investment management responsibilities for the Small Cap Growth Fund, its name was changed to Small Cap Fund and its principal investment strategy was changed from small cap growth to small cap core. The Adviser is responsible for payment of sub-advisory fees to each of the portfolio managers.

The Trust and SEI Investments Global Funds Services (formerly SEI Investments Mutual Funds Services), (the "Administrator") have entered into an Administration Agreement (the "Administration Agreement") dated August 1, 2000. Under the terms of the Administration Agreement, the Administrator receives a fee calculated daily and paid monthly at an annual rate of 0.08% of the average daily net assets of each Fund, subject to certain minimum annual fees.

The Board of Trustees of the Trust has adopted a Shareholder Services Plan (the "Plan") for the purpose of paying for shareholder servicing activities. Pursuant to the Plan, each Fund is authorized to pay to any Authorized Service Provider, which may include PTC or its affiliates, as compensation for service activities rendered by the Authorized Service Provider to shareholders of a Fund, a shareholder service fee at the rate of 0.25% on an annual basis of the average daily net assets serviced by the Authorized Service Provider. Such fee is calculated daily and paid monthly or at such other intervals as the Board shall determine. Pursuant to the Plan, the Board of Trustees of the Trust has adopted a Shareholder Services Agreement whereby PTC provides shareholder services. Pursuant to this agreement, PTC receives the aforementioned fee.

The Trust and SEI Investments Distribution Co. (the "Distributor"), a wholly owned subsidiary of SEI Investments Company, have entered into a distribution agreement. The Distributor receives no fees for its distribution services under this agreement.

4. Transactions with affiliates

Certain Trustees and officers of the Funds are also Directors and officers of the Adviser, Administrator and/or Distributor. These Trustees and officers of the Funds are paid no fees by the Funds for serving as either a Trustee or an officer of the Funds.

As of October 31, 2002, PTC, in its fiduciary and/or custodian capacity for trusts and other accounts holding Fund shares, is the record owner of all the outstanding shares of each Fund, and has or shares power to vote or dispose of these shares. In most cases, voting these Fund shares will require the consent of the other co-trustees. Members of the Pitcairn family serve, in various combinations, as co-trustee with PTC on trusts that are the beneficial owners of shares of the Funds. As co-trustees, these individuals share voting power to dispose of Fund shares with PTC.


The Funds have entered into agreements with SEI Investments to act as an agent in placing repurchase agreements for the Funds. For its services, SEI Investments received the following amounts for the year ended October 31, 2002:

Diversified Value Fund.....................     $116
Select Value Fund..........................       70
Small Cap Core Fund........................      438
Diversified Growth Fund....................      104
Select Growth Fund.........................      148
Small Cap Fund.............................      374
Family Heritage(R)Fund......................      67
International Equity Fund..................      871
Taxable Bond Fund..........................      594

5. Investment Transactions

The cost of securities purchased and the proceeds from securities sold, other than temporary cash investments, during the year ended October 31, 2002 were as follows:

                           U.S. GOVERNMENT   OTHER INVESTMENT
                              SECURITIES        SECURITIES
                          ----------------  -----------------
                          PURCHASES  SALES   PURCHASES  SALES
                            (000)    (000)    (000)     (000)
                          --------- ------  ---------- ------
Diversified Value Fund... $    --   $   --    $35,461 $43,053
Select Value Fund........      --       --     64,946  67,836
Small Cap Core Fund......      --       --     55,647  65,080
Diversified Growth Fund..      --       --     34,864  36,224
Select Growth Fund.......      --       --      9,376  10,963
Small Cap Fund...........      --       --     91,355  92,747
Family Heritage(R)Fund....     --       --     18,424  21,790
International Equity Fund      --       --     67,140  76,280
Taxable Bond Fund........  10,241    7,338     15,901  13,416
Tax-Exempt Bond Fund.....      --       --     17,869  15,176

6. Federal Taxes

It is each Fund's intention to continue to qualify as a regulated investment company for Federal income tax purposes by complying with the appropriate provisions of the Internal Revenue Code of 1986, as amended. Accordingly, no provision for Federal income taxes has been made in the financial statements.

Income and capital gain distributions are determined in accordance with Federal income tax regulations and may differ from those determined in accordance with accounting principles generally accepted in the United States of America.

As a result, the net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ from distributions during such period. These book/tax differences may be temporary or permanent in nature. To the extent these differences are permanent, they are charged or credited to paid-in capital or accumulated net realized gain, as appropriate, in the period that the differences arise. Accordingly, the following permanent differences, primarily due to net operating losses, foreign currency losses and

NOTES TO FINANCIAL STATEMENTS   (concluded)
================================================================================
PITCAIRN FUNDS  OCTOBER 31, 2002



pay-down gains and losses on asset-backed securities, have been reclassified to/from the following accounts:

                                                           UNDISTRIBUTED
                                             ACCUMULATED  NET INVESTMENT
                           PAID-IN-CAPITAL  REALIZED GAIN  INCOME (LOSS)
                                 (000)       (LOSS) (000)      (000)
                           ---------------  ------------- --------------
Diversified Growth Fund.....    $(149)            $--          $149
Select Growth Fund..........     (272)             --           272
Small Cap Fund..............     (158)             --           158
Family Heritage(R)Fund......     (137)             --           137
International Equity Fund...       --              64           (64)
Taxable Bond Fund...........       --               6            (6)

These reclassifications have no effect on net assets or net asset values per share.

Tax basis distributable income differed from the amounts reported in the Statement of Net Assets as of October 31, 2002 as follows:

                                                       TAX
                                             TAXABLE  EXEMPT
                                              BOND     BOND
                                              FUND     FUND
                                             -------  ------
Distributable Tax Exempt Income (000) ......  $ --     $397
Distributable Ordinary Income (000) ........   166       --
Cash Distributions Payable as of
October 31, 2002 (000) .....................  (166)    (397)
Temporary Difference - Accretion of
Market Discount (000) (See Note 2) .........    --      109
Undistributed Net Investment Income
per the Statement of Net Assets (000) ......    --      109

The tax character of dividends and distributions paid during the last two fiscal years were as follows:

                                         ORDINARY   LONG-TERM  TAX EXEMPT
                                          INCOME  CAPITAL GAIN   INCOME   TOTAL
                                           (000)      (000)       (000)   (000)
                                         -------- ------------ ---------  ------
Diversified Value Fund
   2002.............................       $1,613      $ --       $ --  $1,613
   2001.............................        1,402        --         --   1,402
Select Value Fund
   2002.............................          516        --         --     516
   2001.............................          560        --         --     560
Small Cap Core Fund
   2002.............................          494        --         --     494
   2001.............................          649        --         --     649
Select Growth Fund
   2002.............................           --        --         --      --
   2001.............................           --        21         --      21
International Equity Fund
   2002.............................        1,095        --         --   1,095
   2001.............................          451       488         --     939
Taxable Bond Fund
   2002.............................        2,275        --         --   2,275
   2001.............................        2,164        --         --   2,164
Tax-Exempt Bond Fund
   2002.............................           50        11      4,690   4,751
   2001.............................           --        --      4,536   4,536

As of October 31, 2002, the following Funds had capital loss carryforwards that can be used to offset future capital gains through the indicated expiration dates:

                                         2008    2009     2010     TOTAL
                                         (000)    (000)   (000)     (000)
                                        ------   ------  -------   -------
Diversified Value Fund .............    $  171   $   --  $ 2,855   $ 3,026
Select Value Fund...................        57       --    2,797     2,854
Small Cap Core Fund.................       147       --      918     1,065
Diversified Growth Fund ............       670   25,419   35,399    61,488
Select Growth Fund..................        --    9,204   12,366    21,570
Small Cap Fund......................     2,802   16,898    3,347    23,047
Family Heritage(R) Fund ............     1,614    3,678    2,799     8,091
International Equity Fund ..........        --   16,339   24,092    40,431
Taxable Bond Fund...................        --       --    1,398     1,398

At October 31, 2002, the total cost of securities for Federal income tax purposes and the related aggregate gross unrealized appreciation and depreciation on investment securities were as follows:

                                                                        NET
                                                                    UNREALIZED
                                FEDERAL   APPRECIATED DEPRECIATED  APPRECIATION
                                TAX COST  SECURITIES  SECURITIES  (DEPRECIATION)
                                  (000)      (000)       (000)         (000)
                                -------- ------------ ----------  -------------
Diversified Value Fund ......   $139,915    $ 9,010    $(26,789)    $(17,779)
Select Value Fund............     51,329      2,919      (5,862)      (2,943)
Small Cap Core Fund..........     39,843     11,776      (2,058)       9,718
Diversified Growth Fund .....    119,090      2,597     (39,337)     (36,740)
Select Growth Fund...........     43,995      2,339     (13,477)     (11,138)
Small Cap Fund...............     30,014        891      (5,273)      (4,382)
Family Heritage(R)Fund ......     84,520      8,166     (26,101)     (17,935)
International Equity Fund....     95,796      3,930     (16,409)     (12,479)
Taxable Bond Fund............     38,197      2,371        (341)       2,030
Tax-Exempt Bond Fund.........    106,234      8,375          (4)       8,371


7. Risks of International Investing

The International Equity Fund invests in securities of foreign issuers in various countries. These investments may involve certain considerations and risks not typically associated with investments in the United States of America, as a result of, among other factors, the possibility of future political and economic developments and the level of governmental supervision and regulation of securities markets in the respective countries.

8. Margin Loans with Brokers

During the year ended October 31, 2002, the Small Cap Core Fund had outstanding borrowings under margin loans with brokers. The interest expense incurred, outstanding borrowings and interest rate were as follows:

                                                  MAXIMUM
                                      AVERAGE   OUTSTANDING  AVERAGE
                          INTEREST  OUTSTANDING   AT ANY    INTEREST
                           EXPENSE  BORROWINGS   MONTH END    RATE
                          --------- ----------- ---------- ----------
Small Cap Core Fund......  $56,418  $2,710,684  $3,409,077    2.08%

================================================================================


9. Securities Lending

Each of the Funds may lend its portfolio securities to brokers, dealers, and financial institutions, provided that collateral equal to at least 100% of the market value of the securities loaned is deposited by the borrower with the Fund's custodian and is maintained each business day in a segregated account pursuant to applicable regulations. However, due to market fluctuations, the collateral may fall under 100% of the market value of the securities on loan. On the next business day, the collateral is adjusted to meet the 100% requirement based on the prior day's market fluctuations and the current day's security lending activity. However, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings. While such securities are on loan, the borrower pays the lending Fund income accruing thereon, and the Fund invests cash collateral in permissible securities, thereby earning additional income. The loan is terminated when the borrowed securities are returned. Any gain or loss in the market price of the borrowed securities, which occurs during the term of the loan, inures to the lending Fund. There mat be risks of delay in receiving additional collateral or risks of delay in recovery of the securities or even loss of rights in the securities loaned should the borrower of the securities fail financially. A lending Fund may pay reasonable finders, borrowers, administrative, and custodial fees in connection with the loan. The market value of the securities on loan, which may include pending transactions, and the market value of the collateral as of October 31, 2002, were as follows:


                                 MARKET VALUE      MARKET
                                 OF SECURITIES  VALUE OF CASH
                                    ON LOAN      COLLATERAL
                                     (000)          (000)
                                  -----------    -----------
Diversified Value Fund........... $ 9,497         $ 9,727
Select Value Fund................   8,262           8,458
Small Cap Core Fund..............  18,404          18,854
Diversified Growth Fund..........   6,716           6,877
Select Growth Fund...............   4,847           4,962
Small Cap Fund...................  10,008          10,251
Family Heritage(R)Fund............ 13,819          14,160
International Equity Fund........   4,003           4,119
Taxable Bond Fund................  14,189          10,748

Cash collateral received is invested in the Northern Institutional Funds Liquid Asset Portfolio, a fund which invests in high-quality money market instruments. In addition to the cash collateral invested, the Taxable Bond Fund holds non-cash collateral received, comprised of U.S. Government and U.S. Agency securities with an aggregate value of $3,992,615 for securities loaned as of October 31, 2002.

10. Tax-Exempt Bond Fund Acquisition of the Net Assets of Kala Investment Corporation

On October 29, 2001, substantially all of the net assets of Kala Investment Corporation ("Kala"), a diversified closed-end investment company, were contributed in exchange for shares of the Tax-Exempt Bond Fund. Under the Plan of Reorganization, 724,834 shares of the Tax-Exempt Bond Fund were issued to the shareholders of Kala in the tax-free reorganization. The value of the Kala net assets contributed as of the merger date were $7,654,244, which included unrealized appreciation of $116,895. Subsequent to the receipt on October 29, 2001 of Kala's contributed assets, the value of the net assets of the Tax-Exempt Bond Fund was $112,672,777.

11. Subsequent Events

The Trustees of the Small Cap Fund unanimously approved a Plan of Reorganization which resulted in the transfer of all of the assets and liabilities of the Small Cap Fund to the Small Cap Core Fund in exchange for shares of the Small Cap Core Fund after the close of business on October 31, 2002. The shareholders of the Small Cap Fund exchanged 5,536,781 shares and received 2,602,903 shares of the Small Cap Core Fund with an aggregate value of $25,687,425.

The value of the Small Cap Fund on October 31, 2002 was $25,687,425, which included $4,381,612 in unrealized depreciation and $23,046,960 in accumulated net realized losses. Upon the business combination of the Funds after the close of business on October 31, 2002, the value of the Small Cap Core Fund was $75,783,828.

At its meeting on December 10, 2002, the Board of Trustees of the Pitcairn Funds approved two additional portfolio managers, The Boston Company Asset Management, LLC and Brandywine Asset Management, LLC, for the International Equity Fund effective January 1, 2003.

NOTICE TO SHAREHOLDERS   (Unaudited)
================================================================================
PITCAIRN FUNDS  OCTOBER 31, 2002



For the purposes of the Internal Revenue Code, each Fund is designating the following items with regard to distributions paid during the fiscal year ended October 31, 2002:


                                        DIVERSIFIED         SELECT           SMALL CAP        DIVERSIFIED       SELECT
                                          VALUE             VALUE              CORE             GROWTH          GROWTH
                                           FUND              FUND              FUND              FUND            FUND
                                        -----------        -------           ---------        -----------      --------
Long Term (20% Rate)
     Capital Gain Distribution              0.00%            0.00%             0.00%             0.00%            0.00%

Ordinary Income Distributions             100.00%          100.00%           100.00%             0.00%            0.00%

Tax-Exempt Interest                         0.00%            0.00%             0.00%             0.00%            0.00%

Total Distributions                       100.00%          100.00%           100.00%             0.00%            0.00%

Qualifying Dividends(1)                    18.52%          100.00%            26.77%             0.00%            0.00%

Foreign Tax Withholding
     Pass Through (2)                       0.00%            0.00%             0.00%             0.00%            0.00%

                                                            FAMILY         INTERNATIONAL                      TAX-EXEMPT
                                         SMALL CAP         HERITAGE(R)        EQUITY         TAXABLE BOND        BOND
                                           FUND              FUND              FUND              FUND            FUND
                                         ---------         ----------      ------------      ------------     ----------
Long Term (20% Rate)
     Capital Gain Distribution              0.00%            0.00%             0.00%             0.00%            0.20%

Ordinary Income Distributions               0.00%            0.00%           100.00%           100.00%            1.07%

Tax-Exempt Interest                         0.00%            0.00%             0.00%             0.00%           98.73%

Total Distributions                         0.00%            0.00%           100.00%           100.00%          100.00%

Qualifying Dividends(1)                     0.00%            0.00%             0.00%             0.00%            0.00%

Foreign Tax Withholding
     Pass Through  (2)                      0.00%            0.00%            11.56%             0.00%            0.00%

 --------------------------------
(1) Qualifying dividends represent dividends which qualify for the corporate dividends received deduction and is reflected as a percentage of "Ordinary Income Distributions".

(2) Foreign tax credit pass through represents the amount eligible for the foreign tax credit and is reflected as a percentage of "Ordinary Income Distributions".

TRUSTEES AND OFFICERS   (Unaudited)
================================================================================


------------------------------------------------------------------------------------------------------------------------------------
   NAME & AGE          POSITION HELD       LENGTH OF                    NUMBER OF               PRINCIPAL OCCUPATION(S)
                        WITH TRUST        TIME SERVED                 PORTFOLIOS IN             DURING PAST FIVE YEARS
                                            (YRS.)*                   FUND COMPLEX              AND OTHER DIRECTORSHIPS
                                                                        OVERSEEN
------------------------------------------------------------------------------------------------------------------------------------
   TRUSTEES
------------------------------------------------------------------------------------------------------------------------------------
   George M.             Trustee              2                           10              General Counsel/Corporate Secretary,
   Chamberlain, Jr.,     Member,                                                          Investor Force Holdings, Inc. (and its
   Esq.                  Audit and                                                        affiliates, including Investor Force
   55                    Valuation                                                        Securities, Inc., a registered broker-
                         Committees                                                       dealer, (since July 2001); Corporate
                                                                                          Counsel, Investor Force, Inc. (November
                                                                                          2000 to July 2001); Attorney in private
                                                                                          practice from July 1999 to October 2000;
                                                                                          prior to that time, Senior Vice
                                                                                          President and General Counsel, Delaware
                                                                                          Management Holdings, Inc. and the
                                                                                          Delaware Investments Companies and
                                                                                          Funds.
------------------------------------------------------------------------------------------------------------------------------------
   Carleton A.           Trustee              2                           10              Private investor (since April, 1995);
   Holstrom              Chairman,                                                        Chief Financial Officer, Scientific
   67                    Audit                                                            Learning Corporation, Berkeley, CA
                         Committee                                                        from January 1994 to March 1995; Director,
                                                                                          Custodial Trust Company, Princeton, NJ;
                                                                                          Director, Scientific Learning Corporation.
------------------------------------------------------------------------------------------------------------------------------------
   James R. Wood         Trustee              2                           10              Consultant (since March 2000);
   63                    Member,                                                          President, STI Capital Management,
                         Audit                                                            from September 1995 to February 15,
                         Committee                                                        2000; Executive Vice President,
                                                                                          Franklin/Templeton Funds, from October
                                                                                          1988 to September 1995.
------------------------------------------------------------------------------------------------------------------------------------
   INTERESTED TRUSTEES**
------------------------------------------------------------------------------------------------------------------------------------
   Alvin A. Clay III     Trustee,             2                           10              President and Chief Executive Officer,
   45                    President and                                                    Pitcairn Investment Management
                         Chief Executive                                                  (since inception); Chief Executive
                         Officer                                                          Officer (since November 1999), President,
                                                                                          CEO and Director, Pitcairn Trust Company;
                                                                                          President, COO and Director, Pitcairn
                                                                                          Company.
------------------------------------------------------------------------------------------------------------------------------------
   Dirk Junge            Trustee,             2                           10              Chairman and CEO, Pitcairn Company;
   53                    Chairman and                                                     Chairman, Pitcairn Trust Company;
                         Vice President                                                   Director, Paramount Resources, Inc.
                                                                                          (a Canadian public company).
------------------------------------------------------------------------------------------------------------------------------------
   OFFICERS
------------------------------------------------------------------------------------------------------------------------------------
   William C.            Vice President,      2                           N/A             Chief Financial Officer, Pitcairn
   McCormick             Chief Financial                                                  Investment Management (since
   43                    Officer, Chief                                                   inception); Executive Vice President
                         Accounting                                                       (since July 1998), Chief Financial
                         Officer and                                                      Officer and Treasurer, Pitcairn
                         Treasurer                                                        Company and Pitcairn Trust Company.
------------------------------------------------------------------------------------------------------------------------------------

TRUSTEES AND OFFICERS   (Unaudited) (Concluded)
================================================================================


------------------------------------------------------------------------------------------------------------------------------------
   NAME & AGE          POSITION HELD       LENGTH OF                    NUMBER OF               PRINCIPAL OCCUPATION(S)
                        WITH TRUST        TIME SERVED                 PORTFOLIOS IN             DURING PAST FIVE YEARS
                                            (YRS.)*                   FUND COMPLEX              AND OTHER DIRECTORSHIPS
                                                                        OVERSEEN
------------------------------------------------------------------------------------------------------------------------------------
   OFFICERS (continued)
------------------------------------------------------------------------------------------------------------------------------------
   Dain Kistner          Vice President       2                           N/A             Senior Vice President, (since August
   32                    and Assistant                                                    2002); Assistant Vice President (from
                         Treasurer                                                        November 1999 to November 2000); Pitcairn
                                                                                          Trust Company; Vice President of
                                                                                          Marketing, Bedminster Bioconversion
                                                                                          Corporation from August 1996 through
                                                                                          November 1999; Information Systems
                                                                                          Analyst, The Hillsdale Group from 1993
                                                                                          to 1996.
------------------------------------------------------------------------------------------------------------------------------------
   Lawrence R.           Vice President,      2                           N/A             Executive Vice President (since July
   Bardfeld              Secretary and                                                    1998); Chief Legal Officer and
   55                    Code Comp-                                                       Secretary, Pitcairn Company and
                         liance Officer                                                   Pitcairn Trust Company.
------------------------------------------------------------------------------------------------------------------------------------
   Averill R. Jarvis     Vice President       2                           N/A             Senior Vice President and Associate
   52                    and Assistant                                                    General Counsel, Pitcairn Trust
                         Secretary                                                        Company (since January 2000); Vice
                                                                                          President and Associate General Counsel of
                                                                                          Pitcairn Trust Company from 1994 to
                                                                                          2000.
------------------------------------------------------------------------------------------------------------------------------------
   James R. Foggo        Vice President       2                           N/A             Head of Fund Operations, Vice
   38                    and Assistant                                                    President of SEI Investments (since
                         Secretary                                                        1998). Vice President of the Administrator
                                                                                          and the Distributor (since May 1999);
                                                                                          Associate, Paul Weiss, Rifkind, Wharton
                                                                                          & Garrison (law firm), from 1998 to
                                                                                          1999; Associate, Baker & McKenzie (law
                                                                                          firm) from 1995-1998.
------------------------------------------------------------------------------------------------------------------------------------
   Timothy D. Barto      Vice President       2                           N/A             Vice President and Assistant Secretary
   34                     and Assistant                                                   of SEI Investments (since November
                         Secretary                                                        1999). Associate, Dechert (law firm) from
                                                                                          1997-1999; Associate, Richter, Miller &
                                                                                          Finn (law firm) from 1994-1997.
------------------------------------------------------------------------------------------------------------------------------------

 * Trustee or Officer of the Trust until such time as his successor is duly elected and appointed.

** Trustees who may be deemed to be "interested persons" of the Trust as that term is defined in the 1940 Act ("Interested
   Trustees") because they also serve as officers of the Trust and the Adviser or Pitcairn Trust Company.

For more information regarding the Trustees and Officers, please refer to the Statement of Additional Information, which is available upon request by calling 1-800-214-6744.

                                      NOTES

                                      NOTES

INVESTMENT ADVISER
Pitcairn Investment Management
One Pitcairn Place, Suite 3000
165 Township Line Road
Jenkintown, PA 19046

SUB-ADVISER (INTERNATIONAL EQUITY FUND)
Oechsle International Advisors, LLC
One International Place, 23rd Floor
Boston, MA 02110

SUB-ADVISER (SMALL CAP GROWTH FUND
PRIOR TO APRIL 25, 2002)
Standish Mellon Asset Management Company LLC
One Financial Center
Boston, MA 02111

SUB-ADVISER (SELECT GROWTH FUND)
Sands Capital Management, Inc.
1001 19th Street North, Suite 1450
Arlington, VA 22209

ADMINISTRATOR & DISTRIBUTOR
SEI Investments Global Funds Services
SEI Investments Distribution Co.
One Freedom Valley Drive
Oaks, PA 19456

LEGAL COUNSEL
Dechert
1775 Eye Street, NW
Washington, DC 20006

LEGAL COUNSEL TO INDEPENDENT TRUSTEES
Stradley Ronon Stevens & Young, LLP
2600 One Commerce Square
Philadelphia, PA 19103

INDEPENDENT ACCOUNTANTS
PricewaterhouseCoopers LLP
Two Commerce Square, Suite 1700
2001 Market Street
Philadelphia, PA 19103

BOARD OF TRUSTEES
Alvin A. Clay III, President and Chief Executive Officer
Dirk Junge, Chairman and Vice President
Carleton A. Holstrom
George M. Chamberlain, Jr., Esq.
James R. Wood

                                 [LOGO OMITTED]
                                 PITCAIRN FUNDS

                         One Pitcairn Place, Suite 3000
                             165 Township Line Road
                            Jenkintown, PA 19046-3531